UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2010

Multi Sector Fixed Income Funds
Core Fixed Income
Core Plus Fixed Income
Global Income

Goldman Sachs Multi Sector Fixed Income Funds

■	CORE FIXED INCOME

■	CORE PLUS FIXED INCOME

■	GLOBAL INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	3
Portfolio Management Discussions and Performance Summaries	8
Schedules of Investments	24
Financial Statements	68
Notes to Financial Statements	72
Financial Highlights	94
Report of Independent Registered Public Accounting Firm	100
Other Information	101

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be susceptible to greater losses because of these developments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

U.S. Fixed Income Market

The combination of improving financial conditions and better economic data led to a dramatic increase in demand for riskier fixed income assets during the 12 months ended March 31, 2010 (the “Reporting Period”). Indeed, as investors sustained their strong appetite for risky assets, all spread, or non-Treasury, sectors outperformed U.S. Treasuries for the Reporting Period.

Fears of financial systemic risk were significantly reduced given oft-unprecedented policy mechanisms put in place earlier in 2009. Manufacturing data broadly improved. Business inventories declined. Existing home sales were higher than expected, particularly during the second half of the Reporting Period, although some believe the increase reflected a rush to buy before the housing tax credit expired in April 2010. Retail sales rose. While the marked upturn in discretionary spending indicated the possibility of sustained economic recovery, consumers continued to be burdened by high debt levels and a weak labor market, leading to muted consumer confidence. The pace of decline in nonfarm payrolls slowed and then even turned a corner toward growth in the last months of the Reporting Period, but at the end of March 2010, the unemployment rate stood at a persistently high 9.7%. Commodity and energy prices rose during the Reporting Period, but inflation remained subdued. As a result, the Federal Reserve Board (the “Fed”) indicated that interest rates would remain exceptionally low for an extended period.

During the first months of the Reporting Period, what is known as the TED spread, which is the difference in yield between 3-month LIBOR* and 3-month U.S. Treasuries and a common measure of financial stress, stood at about 0.50%. This was the lowest reading of the TED spread since the middle of 2007, before the credit crisis hit in earnest. Treasury yields rose during most of the second calendar quarter of 2009, but reversed course in the final weeks of June as heavy supply was well absorbed. Nevertheless, the 10-year Treasury ended the second calendar quarter 87 basis points (0.87%) higher at a yield of 3.53%. Notably, the U.S. Treasury yield curve, or spectrum of maturities, reached its steepest level ever, meaning the yields on securities with longer-term maturities were significantly higher than the yields on securities with shorter-term maturities. The differential between 2- and 10-year Treasury notes reached 275 basis points (2.75%) in May before ending June at 242 basis points (2.42%).

In the third calendar quarter, Treasury yields were relatively stable and even declined slightly, aided by continued signs of easy monetary policy. In its statement following its September meeting, the Fed re-stated that it “continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The 10-year Treasury ended the quarter 22 basis points (0.22%) lower at a yield of 3.31%. The 10-year Treasury remained surprisingly strong mainly due to support from international and domestic fund flows. The Treasury yield curve flattened slightly, meaning the difference in yields between shorter-term and longer-term Treasury securities narrowed. Still, the Treasury yield curve remained steep as the differential between the 2- and 10-year Treasury notes was 236 basis points (2.36%) at the end of September 2009.

*	LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

MARKET REVIEW

Treasury yields rose during the fourth quarter of 2009, as the 10-year Treasury ended the period 52 basis points (0.54%) higher at a yield of 3.83%. The yield curve steepened further, as short rates remained anchored by the Fed’s continued commitment to an extended period of low rates. The differential between the 2- and 10-year Treasury notes ended the quarter at 268 basis points (2.68%).

During the first quarter of 2010, Treasury yields actually declined modestly, after falling sharply in mid-January and then rising in March, vacillating along with news of corporate earnings, European sovereign debt concerns and mixed economic data. It was announced that fourth quarter 2009 U.S. Gross Domestic Product (“GDP”) grew at an annualized rate of 5.6%, but the labor market continued to cause concern. The exception was long-dated U.S. Treasuries, where yields moved modestly higher. While yields on shorter-dated Treasuries declined between 11 and 14 basis points (0.11% to 0.14%), the 10-year Treasury actually closed the quarter almost exactly where it started on January 1st, just 1 basis point (0.01%) higher at a yield of 3.84%. The yield curve steepened further during the first quarter, with the differential between the 2- and 10-year Treasury notes ending March 2010 at 282 basis points (2.82%).

International Fixed Income Markets

As in the United States, the Reporting Period was a time when unprecedented government intervention in the global banking markets spurred a steady improvement in credit conditions around the world. The rapid thaw in liquidity pressures fostered a marked increase in risk appetite. Starting from the second quarter of 2009, economic data suggested that the global economy had reached the bottom of the economic downturn. The fall in housing data had begun to moderate and the industrial side of the global economy saw a sharp turn in orders data. Governments continued to apply aggressive monetary and fiscal policies to stimulate economic growth. Short-term government bonds, especially in the United States and Europe, performed well on the prospect of an extended period of low interest rates. While the U.S. targeted federal funds rate was maintained at a range of 0% to 0.25% throughout the Reporting Period, the European Central Bank has held rates at a low of 1.0% since May 2009, and the Bank of England maintained rates at 0.5%. Japanese interest rates were fixed at 0.1%. Interest rates within the developed economies remained low, as governments and central banks maintained easy monetary policy in an effort to boost economic growth.

The improving economic backdrop, combined with tighter capital requirements and attractive valuations, also led to a remarkable rally in non-government fixed income sectors. Corporate bonds, both investment grade and high yield, performed particularly well.

MARKET REVIEW

Looking Ahead

U.S. Fixed Income Market

The U.S. economy was recovering at a relatively rapid pace, expanding, as mentioned, GDP at 5.6% in the fourth quarter of 2009, consistent with the historical pattern of sharp downturns being followed by equally sharp recoveries. Inventories drove much of the fourth quarter growth, followed by net exports and consumer spending. We believe supportive financial conditions and the continued decline in inventories relative to sales suggest the U.S. economy still has room to grow over the next several months.

The key question for the United States, in our view, continues to be whether consumers can drive a more sustainable recovery as the growth impact of fiscal stimulus and the inventory cycle fades in the second half of 2010. Consumption has held up relatively well in recent quarters, likely due to a combination of rising asset prices, modest improvements in the housing market and signs of stabilization in employment. As long as the trends in housing, employment and asset prices do not turn materially worse, we believe consumption growth is likely to remain positive but subdued.

We believe the upside potential for U.S. growth comes primarily from the corporate sector. The housing sector is likely to provide little upside, as we continue to expect the overhang of foreclosure-related supply to push housing prices down another 10% before the market finds a bottom. However, we believe corporate cash — deployed via stock buybacks, mergers and acquisitions, or investment — could have a significantly positively impact on asset prices and employment. So far, business investment has remained subdued, but the rise in corporate profits, cash flow, orders and confidence all suggest investment is due for a sharp increase. The only significant headwind to higher business investment is excess capacity. However, during previous episodes when low growth created large capacity overhangs in the mid-1970s and early 1980s, investment still increased sharply after the initial pullback. Thus, as long as business confidence does not suffer a significant decline, we do not believe excess capacity rules out a rise in business investment.

All told, then, we expect the U.S. economy will expand year-over-year in calendar 2010, potentially above the 3.0% consensus forecast. While we expect some positive benefit from the corporate cash dynamic, we view this primarily as an upside possibility. The U.S. economy continues to face headwinds, ranging from a weaker commercial real estate sector to rising concerns about the country’s fiscal health. As a result, we believe 2010 growth is likely to peak in the second calendar quarter and that consumption growth will remain modest at a little over 2%. We expect inflation of 1.6% in 2010, below the 2.2% consensus forecast.

We think the risks to our view ahead are tilted to the upside given the potential for corporate cash to develop into a virtuous cycle of rising asset prices and falling unemployment. However, given the headwinds still facing the economy and the potential threat to confidence due to sovereign risk fears, our core view on U.S. growth continues to be “lower for longer.”

MARKET REVIEW

International Fixed Income Markets

In our view, the sustainability of the global economic recovery was still an open question at the end of March 2010. As the temporary boost from fiscal stimulus and inventory restocking begins to fade in the second half of 2010, we believe the longer-term strength of the recovery will largely depend on whether the upside potential of record corporate cash levels can overcome concerns about the possibility of a sovereign debt crisis.

In the United States and other developed economies, the corporate sector has chosen to hoard profits rather than invest or hire new workers and thus was sitting, at the end of the Reporting Period, on a massive stockpile of cash. At some point, companies will begin to invest this cash, use it for mergers and acquisitions, and/or return it to investors via stock buybacks. As corporations put cash to work, a virtuous cycle of asset price appreciation, falling unemployment and rising consumer confidence could develop. We believe this upside potential is greatest in the United States, where investment in leading sectors such as truck fleets and information technology spiked in the last months of the Reporting Period. The main argument against a pickup in investment is the overhang of excess capacity throughout the developed world. However, historical data suggest that excess capacity has not previously been a significant barrier to rising business investment, and we believe many firms are nearing the point where investment will be required for maintenance purposes, if nothing else.

We are less optimistic about Europe, where the potential for a sovereign debt crisis in the peripheral nations presents a significant headwind to an investment-driven recovery. While many developed nations have leveraged up their balance sheets to offset deleveraging in the private sector, we think Europe’s peripheral nations face challenges reminiscent of previous emerging market debt crises. Because the peripherals borrow in currency they do not control, they are being forced to employ counter-cyclical fiscal austerity measures to address market concerns about their fiscal health. We think this fiscal drag may restrain the European recovery and raises the risk of deflation if the crisis spreads among the peripheries and then to the relatively weak European banking system. We believe that Japan also faces fiscal challenges that are likely to restrain growth, though a debt crisis is unlikely given the domestic buyer base for Japanese government bonds.

In the emerging economies, we believe that China should continue to be a significant driver of global economic growth, but we are concerned about the growing risk of inflation there. After a brief slowdown during the global recession, government spending on infrastructure development has led to a rapid rebound in China’s economic growth. Chinese policymakers have taken a modest and targeted approach to withdrawing some of this stimulus in an effort to contain inflationary pressures and asset appreciation. However, infrastructure development is critical to China’s long-term growth, and so we believe policymakers will be reluctant to take more aggressive tightening steps. If inflation rises and China’s policymakers are forced to act more aggressively, we believe the effect would be detrimental for global economic growth as well as for asset prices.

In balancing the risks to the recovery, we believe the upside potential in the United States and China outweighs the downside risks in Europe and Japan. We see little risk of higher inflation except in China. In the developed world, excess capacity and the continued contraction in credit are offsetting any inflationary pressure from accommodative policy. We expect the Fed and other major central banks to remain on hold in 2010.

MARKET REVIEW

We anticipate year-over-year growth for the Eurozone economy of about 1.0% for calendar 2010, somewhat below the consensus forecast of 1.4%. We believe inflation may be about 0.8% over the calendar year, which is below the consensus forecast of about 1.3%. We believe the U.K. economy may expand at a year-over-year rate of about 1.2% during 2010, matching the consensus forecast of 1.2%. We anticipate inflation of about 2.5% over the same period, which is above the consensus forecast of about 2.0%. In Japan, we believe, as does the consensus, that year-over-year economic growth may reach 1.6% for 2010. We expect, again as does the consensus, that Japan will actually see deflation. We expect deflation in Japan to be at a rate of −1.2% during the calendar year, somewhat more than the consensus forecast of −1.0%.

From an investment perspective, we believe the view ahead currently favors risk assets in the United States, particularly the financials segment of the corporate bond sector and mortgage-related fixed income securities, given our expectations of continued low rates and economic recovery. We also believe the view ahead is particularly favorable for emerging market debt and currencies, which should continue to benefit from improving economic and debt fundamentals. However, we believe that the sovereign risk theme bears close watching. We find it hard to believe any asset class, other than perhaps U.S. Treasuries, would perform well if another market crisis were to develop.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this report.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Core Fixed Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 19.32%, 18.36%, 18.48%, 19.79%, 19.05%, 19.58% and 19.03%, respectively. These returns compare to the 7.69% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies contributed the most to relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. Bottom-up individual issue selection within the collateralized and government/agency sectors contributed positively to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was its underweighted exposure compared to the Index to commercial mortgage-backed securities (“CMBS”). The CMBS sector rallied during the Reporting Period, especially during the second quarter of 2009.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to credit-sensitive mortgage-backed securities was particularly beneficial. Non-agency residential mortgage-backed securities (“RMBS”) performed especially well. RMBS benefited from improved supply and demand dynamics, especially with the Public-Private Investment Program (“PPIP”) beginning. RMBS were further boosted by a variety of indicators suggesting overall stabilization in the residential housing market. The Fund also benefited from a modestly overweighted allocation to investment grade corporate bonds, which rallied as strong demand allowed record issuance to be well absorbed.

Tightening in the spread, or yield differential, between the credit default swap index (“CDX”) and corporate cash bonds also contributed positively to Fund performance during the Reporting Period. In other words, improvements in funding markets helped the basis between the CDX and corporate cash bonds tighten moderately, but the relationship between cash bonds and synthetics remained more volatile than in the past. Basis risk is the risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments creates the potential for excess gains or losses in a hedging strategy, thus adding risk to the position. Credit-default swap indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Issuer selection within the collateralized and government/ agency sectors also proved effective.

The major detractor from the Fund’s performance during the annual period was its underweighted position in CMBS, as the sector performed well during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the first three quarters of the Reporting Period, the Fund’s yield curve steepening bias contributed to its

PORTFOLIO RESULTS

performance as, in general, rates in the shorter-maturity portion of the yield curve were anchored during these months, while rates at the long-term end of the yield curve rose amid concern over longer-term inflationary pressures. Yield curve indicates the spectrum of maturities within a particular sector.

We shifted to a net long bias in duration during the first quarter of 2010, which contributed to overall performance amid increased risk premia. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we significantly reduced the Fund’s overweighted exposure to non-agency adjustable rate mortgages (“ARMs”). We increased the Fund’s overweighted exposure to quasi-government securities, such as government-guaranteed corporate bonds. We also increased the Fund’s overweighted position in investment grade corporate bonds, especially in the financials industry. We added to the Fund’s position in CMBS. As already mentioned, we shifted from a net short duration to a net long bias in duration during the first quarter of 2010.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted allocations relative to the Index in quasi-government securities, including agency securities, as well as in asset-backed securities, CMBS, and investment grade corporate bonds. The Fund also had exposure to high yield corporate bonds, which is a sector not represented in the Index. The Fund had underweighted exposure relative to the Index in U.S. government securities, RMBS and emerging market debt. The Fund also had a position in cash at the end of the Reporting Period. The Fund maintained a modestly longer duration relative to the Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund
as of March 31, 2010

PERFORMANCE REVIEW

			30-Day	30-Day
	Fund Total Return	Barclays Capital U.S.	Standardized	Standardized
April 1, 2009–March 31, 2010	(based on NAV)[1]	Aggregate Bond Index[2]	Net Yield[3]	Gross Yield[3]

Class A	19.32%	7.69%	2.57%	2.57%
Class B	18.36	7.69	1.93	1.93
Class C	18.48	7.69	1.93	1.93
Institutional	19.79	7.69	3.01	3.01
Service	19.05	7.69	2.52	2.52
Class IR	19.58	7.69	2.92	2.92
Class R	19.03	7.69	2.43	2.43

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	14.87%	2.86%	4.90%	5.09%	5/1/97
Class B	13.22	2.47	4.67	4.91	5/1/97
Class C	17.45	2.90	4.53	4.43	8/15/97
Institutional	19.79	4.02	5.71	5.83	1/5/94
Service	19.05	3.50	5.18	5.31	3/13/96
Class IR	19.58	N/A	N/A	2.75	11/30/07
Class R	19.03	N/A	N/A	2.27	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.81%	0.81%
Class B	1.56	1.56
Class C	1.56	1.56
Institutional	0.47	0.47
Service	0.97	0.97
Class IR	0.56	0.56
Class R	1.06	1.06

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATIONS6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or the Foreign Government Guarantee Program and are backed by the full faith and credit of the United States or the federal government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

[9]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on April 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2000 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 1, 1997)
Excluding sales charges	19.32%	3.66%	5.30%	5.40%
Including sales charges	14.87%	2.86%	4.90%	5.09%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	18.36%	2.88%	4.67%	4.91%
Including contingent deferred sales charges	13.22%	2.47%	4.67%	4.91%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	18.48%	2.90%	4.53%	4.43%
Including contingent deferred sales charges	17.45%	2.90%	4.53%	4.43%

Institutional (Commenced January 5, 1994)	19.79%	4.02%	5.71%	5.83%

Service (Commenced March 13, 1996)	19.05%	3.50%	5.18%	5.31%

Class IR (Commenced November 30, 2007)	19.58%	N/A	N/A	2.75%

Class R (Commenced November 30, 2007)	19.03%	N/A	N/A	2.27%

PORTFOLIO RESULTS

Goldman Sachs Core Plus Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Core Plus Fixed Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 15.60%, 14.75%, 14.75%, 15.99%, 15.42%, 16.00% and 15.30%, respectively. These returns compare to the 7.69% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies contributed the most to relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. Bottom-up individual issue selection within the collateralized and government/agency sectors contributed positively to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was its weaker individual issuer selection in the corporate bond sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to credit-sensitive mortgage-backed securities was particularly beneficial. Non-agency residential mortgage-backed securities (“RMBS”) performed especially well. RMBS benefited from improved supply and demand dynamics, especially with the Public-Private Investment Program (“PPIP”) beginning. RMBS were further boosted by a variety of indicators suggesting overall stabilization in the residential housing market. The Fund also benefited from a modestly overweighted allocation to investment grade corporate bonds, which rallied as strong demand allowed record issuance to be well absorbed.

Tightening in the spread, or yield differential, between the credit default swap index (“CDX”) and corporate cash bonds also contributed positively to Fund performance during the Reporting Period. In other words, improvements in funding markets helped the basis between the CDX and corporate cash bonds tighten moderately, but the relationship between cash bonds and synthetics remained more volatile than in the past. Basis risk is the risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments creates the potential for excess gains or losses in a hedging strategy, thus adding risk to the position. Credit-default swap indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Issuer selection within the collateralized and government/ agency sectors also proved effective.

The major detractor from the Fund’s performance during the annual period was its weak individual issue selection within the corporate bond sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the first three quarters of the Reporting Period, the Fund’s yield curve steepening bias contributed to its performance as, in general, rates in the shorter-maturity portion of the yield curve were anchored during these months, while rates at the long-term end of the yield curve

PORTFOLIO RESULTS

rose amid concern over longer-term inflationary pressures. Yield curve indicates the spectrum of maturities within a particular sector.

We shifted to a net long bias in duration during the first quarter of 2010, which contributed to overall performance amid increased risk premia. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweighted exposure to quasi-government securities, such as government-guaranteed corporate bonds. As the basis between the CDX and corporate cash bonds narrowed during the Reporting Period, we reduced the Fund’s CDX basis exposure, or exposure to the spread between CDX and cash bonds, often used to implement a view on a diversified credit portfolio. We had used CDX during the Reporting Period to gain or hedge credit exposure because positions can be taken much more quickly and cheaply than is possible by buying or selling an equally diversified basket of corporate cash bonds. Also, as already mentioned, we shifted from a net short duration to a net long bias in duration during the first quarter of 2010.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted allocations relative to the Index in quasi-government securities, including agency securities, as well as in asset-backed securities and investment grade corporate bonds. The Fund also had exposure to high yield corporate bonds, which is a sector not represented in the Index. The Fund had underweighted exposure relative to the Index in U.S. government securities and RMBS. The Fund had rather neutral positions compared to the Index in CMBS and emerging market debt as of March 31, 2010. The Fund also had a position in cash at the end of the Reporting Period. The Fund maintained a modestly longer duration relative to the Index at the end of the Reporting Period.

FUND BASICS

Core Plus Fixed Income Fund
as of March 31, 2010

PERFORMANCE REVIEW

			30-Day	30-Day
	Fund Total Return	Barclays Capital U.S.	Standardized	Standardized
April 1, 2009–March 31, 2010	(based on NAV)[1]	Aggregate Bond Index[2]	Net Yield[3]	Gross Yield[3]

Class A	15.60%	7.69%	2.71%	2.43%
Class B	14.75	7.69	2.06	1.78
Class C	14.75	7.69	2.06	1.78
Institutional	15.99	7.69	3.15	2.87
Service	15.42	7.69	2.67	2.38
Class IR	16.00	7.69	3.06	2.78
Class R	15.30	7.69	2.56	2.28

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/10	One Year	Since Inception	Inception Date

Class A	11.23%	3.82%	11/30/06
Class B	9.60	4.14	6/20/07
Class C	13.72	4.21	11/30/06
Institutional	15.99	5.39	11/30/06
Service	15.42	5.90	6/20/07
Class IR	16.00	5.05	11/30/07
Class R	15.30	4.50	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	1.39%
Class B	1.58	2.14
Class C	1.58	2.14
Institutional	0.49	1.05
Service	0.99	1.55
Class IR	0.58	1.14
Class R	1.08	1.64

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATIONS6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.
[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or the Foreign Government Guarantee Program and are backed by the full faith and credit of the United States or the federal government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
[9]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Performance Summary

March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on November 30, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Plus Fixed Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2006 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Since Inception

Class A (Commenced November 30, 2006)
Excluding sales charges	15.60%	5.01%
Including sales charges	11.23%	3.82%

Class B (Commenced June 20, 2007)
Excluding contingent deferred sales charges	14.75%	5.23%
Including contingent deferred sales charges	9.60%	4.14%

Class C (Commenced November 30, 2006)
Excluding contingent deferred sales charges	14.75%	4.21%
Including contingent deferred sales charges	13.72%	4.21%

Institutional (Commenced November 30, 2006)	15.99%	5.39%

Service (Commenced June 20, 2007)	15.42%	5.90%

Class IR (Commenced November 30, 2007)	16.00%	5.05%

Class R (Commenced November 30, 2007)	15.30%	4.50%

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Global Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 14.73%, 13.92%, 13.80%, 15.14%, and 14.50%, respectively. These returns compare to the 6.88% average annual total return of the Fund’s benchmark, the Barclays Capital Global Aggregate Bond Index (USD hedged) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the Reporting Period. Within our top-down strategies, our duration, cross-sector, country and currency strategies contributed the most to relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. Bottom-up individual issue selection within the corporate bond and government/agency sectors was particularly effective.

Security selection within collateralized securities, specifically asset-backed securities, and within emerging markets debt detracted from the Fund’s results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Within our cross-sector strategy, the Fund’s overweighted allocations to the corporate bond, both investment grade and high yield, and mortgage-backed securities sectors contributed to the Fund’s performance, as spreads tightened from unprecedented highs. The investment grade and high yield corporate bond sectors rallied significantly, bringing spreads to new lows for the year as risk appetite increased. Performance of agency mortgage-backed securities was supported by the Fed’s mortgage purchase program. Nonagency mortgage-backed securities also rallied, supported by the Public-Private Investment Program (“PPIP”) and a variety of housing market indicators that suggested overall activity seemed to be stabilizing.

Individual issuer selection in the corporate bond sector added value, particularly selection of investment grade corporate bonds in the financials industry. More specifically, overweighted positions within both banking and insurance performed well, as these segments of the financials industry rallied considerably off their lows during the Reporting Period. Significant exposure to non-cyclical industries, including media cable, tobacco and utilities also boosted Fund results as did the Fund’s underweighted allocation to consumer-related industries, including retail and autos. Issuer selection within the government/agency sector contributed positively as well, particularly selection of agency mortgages.

The Fund additionally benefited from its exposure to inflation-protected government bonds. Our basis trade, i.e., having a long position in cash and a short position in synthetics, also contributed strongly to Fund performance, as cash bonds outperformed synthetics during the fiscal year. Basis trading is an arbitrage strategy usually consisting of the purchase of a particular security and the sale of a similar security (often the purchase of a security and the sale of a corresponding futures contract). Basis trading is done when the investor feels that the two securities are mispriced with respect to each other, and that the mispricing will correct itself such that the gain on one side of the trade will more than cancel out the loss on the other side of the trade.

PORTFOLIO RESULTS

Conversely, issuer selection among asset-backed securities and exposure to local currency emerging market debt detracted from the Fund’s performance. The Fund’s positioning within commercial mortgage-backed securities (“CMBS”) also hurt results during the Reporting Period. The Fund had an underweighted exposure compared to the Index to CMBS, but the CMBS sector rallied during the Reporting Period, especially during the second quarter of 2009.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration, yield curve and country strategy are each integrally connected, as our country strategy is based on our relative views between any two countries within the G10 universe. That said, the combined effect of the Fund’s duration and yield curve positioning helped its results during the Reporting Period. As mentioned, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

More specifically, the Fund’s long duration position on the five-year segment of the U.S. yield curve contributed positively to results, as signs of a protracted recovery in the U.S. supported lower rates for the short- to medium-term. The Fund also had a long position on the short-term end of the European yield curve. Such positioning had a positive effect on Fund performance, as bonds at the short-term end of the U.S. and European yield curves rallied significantly during the Reporting Period. Prompting our decision to position the Fund long on the short-term end of the U.S. and European yield curves was the fact that the Fed, along with other central banks in developed countries, had already adopted exceptionally accommodative monetary policies just prior to the start of the Reporting Period.

The Fund also benefited from its long duration positioning in Europe, in particular, on the long-dated 30-year Bund futures trade. The supply outlook continued to favor the long-term end of the European yield curve during the Reporting Period. All told, the Fund had a long duration position relative to the Index, due primarily to its long duration exposure in Europe.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	We entered into a long Europe versus short U.K. futures trade, as we anticipated that U.K. government bonds would face upward pressure following the end of the Bank of England’s quantitative easing program. Also, the continued economic sluggishness in Europe looked bullish for Bonds. Within the corporate bond sector, we purchased bonds in large money center U.S. banks, such as Bank of America, and diversified European banks with low leverage, such as Intesa and Banco Popolare. These purchases were based on the stabilization of credit and on improved balance sheets of these banks.

During the first half of the Reporting Period, we closed several trades, including a short U.S./long U.K. 10-year position; a long European Union/short Japan five-year position; a long U.K./short Japan five-year position; a Japan breakeven 10-year position; and a long U.S./short Australia position, each of which matured during the first six months of the fiscal year.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We prudently reduced the Fund’s exposure to agency mortgage-backed securities, as the Fed’s mortgage purchase program began to unwind. We increased currency exposure to comparatively small open economies within the Fund’s investment universe. More specifically, we increased Fund exposure to currencies such as the New Zealand dollar and the Canadian dollar, as we felt these economies had relatively modest legacy costs from the financial crisis.

From a credit quality perspective, we increased the Fund’s exposure to securities rated AAA during the Reporting Period, shifting from an underweighted to overweighted position relative to the Index. This decision was based on the flight to quality within the financial markets during the earlier part of the Reporting Period.

From a regional perspective, we shifted from an underweighted allocation to an overweighted allocation in the

PORTFOLIO RESULTS

United States relative to the Index. We reduced the Fund’s exposure to the Eurozone, but maintained the Fund’s overweighted allocation to the region relative to the Index.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of March 2010, the Fund had overweighted allocations relative to the Index in corporate bonds and residential mortgage-backed securities (“RMBS”). The Fund had underweighted exposure relative to the Index in government securities, quasi-government securities and emerging market debt. The Fund had relatively neutral allocations compared to the Index in asset-backed securities, CMBS and covered bonds.

From a country perspective, the Fund was overweight compared to the Index in Europe and the United States. The Fund was underweight relative to the Index in Australia, Canada and Japan and had relatively neutral positions compared to the Index in the U.K., Sweden, Norway and Denmark as of March 31, 2010.

FUND BASICS

Global Income Fund
as of March 31, 2010

PERFORMANCE REVIEW

			30-Day	30-Day
April 1, 2009–	Fund Total Return	Barclays Capital Global Aggregate	Standardized	Standardized
March 31, 2010	(based on NAV)[1]	Bond Index (USD hedged)[2]	Net Yield[3]	Gross Yield[3]

Class A	14.73%	6.88%	2.02%	1.86%
Class B	13.92	6.88	1.35	1.18
Class C	13.80	6.88	1.36	1.19
Institutional	15.14	6.88	2.44	2.27
Service	14.50	6.88	1.93	1.76

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital Global Aggregate Bond Index (USD hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	10.43%	3.82%	4.51%	5.82%	8/2/91
Class B	8.42	3.41	4.37	5.23	5/1/96
Class C	12.70	3.83	4.23	4.44	8/15/97
Institutional	15.14	4.99	5.42	6.40	8/1/95
Service	14.50	4.45	4.88	5.18	3/12/97

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.02%	1.11%
Class B	1.77	1.86
Class C	1.77	1.86
Institutional	0.68	0.77
Service	1.18	1.27

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

COUNTRY ALLOCATION BY CURRENCY OF ISSUE6

	Percentage of Net Assets

	as of 3/31/10	as of 3/31/09

U.S. Dollar[7]	42.4%	38.2%
Euro	32.6	33.2
Japanese Yen	13.6	15.3
British Pound	5.0	5.0
Canadian Dollar	1.1	1.9
Swedish Krona	0.5	0.5
Danish Krone	0.4	0.3
Polish Zloty	0.3	0.3
Australian Dollar	0.1	0.1
Deutschemark	0.0	0.3

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the above table are reflective of the Fund’s total investments before the effect of derivative instruments, including forward foreign currency exchange contracts. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included the percentage for 3/31/10 and 3/31/09 would have been 46.5% and 47.1%, respectively.

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary

March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on April 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital Global Aggregate Bond Index (USD hedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Global Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2000 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced August 2, 1991)
Excluding sales charges	14.73%	4.61%	4.91%	6.03%
Including sales charges	10.43%	3.82%	4.51%	5.82%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	13.92%	3.83%	4.37%	5.23%
Including contingent deferred sales charges	8.42%	3.41%	4.37%	5.23%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	13.80%	3.83%	4.23%	4.44%
Including contingent deferred sales charges	12.70%	3.83%	4.23%	4.44%

Institutional (Commenced August 1, 1995)	15.14%	4.99%	5.42%	6.40%

Service (Commenced March 12, 1997)	14.50%	4.45%	4.88%	5.18%

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments
March 31, 2010

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – 22.1%

Banks – 3.9%
ANZ Capital Trust II(a)(b)
	$3,500,000	5.360%	12/15/49	$3,412,395
Astoria Financial Corp.(b)
	4,050,000	5.750	10/15/12	4,111,426
Bank of America Corp.
	3,250,000	5.750	12/01/17	3,332,140
Citigroup, Inc.
	7,125,000	5.000	09/15/14	7,121,695
Credit Agricole SA(a)(b)(c)
	1,500,000	8.375	10/13/49	1,618,950
Discover Bank
	2,750,000	8.700	11/18/19	3,005,317
Fifth Third Bank(c)
	2,575,000	0.360	05/17/13	2,404,865
First Niagara Financial Group, Inc.(b)
	1,700,000	6.750	03/19/20	1,717,942
JPMorgan Chase Capital XXV
	1,600,000	6.800	10/01/37	1,592,682
Lloyds TSB Bank PLC(a)
	2,850,000	4.375	01/12/15	2,809,479
MUFG Capital Finance 1 Ltd.(b)(c)
	4,650,000	6.346	07/25/49	4,557,000
PNC Bank NA
	3,075,000	6.875	04/01/18	3,443,747
Resona Bank Ltd.(a)(b)(c)
	3,500,000	5.850	04/15/49	3,303,734
EUR	2,675,000	4.125	09/27/49	3,468,470
Royal Bank of Scotland Group PLC(a)
	$1,950,000	4.875	08/25/14	1,962,519
Santander Issuances SA Unipersonal(a)(b)(c)
	1,600,000	5.805	06/20/16	1,596,440
Sovereign Bank(b)(c)
	250,000	1.959	08/01/13	246,770
US Bank NA(b)(c)
EUR	1,700,000	4.375	02/28/17	2,302,340
Wachovia Bank NA
	$2,150,000	6.600	01/15/38	2,214,621
Wachovia Corp.
	3,975,000	5.500	05/01/13	4,298,369
Wells Fargo Capital XIII(b)(c)
	3,300,000	7.700	03/26/49	3,399,000

				61,919,901

Brokerage – 2.1%
Ameriprise Financial, Inc.(b)
	2,700,000	5.300	03/15/20	2,731,431
Bear Stearns & Co., Inc.
	4,775,000	6.400	10/02/17	5,272,046
	6,325,000	7.250	02/01/18	7,295,695
Merrill Lynch & Co., Inc.
	2,950,000	6.400	08/28/17	3,103,216
	2,300,000	6.875	04/25/18	2,482,664
Morgan Stanley & Co.(b)
	3,000,000	5.300	03/01/13	3,187,658
	6,125,000	6.625	04/01/18	6,551,712

	750,000	7.300	05/13/19	829,542
	1,925,000	5.625	09/23/19	1,909,601

				33,363,565

Building Materials(a) – 0.1%
Holcim US Finance Sarl & Cie
	1,600,000	6.000	12/30/19	1,661,592

Chemicals(b) – 0.6%
Airgas, Inc.
	3,375,000	4.500	09/15/14	3,483,189
The Dow Chemical Co.
	3,500,000	7.600	05/15/14	4,004,951
	1,525,000	5.900	02/15/15	1,652,091

				9,140,231

Consumer Products(b) – 0.2%
Whirlpool Corp.
	1,025,000	8.000	05/01/12	1,130,524
	1,375,000	8.600	05/01/14	1,597,722

				2,728,246

Distributor(a)(b) – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
	1,700,000	5.500	09/30/14	1,823,250

Electric(b) – 1.1%
Arizona Public Service Co.
	2,590,000	5.800	06/30/14	2,791,916
	1,625,000	6.250	08/01/16	1,748,328
Commonwealth Edison Co.
	2,400,000	5.875	02/01/33	2,417,230
Enel Finance International SA(a)
	2,500,000	5.125	10/07/19	2,470,780
FirstEnergy Corp.
	774,000	7.375	11/15/31	799,318
Nevada Power Co.
	3,000,000	7.125	03/15/19	3,378,218
Progress Energy, Inc.
	3,075,000	7.050	03/15/19	3,458,075

				17,063,865

Energy – 1.0%
Dolphin Energy Ltd.(a)(b)
	1,732,500	5.888	06/15/19	1,787,074
Suncor Energy, Inc.(b)
	1,950,000	6.100	06/01/18	2,101,094
Talisman Energy, Inc.(b)
	2,900,000	7.750	06/01/19	3,455,495
Transocean, Inc.(d)
	8,150,000	1.500	12/15/37	7,956,437

				15,300,100

Entertainment – 0.2%
Time Warner Entertainment Co.
	2,175,000	8.375	03/15/23	2,638,797

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)

Food & Beverage – 0.9%
Anheuser-Busch InBev Worldwide, Inc.(b)
$4,400,000	4.125%		01/15/15	$4,527,155
2,800,000	7.750	(a)	01/15/19	3,330,270
Kraft Foods, Inc.
2,225,000	6.125		08/23/18	2,424,714
2,275,000	5.375		02/10/20	2,299,022
1,975,000	6.500		02/09/40	2,034,425

				14,615,586

Health Care – Medical Products(b) – 0.5%
Agilent Technologies, Inc.
4,105,000	5.500		09/14/15	4,398,130
Boston Scientific Corp.
2,200,000	4.500		01/15/15	2,106,237
1,625,000	6.000		01/15/20	1,529,006

				8,033,373

Life Insurance – 1.1%
MetLife Capital Trust X(a)(b)(c)
2,000,000	9.250		04/08/38	2,234,548
Prudential Financial, Inc.
4,925,000	3.875		01/14/15	4,927,740
Reinsurance Group of America, Inc.
550,000	6.750		12/15/11	589,697
Symetra Financial Corp.(a)(b)(c)
3,100,000	8.300		10/15/37	2,536,962
The Hartford Financial Services Group, Inc.(b)
1,600,000	6.625		03/30/40	1,574,325
The Northwestern Mutual Life Insurance Co.(a)(b)
5,275,000	6.063		03/30/40	5,293,821

				17,157,093

Media – Cable – 0.9%
Comcast Cable Communications Holdings, Inc.
1,220,000	8.375		03/15/13	1,416,671
2,050,000	9.455		11/15/22	2,739,146
Cox Communications, Inc.(a)(b)
5,050,000	5.875		12/01/16	5,392,885
Time Warner Cable, Inc.(b)
4,025,000	4.875		03/15/20	3,932,554

				13,481,256

Media – Non Cable(b) – 0.3%
DirecTV Holdings LLC(a)
1,725,000	5.875		10/01/19	1,800,106
DIRECTV Holdings LLC(a)
1,000,000	6.350		03/15/40	992,662
WPP Finance UK
1,834,000	8.000		09/15/14	2,107,244

				4,900,012

Metals & Mining – 0.6%
Anglo American Capital PLC(a)(b)
894,000	9.375		04/08/14	1,073,892
1,375,000	9.375		04/08/19	1,751,354
ArcelorMittal
1,925,000	9.850		06/01/19	2,446,884

Freeport-McMoRan Copper & Gold, Inc.(b)
3,294,000	8.375		04/01/17	3,656,340

				8,928,470

Noncaptive-Financial – 0.8%
General Electric Capital Corp.
1,300,000	6.000		06/15/12	1,408,959
HSBC Finance Corp.
5,875,000	5.700		06/01/11	6,120,839
SLM Corp.
4,300,000	5.400		10/25/11	4,346,330

				11,876,128

Paper(b) – 0.2%
International Paper Co.
2,500,000	7.500		08/15/21	2,830,993

Pharmaceuticals(b) – 0.2%
Watson Pharmaceuticals, Inc.
2,700,000	5.000		08/15/14	2,818,467

Pipelines(b) – 2.7%
Boardwalk Pipelines LP
4,400,000	5.875		11/15/16	4,731,872
CenterPoint Energy Resources Corp. Series B
4,075,000	5.950		01/15/14	4,386,077
DCP Midstream LLC(a)
2,205,000	9.750		03/15/19	2,826,759
El Paso Pipeline Partners Operating Co. LLC
1,650,000	6.500		04/01/20	1,656,188
Energy Transfer Partners LP
2,100,000	5.950		02/01/15	2,289,812
1,825,000	9.700	(d)	03/15/19	2,306,479
Enterprise Products Operating LP
6,225,000	5.900		04/15/13	6,763,565
ONEOK Partners LP
2,900,000	6.850		10/15/37	3,061,201
Southern Natural Gas Co.(a)
1,650,000	5.900		04/01/17	1,719,341
Tennessee Gas Pipeline Co.
1,450,000	8.375		06/15/32	1,697,144
The Williams Cos., Inc.
2,600,000	8.750		03/15/32	3,150,935
TransCanada PipeLines Ltd.(c)
3,200,000	6.350		05/15/67	3,018,973
Williams Partners LP(a)
1,950,000	5.250		03/15/20	1,953,974
Williams Partners LP/Williams Partners Finance Corp.
2,975,000	7.250		02/01/17	3,396,218

				42,958,538

Property/Casualty Insurance(b) – 2.0%
Arch Capital Group Ltd.
3,200,000	7.350		05/01/34	3,247,986
Aspen Insurance Holdings Ltd.
1,525,000	6.000		08/15/14	1,603,413

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Property/Casualty Insurance(b) – (continued)

Axis Specialty Finance LLC
$3,600,000	5.875%	06/01/20	$3,552,455
CNA Financial Corp.
500,000	5.850	12/15/14	506,892
Endurance Specialty Holdings Ltd.
1,325,000	6.150	10/15/15	1,403,714
QBE Insurance Group Ltd.(a)(c)
3,150,000	5.647	07/01/23	2,934,833
The Chubb Corp.(c)
4,225,000	6.375	03/29/67	4,251,406
Transatlantic Holdings, Inc.
2,025,000	8.000	11/30/39	2,055,378
White Mountains Reinsurance Group Ltd.(a)
4,900,000	6.375	03/20/17	4,817,060
ZFS Finance USA Trust I(a)(c)
4,000,000	6.150	12/15/65	3,920,000
ZFS Finance USA Trust IV(a)(c)
3,050,000	5.875	05/09/32	2,864,804

			31,157,941

Real Estate Investment Trusts(b) – 1.3%
Developers Diversified Realty Corp.
2,300,000	7.500	04/01/17	2,326,848
Healthcare Realty Trust, Inc.
2,400,000	6.500	01/17/17	2,462,196
Liberty Property LP
1,100,000	7.250	03/15/11	1,149,500
ProLogis(d)
950,000	2.250	04/01/37	927,782
1,200,000	1.875	11/15/37	1,118,009
Simon Property Group LP
3,350,000	10.350	04/01/19	4,212,176
Westfield Capital Corp.(a)
3,725,000	5.125	11/15/14	3,834,802
Westfield Group(a)
4,411,000	5.400	10/01/12	4,676,485

			20,707,798

Retailers(b) – 0.3%
CVS Caremark Corp.
3,825,000	5.750	06/01/17	4,106,302

Tobacco – 0.1%
Philip Morris International, Inc.
2,000,000	5.650	05/16/18	2,151,391

Wirelines Telecommunications(b) – 0.9%
AT&T, Inc.
3,175,000	6.400	05/15/38	3,264,326
Cellco Partnership/Verizon Wireless Capital LLC
1,175,000	8.500	11/15/18	1,465,999
Qwest Corp.
1,550,000	8.375	05/01/16	1,743,750
Telecom Italia Capital SA
1,225,000	4.950	09/30/14	1,254,170
3,625,000	7.200	07/18/36	3,659,989

Verizon Communications, Inc.
2,725,000	6.400	02/15/38	2,838,528

			14,226,762

TOTAL CORPORATE OBLIGATIONS
(Cost $329,284,015)			$345,589,657

Mortgage-Backed Obligations – 37.7%

Adjustable Rate Non-Agency(c) – 1.2%
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
$62,554	3.952%	08/25/33	$54,588
Bear Stearns Adjustable Rate Mortgage Trust Series 2006-2, Class 3A2
604,469	5.750	07/25/36	433,417
Bear Stearns Alt-A Trust Series 2005-8, Class 11A1
1,715,925	0.516	10/25/35	981,828
Countrywide Home Loan Trust Series 2003-37, Class 1A1
40,093	3.851	08/25/33	34,810
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
53,929	2.841	03/25/33	46,104
Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR6, Class 2A1A
4,920,536	0.527	10/19/45	2,867,755
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,337,015	0.477	01/19/36	772,729
Lehman XS Trust Series 2005-5N, Class 3A1A
6,396,095	0.546	11/25/35	3,811,871
Lehman XS Trust Series 2005-9N, Class 1A1
7,296,962	0.516	02/25/36	3,980,412
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
2,746,439	1.313	12/25/46	870,983
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
8,073,958	6.454	11/25/37	3,554,698
Sequoia Mortgage Trust Series 2003-4, Class 1A2
1,815,288	0.723	07/20/33	1,617,231
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
125,072	2.752	02/25/33	109,233

			19,135,659

Collateralized Mortgage Obligations – 1.4%
Interest Only(e) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
$330,167	5.500%	04/25/33	$5,078
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(c)(f)
279,637	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(c)(f)
1,052,249	0.000	07/25/33	1

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(e) – (continued)

CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(c)(f)
$1,441,320	0.000%	08/25/33	$2
FNMA REMIC Series 2004-47, Class EI(c)(f)
3,718,507	0.000	06/25/34	26,087
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0(c)
6,128,568	0.750	06/25/33	57,764

			88,932

Inverse Floaters(c) – 0.1%
GNMA Series 2001-48, Class SA
126,651	25.740	10/16/31	157,844
GNMA Series 2001-51, Class SA
239,073	31.503	10/16/31	355,352
GNMA Series 2001-51, Class SB
247,069	25.740	10/16/31	351,214
GNMA Series 2001-59, Class SA
45,238	25.578	11/16/24	62,673
GNMA Series 2002-11, Class SA
126,934	36.493	02/16/32	220,182
GNMA Series 2002-13, Class SB
296,478	36.493	02/16/32	514,874

			1,662,139

Inverse Floating Rate – Interest Only(c)(e) – 0.0%
FNMA REMIC Series 2003-46, Class BS
4,404,924	7.454	04/25/17	279,506

Planned Amortization Class – 0.3%
FHLMC REMIC Series 2639, Class UL
182,456	4.750	03/15/22	190,752
FHLMC REMIC Series 2681, Class PC
419,681	5.000	01/15/19	424,398
FHLMC REMIC Series 2775, Class MC
753,358	5.000	08/15/27	773,114
FHLMC REMIC Series 2949, Class WV
2,000,000	5.000	12/15/20	2,023,453
FNMA REMIC Series 2003-134, Class ME
231,479	4.500	06/25/33	239,893
FNMA REMIC Series 2004-64, Class BA
159,986	5.000	03/25/34	166,252

			3,817,862

Regular Floater(c) – 0.8%
FHLMC REMIC Series 3013, Class XH(f)
144,660	0.000	08/15/35	140,779
FHLMC REMIC Series 3038, Class XA(f)
249,163	0.000	09/15/35	216,462
FHLMC REMIC Series 3138, Class X(f)
7,528	0.000	04/15/36	7,443
FHLMC REMIC Series 3273, Class TC(f)
397,327	0.000	02/15/37	381,904
FHLMC REMIC Series 3292, Class WA(f)
126,385	0.000	07/15/36	125,269
FHLMC REMIC Series 3325, Class SX(f)
702,505	0.000	06/15/37	663,324

FNMA REMIC Series 2004-62, Class DI(e)(f)
1,647,389	0.000	07/25/33	10,441
FNMA REMIC Series 2004-71, Class DI(e)(f)
3,963,276	0.000	04/25/34	94,186
FNMA REMIC Series 2006-48, Class VF
299,080	0.596	02/25/20	299,317
FNMA REMIC Series 2006-81, Class LF(f)
104,215	0.000	09/25/36	101,873
FNMA REMIC Series 2007-27, Class XA(f)
170,902	0.000	05/25/35	150,279
FNMA REMIC Series 2007-53, Class UF(f)
38,453	0.000	06/25/37	35,655
FNMA REMIC Series 2007-56, Class GY(f)
190,295	0.000	06/25/37	182,813
FNMA REMIC Series 2008-22, Class FD
10,481,415	1.086	04/25/48	10,505,477

			12,915,222

Sequential Fixed Rate – 0.0%
FHLMC REMIC Series 2664, Class MA
228,276	5.000	04/15/30	235,870
FHLMC REMIC Series 2796, Class AB
80,335	5.500	10/15/31	82,313

			318,183

Sequential Floating Rate(c) – 0.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
2,883,413	0.798	02/25/48	2,891,995

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$21,973,839

Commercial Mortgage-Backed Securities – 4.6%
Agency – 0.2%
FNMA
$2,591,808	6.460%	12/01/28	$2,929,433
FNMA Series 2001-M2, Class C(c)
383,896	6.300	09/25/15	390,855

			3,320,288

Sequential Fixed Rate – 4.4%
Banc of America Commercial Mortgage, Inc. Series 2006-4, Class A4
7,505,000	5.634	07/10/46	7,609,044
CWCapital Cobalt Ltd. Series 2006-C1, Class A4
10,500,000	5.223	08/15/48	9,946,953
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
9,780,747	7.202	10/15/32	9,889,689
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
15,000,000	6.278	11/15/39	15,717,134
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
9,000,000	4.954	09/15/30	9,240,455

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)

LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
$10,175,000	5.197%	11/15/30	$10,556,088
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
6,000,000	5.156	02/15/31	6,128,600

			69,087,963

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$72,408,251

Federal Agencies – 30.5%
Adjustable Rate FNMA(c) – 1.6%
$24,278	2.860%	06/01/33	$25,129
3,297,332	3.789	07/01/34	3,415,578
9,745,615	3.322	09/01/34	10,063,917
7,627,892	3.360	05/01/35	7,905,326
4,201,480	3.457	06/01/35	4,311,239

			25,721,189

FHLMC – 6.1%
67,968	5.000	12/01/12	72,439
8,871	5.500	07/01/13	9,499
73,615	5.500	12/01/13	78,822
731,435	6.500	12/01/13	795,736
47,777	4.000	02/01/14	49,355
19,634	5.500	02/01/14	21,023
844,948	4.000	03/01/14	872,852
159,514	4.000	04/01/14	164,781
6,639	5.500	06/01/14	7,143
25,106	5.500	09/01/14	26,573
1,507	7.000	10/01/14	1,630
261,126	6.000	12/01/14	277,348
12,798	7.000	05/01/15	13,860
42,902	8.000	07/01/15	46,936
10,735	7.000	02/01/16	11,591
18,997	7.000	03/01/16	20,631
358,731	7.500	05/01/16	392,841
2,894	5.000	09/01/16	3,063
35,602	5.000	11/01/16	37,875
8,248	5.000	12/01/16	8,779
117,829	5.000	01/01/17	125,567
205,443	5.000	02/01/17	219,095
155,533	5.000	03/01/17	165,852
287,220	5.000	04/01/17	306,908
6,922	5.000	05/01/17	7,353
4,389	5.000	06/01/17	4,663
12,667	5.000	08/01/17	13,538
719,147	5.000	09/01/17	768,441
796,020	5.000	10/01/17	850,687
1,575	7.000	10/01/17	1,752
474,808	5.000	11/01/17	507,407
530,679	5.000	12/01/17	567,148
646,575	5.000	01/01/18	690,864
1,393,634	5.000	02/01/18	1,488,132
1,399,204	5.000	03/01/18	1,494,781
1,181,049	5.000	04/01/18	1,261,731

562,542	4.500	05/01/18	592,381
800,822	5.000	05/01/18	854,354
338,646	4.500	06/01/18	356,609
187,116	5.000	06/01/18	199,867
176,254	5.000	07/01/18	188,254
105,661	5.000	08/01/18	112,855
801,029	4.500	09/01/18	843,518
71,117	5.000	09/01/18	75,960
1,029,806	4.500	10/01/18	1,084,431
1,127,713	5.000	10/01/18	1,204,896
248,297	4.500	11/01/18	261,468
266,796	5.000	11/01/18	284,962
192,453	5.000	12/01/18	205,558
410,564	4.500	01/01/19	432,342
142,937	5.000	01/01/19	152,676
23,194	5.000	02/01/19	24,748
635,783	4.500	03/01/19	669,006
33,722	5.000	03/01/19	35,955
398,399	5.000	06/01/19	425,126
1,997,065	5.000	06/01/20	2,131,042
2,730,330	5.000	07/01/20	2,906,480
2,234,140	4.500	10/01/23	2,283,094
314,875	5.500	10/01/25	334,534
566,175	5.500	11/01/25	601,524
41,582	7.000	06/01/26	46,773
57,825	7.500	03/01/27	65,098
56,379	7.500	12/01/30	62,363
41,180	7.500	01/01/31	45,550
271,117	6.500	10/01/33	296,713
1,008,861	5.000	12/01/35	1,046,614
2,851	5.500	02/01/36	3,020
31,218	6.000	04/01/37	33,906
9,390	6.000	07/01/37	10,206
440,279	6.000	09/01/37	478,596
81,532	5.000	04/01/38	84,417
353,030	6.000	07/01/38	384,199
166,941	6.500	09/01/38	179,831
23,975	6.000	10/01/38	26,121
7,910,220	6.000	11/01/38	8,608,544
438,909	6.000	12/01/38	478,205
219,125	6.000	01/01/39	238,744
880,587	5.000	03/01/39	911,101
1,250,454	5.000	04/01/39	1,294,708
596,425	5.000	05/01/39	618,185
3,635,029	5.000	06/01/39	3,763,603
2,053,192	5.000	07/01/39	2,126,245
958,907	5.000	08/01/39	992,752
9,713,946	4.500	09/01/39	9,764,762
17,732,411	5.000	09/01/39	18,349,539
1,384,617	4.500	10/01/39	1,391,317
5,822,565	5.000	10/01/39	6,030,066
5,637,501	5.000	11/01/39	5,828,616
1,049,000	5.000	12/01/39	1,084,489
1,936,723	5.000	01/01/40	2,002,244
1,000,000	5.500	TBA-30yr (g)	1,055,938

			94,950,801

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

FNMA – 19.4%
$1,177,935	7.040%	08/01/15	$1,356,291
209,274	8.500	10/01/15	222,993
7,048	7.000	01/01/16	7,671
348,202	6.000	12/01/16	377,130
4,480,016	5.000	10/01/17	4,775,845
3,725,140	5.000	12/01/17	3,971,572
841,317	5.000	01/01/18	897,753
291,168	5.000	02/01/18	310,855
827,698	5.000	04/01/18	884,011
4,363,937	4.500	05/01/18	4,593,940
632,523	5.000	05/01/18	675,556
7,775,822	4.500	06/01/18	8,185,714
475,705	5.000	06/01/18	508,070
3,541,453	4.000	07/01/18	3,677,877
7,943,607	4.500	07/01/18	8,362,690
1,745,659	4.000	08/01/18	1,812,906
1,969,512	4.500	08/01/18	2,073,501
43,143	6.000	08/01/18	47,107
12,789,771	4.000	09/01/18	13,282,459
3,621,542	4.500	09/01/18	3,812,302
122,604	4.500	10/01/18	129,081
3,263	6.500	10/01/18	3,598
372,322	4.500	01/01/19	391,874
504,360	4.500	03/01/19	530,845
1,630,978	5.000	04/01/19	1,741,941
120,157	5.000	05/01/19	128,189
259,656	4.500	06/01/19	272,821
182,140	5.000	06/01/19	194,532
162,181	4.500	07/01/19	170,404
5,564,524	6.000	09/01/19	6,025,183
242,720	5.000	11/01/19	258,945
454,432	5.000	12/01/19	485,350
6,909,765	6.000	12/01/20	7,481,789
228,548	6.000	03/01/21	247,111
210,618	6.000	06/01/21	227,711
327,344	6.000	08/01/21	353,910
483,074	6.000	10/01/22	522,010
1,205,741	5.500	09/01/23	1,293,181
240,504	5.500	10/01/23	258,204
569,563	7.000	08/01/27	632,191
17,962	6.500	09/01/27	19,498
1,371,508	7.000	03/01/28	1,520,463
16,181	6.500	05/01/28	17,554
3,311	5.500	01/01/29	3,523
493	5.500	04/01/29	524
5,199	7.500	12/01/30	5,739
8,705	8.000	01/01/31	9,616
62,895	8.000	02/01/31	69,622
332,117	7.000	03/01/31	370,019
26,117	5.500	02/01/33	27,676
541,333	5.500	03/01/33	573,644
58,515	5.500	05/01/33	62,008
78,423	5.000	07/01/33	81,398
13,828	5.500	07/01/33	14,653
460,070	5.000	08/01/33	478,043
136,435	5.500	08/01/33	144,557

61,403	5.000	09/01/33	63,778
280,857	5.500	09/01/33	297,576
14,419	6.500	09/01/33	15,890
5,030	5.500	10/01/33	5,329
46,926	5.000	11/01/33	48,759
70,066	5.500	11/01/33	74,237
28,418	5.000	12/01/33	29,528
17,584	5.500	12/01/33	18,631
27,844	5.000	01/01/34	28,932
28,774	5.500	01/01/34	30,473
59,845	5.500	02/01/34	63,351
18,380	5.000	03/01/34	19,098
7,071	5.500	03/01/34	7,486
9,614	5.500	04/01/34	10,177
1,242,015	5.500	05/01/34	1,315,903
38,195	5.500	07/01/34	40,469
15,705	5.500	08/01/34	16,625
1,062	5.500	10/01/34	1,124
630,612	5.500	12/01/34	666,577
2,472	6.000	12/01/34	2,661
790,801	5.000	04/01/35	819,869
54,765	5.500	04/01/35	57,957
44,504	5.500	07/01/35	47,101
1,655	5.500	08/01/35	1,758
78,744	5.500	09/01/35	83,333
63,224	5.500	11/01/35	67,314
7,806	5.500	12/01/35	8,251
10,982	5.500	01/01/36	11,693
67,411	5.500	02/01/36	71,726
3,794,829	5.500	03/01/36	4,026,763
185,501	6.000	03/01/36	198,058
35,241	5.500	04/01/36	37,505
36,716	6.000	04/01/36	39,201
22,848	6.000	01/01/37	24,395
9,625	5.500	02/01/37	10,165
20,100	5.500	04/01/37	21,227
18,889	5.500	05/01/37	19,954
7,462	5.500	06/01/37	7,883
27,194	6.000	06/01/37	29,213
1,279	5.500	08/01/37	1,352
584,331	6.000	09/01/37	621,206
3,578	5.500	12/01/37	3,781
51,583	6.000	12/01/37	55,575
281,974	5.000	02/01/38	288,782
6,925	5.500	02/01/38	7,318
82,456	6.000	02/01/38	88,579
20,953	5.500	03/01/38	22,148
51,340	6.000	03/01/38	55,216
11,033	5.500	05/01/38	11,663
25,653	6.000	05/01/38	27,718
23,957	5.500	06/01/38	25,323
22,200	6.000	06/01/38	23,988
25,973	5.500	07/01/38	27,455
50,321	6.000	07/01/38	54,372
20,829	6.000	08/01/38	22,506
132,917	6.000	09/01/38	140,959

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$285	5.500%	12/01/38		$305
346,101	5.000	01/01/39		358,120
1,294,278	5.000	02/01/39		1,339,269
496,003	4.500	03/01/39		497,730
1,260,054	5.000	03/01/39		1,303,812
209,782	4.500	04/01/39		210,497
3,436,027	5.000	04/01/39		3,555,385
300,769	4.500	05/01/39		301,798
1,322,929	5.000	05/01/39		1,369,756
369,446	4.500	06/01/39		371,353
438,610	5.000	06/01/39		454,003
523,698	4.500	07/01/39		526,364
9,329,865	5.000	07/01/39		9,655,064
856,185	4.500	08/01/39		860,172
11,845,473	5.000	08/01/39		12,245,523
1,566,462	4.500	09/01/39		1,574,723
18,185,613	5.000	09/01/39		18,804,403
7,464,023	4.500	10/01/39		7,496,615
17,456,809	5.000	10/01/39		18,050,376
192,003	4.500	11/01/39		192,657
17,666,512	5.000	11/01/39		18,275,109
1,833,863	4.500	12/01/39		1,840,288
1,851,075	5.000	12/01/39		1,911,963
285,614	4.500	01/01/40		286,587
1,040,130	5.000	01/01/40		1,075,048
107,950	4.500	02/01/40		108,317
1,653,758	5.000	02/01/40		1,710,420
23,000,000	4.500	TBA-30yr	(g)	23,269,537
14,000,000	5.500	TBA-30yr	(g)	14,689,066
47,000,000	6.000	TBA-30yr	(g)	50,143,125
15,000,000	6.500	TBA-30yr	(g)	16,195,898

				303,074,844

GNMA – 3.4%
32,606	6.000	10/15/38		35,234
128,294	6.000	11/15/38		138,365
189,576	6.000	12/15/38		204,853
495,519	6.000	01/15/39		535,450
1,969,691	5.000	04/15/39		2,055,471
3,943,204	5.000	05/15/39		4,111,649
2,153,579	4.500	06/15/39		2,184,537
5,866,029	5.000	06/15/39		6,118,429
977,468	4.500	07/15/39		991,519
1,182,749	5.000	07/15/39		1,232,938
5,581,445	5.000	08/15/39		5,818,249
18,590,695	5.000	09/15/39		19,388,067
195,955	4.500	10/15/39		198,773
9,894,860	5.000	10/15/39		10,318,853

				53,332,387

TOTAL FEDERAL AGENCIES				$477,079,221

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $593,155,804)				$590,596,970

Agency Debentures – 0.5%

FHLB
$5,250,000	4.500%	09/13/19		$5,398,727
2,400,000	5.000	09/28/29		2,338,963
FNMA
800,000	0.000 (h)	10/09/19		468,072
Small Business Administration
291,722	6.300	06/01/18		316,881

TOTAL AGENCY DEBENTURES
(Cost $8,475,458)				$8,522,643

Asset-Backed Securities – 1.9%

Home Equity – 1.1%
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)
$3,400,000	1.479%	10/25/37		$1,468,429
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)
6,500,000	1.679	10/25/37		2,569,566
Countrywide Home Equity Loan Trust Series 2002-E, Class A(c)
724,783	0.490	10/15/28		579,768
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(c)
510,772	0.450	12/15/29		266,106
Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B(c)
12,828,646	0.380	11/15/36		9,600,348
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
1,678,078	7.000	09/25/37		989,800
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
2,280,046	7.000	09/25/37		1,084,708
Impac CMB Trust Series 2004-08, Class 1A(c)
652,577	0.966	10/25/34		307,716
Impac CMB Trust Series 2004-10, Class 2A(c)
864,823	0.886	03/25/35		359,897

				17,226,338

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
1,117,294	8.330	04/01/30		1,115,301

Student Loan(c) – 0.7%
SLM Student Loan Trust Series 2006-7, Class A4
7,000,000	0.319	04/25/22		6,910,985
South Carolina Student Loan Corp. Series 2005, Class A2
5,000,000	0.372	12/01/20		4,702,072

				11,613,057

TOTAL ASSET-BACKED SECURITIES
(Cost $41,962,632)				$29,954,696

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Foreign Debt Obligations – 2.5%

Sovereign – 1.1%
Federal Republic of Brazil
$1,710,000	8.250%		01/20/34	$2,180,250
1,460,000	7.125		01/20/37	1,662,210
Ontario Province of Canada
2,800,000	4.100		06/16/14	2,991,212
State of Qatar
2,000,000	5.150		04/09/14	2,140,000
5,410,000	5.250	(a)	01/20/20	5,615,580
Swedish Export Credit
2,700,000	3.250		09/16/14	2,757,266

				17,346,518

Supranational – 1.4%
International Bank for Reconstruction & Development(i)
15,000,000	1.400		04/14/11	15,403,814
North American Development Bank
6,100,000	4.375		02/11/20	6,022,617

				21,426,431

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $37,739,526)				$38,772,949

Municipal Debt Obligations – 1.4%

California – 0.9%
California State GO Bonds Build America Taxable Series 2009
$2,225,000	7.500%		04/01/34	$2,298,091
3,925,000	7.550		04/01/39	4,061,865
California State GO Bonds Build America Taxable Series 2010
1,645,000	7.950		03/01/36	1,685,023
5,600,000	7.625		03/01/40	5,830,552

				13,875,531

Texas – 0.5%
Brazos Higher Education Authority VRDN RB for Student Loan Revenue Series 2004 I-A-2(c)
7,521,478	0.444		06/27/22	7,409,221

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $21,183,011)				$21,284,752

Government Guarantee Obligations – 21.4%

Achmea Hypotheekbank NV(a)(j)
$11,900,000	3.200%		11/03/14	$11,975,852
ANZ National (International) Ltd.(a)(j)
12,500,000	3.250		04/02/12	13,014,524
Citigroup Funding, Inc.(k)
45,700,000	1.875		10/22/12	46,033,322
12,200,000	1.875		11/15/12	12,288,426
Commonwealth Bank of Australia(a)(j)
5,700,000	2.500		12/10/12	5,801,118
Dexia Credit Local(a)(j)
6,300,000	2.750		01/10/14	6,298,032

General Electric Capital Corp.(k)
10,700,000	2.000		09/28/12	10,832,509
13,700,000	2.625		12/28/12	14,055,104
GMAC, Inc.(k)
22,300,000	1.750		10/30/12	22,429,005
Israel Government AID Bond(k)
4,000,000	5.500		09/18/33	4,177,230
Kreditanstalt fuer Wiederaufbau MTN(j)
14,000,000	4.750		05/15/12	14,996,856
11,900,000	1.875		01/14/13	11,943,495
17,500,000	2.500		05/28/13	17,850,157
17,000,000	4.000		10/15/13	18,044,820
LeasePlan Corp. NV(a)(j)
9,000,000	3.000		05/07/12	9,340,164
Macquarie Bank Ltd.(a)(j)
13,800,000	3.300		07/17/14	13,997,729
NIBC Bank NV(a)(j)
12,500,000	2.800		12/02/14	12,379,001
Royal Bank of Scotland Group PLC(a)(j)
15,700,000	1.500		03/30/12	15,733,477
6,100,000	2.625		05/11/12	6,223,242
Societe Financement de l’Economie Francaise(a)(j)
14,000,000	2.375		03/26/12	14,254,939
12,000,000	3.375		05/05/14	12,322,996
8,900,000	2.875		09/22/14	8,916,496
Swedish Housing Finance Corp.(a)(j)
2,500,000	3.125		03/23/12	2,575,833
United States Central Federal Credit Union(k)
3,900,000	1.900		10/19/12	3,933,797
Westpac Banking Corp.(a)(j)
15,900,000	3.250		12/16/11	16,440,441
9,800,000	1.900		12/14/12	9,922,559

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $332,709,565)				$335,781,124

U.S. Treasury Obligations – 8.5%

United States Treasury Bonds
$900,000	4.250	%(l)	05/15/39	$833,906
4,300,000	4.375	(l)	11/15/39	4,066,188
600,000	4.625		02/15/40	591,375
United States Treasury Inflation Protected Securities
15,553,912	0.875		04/15/10	15,557,552
5,333,043	1.625		01/15/15	5,571,366
5,185,242	2.000		01/15/16	5,501,221
3,103,461	2.375		01/15/25	3,248,694
1,200,793	2.000		01/15/26	1,194,508
2,205,324	2.125		02/15/40	2,186,199
United States Treasury Notes
4,300,000	1.375		03/15/13	4,274,802
46,600,000	2.500		03/31/15	46,467,188
28,800,000	2.375		03/31/16	27,855,014
10,400,000	3.125		10/31/16	10,364,245
1,400,000	3.000		02/28/17	1,378,016

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – (continued)

United States Treasury Principal-Only STRIPS(h)
$2,800,000	0.000%	05/15/21	$1,731,195
4,600,000	0.000	11/15/21	2,755,579

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $133,126,969)			$133,577,048

Shares	Rate	Value

Preferred Stock(c) – 0.1%

JPMorgan Chase & Co.
1,200,000	7.900%	$1,279,320
(Cost $1,200,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,498,836,980)		$1,505,359,159

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(m) – 9.4%

Repurchase Agreement – 9.4%
Joint Repurchase Agreement Account II
$147,600,000	0.019%	04/01/10	$147,600,000
Maturity Value: $147,600,078
(Cost $147,600,000)

TOTAL INVESTMENTS – 105.5%
(Cost $1,646,436,980)			$1,652,959,159

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.5)%			(86,817,445)

NET ASSETS – 100.0%			$1,566,141,714

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $251,611,214, which represents approximately 16.1% of net assets as of March 31, 2010.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	Issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $105,353,564, which represents approximately 6.7% of net assets as of March 31, 2010.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2010.

(j)	Guaranteed by a foreign government. Total market value of these securities amounts to $222,031,731, which represents approximately 14.2% of net assets as of March 31, 2010.

(k)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $113,749,393, which represents approximately 7.2% of net assets as of March 31, 2010.

(l)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(m)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on page 67.

Investment Abbreviations:
EURO	—	Euro Offered Rate
FDIC	—	Federal Deposit Insurance Corporation
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

				Value on
		Contract	Expiration	Settlement	Current	Unrealized
Counterparty	Currency	Type	Date	Date	Value	Gain

Citibank NA	JPY	Sale	06/16/10	$2,125,000	$2,028,221	$96,779
	NZD	Purchase	06/16/10	1,311,276	1,318,554	7,278
Deutsche Bank AG (London)	EUR	Sale	04/30/10	7,216,872	7,206,028	10,844
	NZD	Purchase	06/16/10	8,927,068	9,011,498	84,430
HSBC Bank PLC	AUD	Purchase	06/16/10	1,310,163	1,318,132	7,969
	GBP	Sale	06/16/10	1,329,190	1,321,124	8,066
JPMorgan Securities, Inc.	CAD	Purchase	06/16/10	2,125,000	2,193,633	68,633
Morgan Stanley & Co.		Purchase	06/16/10	4,056,818	4,114,195	57,377
Royal Bank of Canada	EUR	Sale	06/16/10	1,562,480	1,555,123	7,357
UBS AG (London)		Sale	06/16/10	5,310,420	5,248,861	61,559
Westpac Banking Corp.	AUD	Purchase	06/16/10	1,305,460	1,310,855	5,395
	JPY	Sale	06/16/10	1,317,000	1,303,977	13,023

TOTAL						$428,710

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

				Value on
		Contract	Expiration	Settlement	Current	Unrealized
Counterparty	Currency	Type	Date	Date	Value	Loss

Bank of America Securities LLC	CHF	Sale	06/16/10	$2,432,137	$2,485,878	$(53,741)
	NZD	Purchase	06/16/10	1,323,262	1,315,727	(7,535)
Citibank NA	NOK	Purchase	06/16/10	1,329,000	1,299,801	(29,199)
	NZD	Sale	06/16/10	1,239,036	1,252,132	(13,096)
Deutsche Bank AG (London)	EUR	Sale	06/16/10	1,326,218	1,342,606	(16,388)
HSBC Bank PLC	CHF	Sale	06/16/10	1,326,000	1,346,208	(20,208)
	EUR	Purchase	06/16/10	2,633,570	2,629,833	(3,737)
	JPY	Purchase	06/16/10	2,620,000	2,601,525	(18,475)
	NOK	Sale	06/16/10	1,317,000	1,340,670	(23,670)
JPMorgan Securities, Inc.	JPY	Purchase	06/16/10	39,927	38,581	(1,346)
Royal Bank of Canada		Purchase	06/16/10	1,380,000	1,335,241	(44,759)
UBS AG (London)	AUD	Sale	06/16/10	1,309,896	1,326,319	(16,423)
	EUR	Sale	06/16/10	2,629,418	2,647,392	(17,974)
Westpac Banking Corp.	AUD	Sale	06/16/10	6,812,248	6,871,805	(59,557)

TOTAL						$(326,108)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (PURCHASE/SALE)

		Expiration	Purchase	Sale	Unrealized
Counterparty	Currency	Date	Current Value	Current Value	Gain

Barclays Bank PLC	GBP/EUR	06/16/10	$1,325,592	$1,319,644	$5,948
	NOK/EUR	06/16/10	1,960,917	1,958,530	2,387
HSBC Bank PLC	CAD/EUR	06/16/10	2,188,188	2,128,720	59,468
	CHF/JPY	06/16/10	1,319,140	1,309,984	9,156
	EUR/SEK	06/16/10	2,652,795	2,636,051	16,744
	GBP/EUR	06/16/10	3,438,645	3,403,790	34,855
	NOK/EUR	06/16/10	7,273,037	7,244,089	28,948
	NZD/EUR	06/16/10	2,176,655	2,113,862	62,793
UBS AG (London)	CAD/JPY	06/16/10	1,333,026	1,282,851	50,175
	CHF/EUR	06/16/10	2,005,486	2,001,753	3,733
	CHF/JPY	06/16/10	1,329,580	1,285,030	44,550
	GBP/EUR	06/16/10	3,473,607	3,410,988	62,619

TOTAL					$381,376

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (PURCHASE/SALE)

		Expiration	Purchase	Sale	Unrealized
Counterparty	Currency	Date	Current Value	Current Value	Loss

Barclays Bank PLC	SEK/EUR	06/16/10	$2,095,049	$2,100,355	$(5,306)
Citibank NA	AUD/EUR	06/16/10	1,318,375	1,319,644	(1,269)
	EUR/AUD	06/16/10	1,990,947	1,993,754	(2,807)
	EUR/CAD	06/16/10	1,310,189	1,341,538	(31,349)
	EUR/CHF	06/16/10	1,958,530	2,011,748	(53,218)
	NZD/EUR	06/16/10	1,312,321	1,319,644	(7,323)
HSBC Bank PLC	EUR/CHF	06/16/10	1,974,739	2,005,768	(31,029)
	EUR/GBP	06/16/10	2,663,601	2,683,803	(20,202)
	SEK/NOK	06/16/10	1,686,990	1,702,516	(15,526)
JPMorgan Securities, Inc.	EUR/CAD	06/16/10	2,650,094	2,654,088	(3,994)
	EUR/GBP	06/16/10	1,319,644	1,320,850	(1,206)
	EUR/NZD	06/16/10	2,628,482	2,638,826	(10,344)
Morgan Stanley & Co.	EUR/NOK	06/16/10	1,307,488	1,307,897	(409)
Royal Bank of Canada	CAD/EUR	06/16/10	1,317,778	1,322,346	(4,568)
	EUR/GBP	06/16/10	1,306,137	1,312,178	(6,041)
State Street Bank (London)	SEK/EUR	06/16/10	2,212,115	2,226,760	(14,645)
UBS AG (London)	SEK/NOK	06/16/10	1,322,166	1,346,120	(23,954)

TOTAL					$(233,190)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(4)	September 2010	$(994,650)	$(8,896)
Eurodollars	(3)	December 2010	(743,775)	(2,110)
U.K. Life Long Gilt	209	June 2010	36,393,800	227,085
2 Year U.S. Treasury Notes	(13)	June 2010	(2,820,391)	1,805
5 Year German Euro-Bobl	110	June 2010	17,394,757	30,903
5 Year U.S. Treasury Notes	454	June 2010	52,139,063	(118,914)
10 Year German Euro-Bund	186	June 2010	30,988,109	115,748
10 Year U.S. Treasury Notes	913	June 2010	106,136,250	(698,848)
30 Year U.S. Treasury Bonds	595	June 2010	69,094,375	(359,209)

TOTAL				$(812,436)

SWAP CONTRACTS — At March 31, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged			Upfront
	Notional			Payments	Payments		Payments
	Amount		Termination	received by	made by	Market	made (received)	Unrealized
Counterparty	(000s)(a)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Banc of America Securities LLC		$6,600	06/16/17	3 month LIBOR	3.250%	$84,066	$168,761	$(84,695)
		23,300	06/16/17	3 month LIBOR	3.250	296,778	759,114	(462,336)
		34,900	06/16/20	3 month LIBOR	3.750	505,186	540,000	(34,814)
		16,100	06/16/30	3 month LIBOR	4.250	483,294	(223,293)	706,587
Citibank NA		28,700	06/16/17	3 month LIBOR	3.250	365,559	347,738	17,821
Credit Suisse First Boston Corp.		23,000	06/16/17	3.250%	3 month LIBOR	(292,957)	(228,620)	(64,337)
		44,200	06/16/17	3.250	3 month LIBOR	(562,987)	(320,450)	(242,537)
		16,100	06/16/30	4.250	3 month LIBOR	(474,161)	(474,160)	(1)
	EUR	16,800	06/16/40	4.000	6 month EURO	1,178,503	360,626	817,877
Deutsche Bank Securities, Inc.		$19,900	06/16/17	3 month LIBOR	3.250	253,472	610,930	(357,458)
		20,300	06/16/17	3 month LIBOR	3.250	258,567	518,665	(260,098)
		20,900	06/16/17	3 month LIBOR	3.250	266,209	670,472	(404,263)
		32,500	06/16/17	3 month LIBOR	3.250	413,961	372,808	41,153
		19,300	06/16/40	4.250	3 month LIBOR	(993,776)	(993,767)	(9)
		19,300	06/16/40	3 month LIBOR	4.250	995,043	(90,406)	1,085,449
JPMorgan Securities, Inc.		18,600	06/16/17	3.250	3 month LIBOR	(236,913)	(239,413)	2,500
		34,900	06/16/20	3.750	3 month LIBOR	(505,186)	354,195	(859,381)

TOTAL						$2,034,658	$2,133,200	$(98,542)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit
			Rates		Spread at		Upfront
		Notional	received		March 31,		Payments
	Referenced	Amount	(paid) by	Termination	2010 (basis	Market	made (received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	points)(b)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	$62,400	(1.000)%	06/20/15	88	$(370,722)	$(399,241)	$28,519
Protection Sold:
Deutsche Bank Securities, Inc.	MetLife, Inc. 5.000%, 6/15/15	1,900	1.000	03/20/15	191	(77,155)	(113,751)	36,596
		1,200	1.000	03/20/15	191	(48,730)	(70,386)	21,656
		1,100	1.000	03/20/15	191	(44,669)	(44,037)	(632)

TOTAL						$(541,276)	$(627,415)	$86,139

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments
March 31, 2010

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 16.6%

Automotive – 0.2%
GMAC, Inc.
	$625,000	6.875%		09/15/11	$635,937

Banks – 3.7%
ANZ Capital Trust II(a)(b)
	175,000	5.360		12/29/49	170,620
Bank of America NA
	1,575,000	6.100		06/15/17	1,621,157
Bank of Tokyo-Mitsubishi UFJ Ltd.(b)
	500,000	3.850		01/22/15	505,219
Barclays Bank PLC
	900,000	6.750		05/22/19	995,664
Citigroup, Inc.
	400,000	6.375		08/12/14	426,761
	925,000	5.000		09/15/14	924,571
Credit Agricole SA(a)(b)(c)
	150,000	8.375		10/13/49	161,895
Discover Bank
	400,000	8.700		11/18/19	437,137
Fifth Third Bank(c)
	450,000	0.360		05/17/13	420,268
First Niagara Financial Group, Inc.(a)
	325,000	6.750		03/19/20	328,430
HSBC Holdings PLC
	500,000	6.800		06/01/38	536,164
JPMorgan Chase & Co.
	400,000	6.000		10/01/17	426,465
JPMorgan Chase Capital XXII Series V(a)
	250,000	6.450		02/02/37	230,126
Lloyds TSB Bank PLC(b)
	500,000	4.375		01/12/15	492,891
MUFG Capital Finance 1 Ltd.(a)(c)
	250,000	6.346		07/29/49	245,000
PNC Bank NA
	250,000	6.875		04/01/18	279,979
Resona Preferred Global Securities Ltd.(a)(b)(c)
	550,000	7.191		12/29/49	511,500
Royal Bank of Scotland Group PLC(b)
	600,000	4.875		08/25/14	603,852
US Bank NA(a)(c)
EUR	200,000	4.375		02/28/17	270,864
Wachovia Bank NA
	$150,000	6.600		01/15/38	154,508
Wachovia Corp.
	500,000	5.500		05/01/13	540,675
Wells Fargo Capital XIII(a)(c)
	300,000	7.700		03/26/49	309,000
Westpac Banking Corp.
	850,000	4.875		11/19/19	844,287

					11,437,033

Brokerage – 1.1%
Ameriprise Financial, Inc.(a)
	475,000	5.300		03/15/20	480,530
Morgan Stanley & Co.
	550,000	0.545	(c)	07/09/10	544,848
	325,000	6.625	(a)	04/01/18	347,642

	525,000	7.300	(a)	05/13/19	580,679
	250,000	5.625	(a)	09/23/19	248,000
The Bear Stearns Cos. LLC
	150,000	6.400		10/02/17	165,614
	825,000	7.250		02/01/18	951,612

					3,318,925

Chemicals(a) – 0.2%
The Dow Chemical Co.
	500,000	7.600		05/15/14	572,136
	175,000	5.900		02/15/15	189,584

					761,720

Consumer Products(a) – 0.1%
Whirlpool Corp.
	75,000	8.000		05/01/12	82,721
	100,000	8.600		05/01/14	116,198

					198,919

Distributors(a)(b) – 0.2%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
	250,000	6.750		09/30/19	279,453
Southern Star Central Gas Pipeline, Inc.
	300,000	6.000		06/01/16	308,817

					588,270

Electric(a) – 0.7%
Arizona Public Service Co.
	150,000	6.250		08/01/16	161,384
	375,000	8.750		03/01/19	457,329
Commonwealth Edison Co.
	150,000	5.875		02/01/33	151,077
Enel Finance International SA(b)
	425,000	5.125		10/07/19	420,033
FirstEnergy Corp. Series C
	145,000	7.375		11/15/31	149,743
Nevada Power Co.
	225,000	7.125		03/15/19	253,366
NiSource Finance Corp.
	125,000	10.750		03/15/16	158,785
Progress Energy, Inc.
	100,000	5.625		01/15/16	106,533
	150,000	7.050		03/15/19	168,686
Puget Sound Energy, Inc.(c)
	250,000	6.974		06/01/67	219,884

					2,246,820

Energy – 1.0%
Dolphin Energy Ltd.(a)(b)
	237,600	5.888		06/15/19	245,084
Halliburton Co.(b)
	25,000	7.600		08/15/96	28,902
Petro-Canada(a)
	550,000	6.050		05/15/18	592,138
Petroleos Mexicanos(a)
	370,000	8.000		05/03/19	435,675

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Energy – (continued)

Transocean, Inc.(a)(d)
	$1,550,000	1.500%		12/15/37	$1,513,188
XTO Energy, Inc.(a)
	225,000	6.500		12/15/18	259,683

					3,074,670

Food & Beverage – 0.9%
Anheuser-Busch InBev Worldwide, Inc.(a)
	175,000	7.200	(b)	01/15/14	200,485
	625,000	4.125		01/15/15	643,062
	700,000	7.750	(b)	01/15/19	832,567
Kraft Foods, Inc.
	375,000	6.125		08/23/18	408,660
	425,000	5.375		02/10/20	429,487
	350,000	6.500		02/09/40	360,531

					2,874,792

Health Care – Medical Products(a) – 0.3%
Agilent Technologies, Inc.
	525,000	5.500		09/14/15	562,489
Boston Scientific Corp.
	300,000	4.500		01/15/15	287,214
	150,000	6.000		01/15/20	141,139
	125,000	7.000		11/15/35	111,250

					1,102,092

Health Care – Services(a)(b) – 0.1%
HCA, Inc.
	250,000	7.875		02/15/20	260,625

Life Insurance – 0.8%
Prudential Financial, Inc.
	850,000	3.875		01/14/15	850,473
Swiss Re Capital I LP(a)(b)(c)
	100,000	6.854		05/25/49	91,247
Symetra Financial Corp.(a)(b)
	100,000	6.125		04/01/16	96,556
The Hartford Financial Services Group, Inc.(a)
	300,000	6.625		03/30/40	295,186
The Northwestern Mutual Life Insurance Co.(a)(b)
	1,000,000	6.063		03/30/40	1,003,568

					2,337,030

Media – Cable – 0.7%
Comcast Cable Communications Holdings, Inc.
	175,000	9.455		11/15/22	233,830
Comcast Holdings Corp.
	200,000	10.625		07/15/12	234,661
Cox Communications, Inc.(a)(b)
	150,000	5.875		12/01/16	160,185
	300,000	6.250		06/01/18	320,992
CSC Holdings, Inc. Series B
	250,000	7.625		04/01/11	261,562
DISH DBS Corp.(a)
	125,000	7.125		02/01/16	127,344

Time Warner Cable, Inc.(a)
	725,000	4.875		03/15/20	708,348

					2,046,922

Media – Non Cable(a) – 0.9%
CBS Corp.
	625,000	8.875		05/15/19	755,002
DIRECTV Holdings LLC(b)
	250,000	5.875		10/01/19	260,885
	250,000	6.350		03/15/40	248,165
Reed Elsevier Capital, Inc.
	645,000	8.625		01/15/19	804,674
Thomson Reuters Corp.
	275,000	6.500		07/15/18	307,926
WPP Finance UK
	276,000	8.000		09/15/14	317,121

					2,693,773

Metals & Mining(a) – 0.8%
Anglo American Capital PLC(b)
	100,000	9.375		04/08/14	120,122
	600,000	9.375		04/08/19	764,227
ArcelorMittal
	325,000	6.125		06/01/18	341,155
Freeport-McMoRan Copper & Gold, Inc.
	600,000	8.375		04/01/17	666,000
Teck Resources Ltd.
	500,000	10.750		05/15/19	612,500

					2,504,004

Noncaptive-Financial – 0.1%
Pemex Project Funding Master Trust
	10,000	9.125		10/13/10	10,388
SLM Corp.
	300,000	5.450		04/25/11	303,794
VIP Finance Ireland Ltd. for OJSC Vimpel Communications
	100,000	9.125		04/30/18	112,880

					427,062

Packaging(a)(c) – 0.1%
Impress Holdings BV
EUR	125,000	3.809		09/15/13	165,033

Paper(a) – 0.1%
International Paper Co.
	$175,000	7.950		06/15/18	204,460

Pipelines – 2.3%
Boardwalk Pipelines LP(a)
	575,000	5.875		11/15/16	618,370
Buckeye Partners LP(a)
	475,000	5.500		08/15/19	480,677
DCP Midstream LLC(a)(b)
	775,000	9.750		03/15/19	993,532
El Paso Corp.(a)
	500	7.750		01/15/32	490
Energy Transfer Partners LP(a)
	675,000	5.950		02/01/15	736,011

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)

Enterprise Products Operating LLC(a)
	$275,000	6.650%	04/15/18	$304,970
Enterprise Products Operating LP(a)(c)
	100,000	7.034	01/15/68	94,000
Gulf South Pipeline Co. LP(a)(b)
	175,000	6.300	08/15/17	187,055
Magellan Midstream Partners LP(a)
	425,000	6.550	07/15/19	470,712
ONEOK Partners LP(a)
	125,000	6.650	10/01/36	128,687
Southern Natural Gas Co.(a)(b)
	50,000	5.900	04/01/17	52,101
Tennessee Gas Pipeline Co.
	825,000	8.000 (a)	02/01/16	950,812
	325,000	7.625	04/01/37	361,572
The Williams Cos., Inc.(a)
	533,000	7.875	09/01/21	627,450
TransCanada PipeLines Ltd.(a)(c)
	875,000	6.350	05/15/67	825,501
Williams Partners LP(a)(b)
	275,000	5.250	03/15/20	275,560

				7,107,500

Property/Casualty Insurance – 0.4%
Endurance Specialty Holdings Ltd.(a)
	75,000	6.150	10/15/15	79,456
	100,000	7.000	07/15/34	94,722
QBE Insurance Group Ltd.(b)
	122,000	9.750	03/14/14	148,269
The Chubb Corp.(a)(c)
	125,000	6.375	03/29/67	125,781
Transatlantic Holdings, Inc.(a)
	275,000	8.000	11/30/39	279,125
ZFS Finance USA Trust I(a)(b)(c)
	500,000	6.150	12/15/65	490,000

				1,217,353

Real Estate Investment Trust(a) – 0.6%
Developers Diversified Realty Corp.
	450,000	7.500	04/01/17	455,253
ProLogis(d)
	325,000	1.875	11/15/37	302,794
Simon Property Group LP
	625,000	10.350	04/01/19	785,854
WEA Finance LLC/WT Finance Australia Property Ltd.(b)
	150,000	7.500	06/02/14	167,895
Westfield Capital Corp.(b)
	150,000	5.125	11/15/14	154,421

				1,866,217

Retailers(a) – 0.2%
CVS Caremark Corp.
	525,000	5.750	06/01/17	563,610

Technology(a) – 0.1%
Fiserv, Inc.
	225,000	6.125	11/20/12	244,617

Tobacco(a)(b) – 0.3%
BAT International Finance PLC
	672,000	9.500	11/15/18	870,257

Wireless Telecommunications(a) – 0.2%
AT&T, Inc.
	450,000	6.400	05/15/38	462,660
Hellas Telecommunications Luxembourg V(a)(c)
EUR	125,340	4.684	10/15/12	121,890
Sprint Capital Corp.
	$125,000	8.375	03/15/12	130,000

				714,550

Wirelines Telecommunications(a) – 0.5%
Cellco Partnership/Verizon Wireless Capital LLC
	150,000	8.500	11/15/18	187,149
Nordic Telephone Co. Holdings(a)
EUR	125,000	8.250	05/01/16	181,916
Qwest Corp.
	$375,000	8.375	05/01/16	421,875
Telecom Italia Capital SA
	175,000	6.200	07/18/11	184,068
	325,000	7.200	07/18/36	328,137
Verizon Communications, Inc.
	200,000	6.400	02/15/38	208,332
	150,000	8.950	03/01/39	203,410

				1,714,887

TOTAL CORPORATE OBLIGATIONS
(Cost $49,007,791)				$51,177,078

Mortgage-Backed Obligations – 35.8%

Adjustable Rate Non-Agency(c) – 3.8%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
	$121,473	3.175%	04/25/35	$105,547
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
	105,335	2.925	04/25/34	94,270
Countrywide Alternative Loan Trust Series 2005-38, Class A3
	301,803	0.596	09/25/35	171,455
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1
	236,103	3.563	04/20/35	213,379
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
	142,306	3.527	11/20/34	116,786
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 2A1A
	2,483,845	1.411	04/19/47	1,391,007
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
	55,797	3.007	12/25/34	52,396
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
	198,701	4.005	06/25/34	181,315
Harborview Mortgage Loan Trust Series 2006-09, Class 2A1A
	1,228,379	0.447	11/19/36	685,781

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)

Harborview Mortgage Loan Trust Series 2006-10, Class 2A1A
$607,747	0.417%	11/19/36	$345,791
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
391,878	4.766	08/25/35	304,504
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
461,997	5.008	07/25/35	403,230
Lehman XS Trust Series 2006-2N, Class 1A1
1,324,958	0.506	02/25/46	693,108
Lehman XS Trust Series 2007-16N, Class 2A2
1,278,934	1.096	09/25/47	707,629
Lehman XS Trust Series 2007-4N, Class 1A1
1,423,947	0.376	03/25/47	909,681
Master Adjustable Rate Mortgages Trust Series 2006-A2, Class 4A1B
686,610	1.663	12/25/46	236,633
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
540,488	2.849	10/25/34	436,426
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
897,106	6.454	11/25/37	394,967
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
572,498	5.200	09/25/35	478,448
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
198,826	2.915	05/25/34	182,858
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
76,308	2.582	09/25/34	66,760
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
362,056	2.950	11/25/34	306,096
Structured Adjustable Rate Mortgage Loan Trust Series 2005-22, Class 1A4
3,000,000	5.250	12/25/35	1,110,498
Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 5A2
1,000,000	5.250	02/25/36	533,387
Washington Mutual Asset-Backed Certificates Series 2007-HE1, Class 2A3
3,000,000	0.396	01/25/37	995,911
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
212,234	3.080	06/25/34	197,462
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1
576,261	5.272	03/25/37	459,959

			11,775,284

Collateralized Mortgage Obligations – 3.6%
Planned Amortization Class – 0.1%
FNMA REMIC Series 2005-70, Class PA
$409,057	5.500%	08/25/35	$438,388

Regular Floater(c) – 0.8%
FHLMC REMIC Series 3038, Class XA(e)
35,595	0.000	09/15/35	30,923
FHLMC REMIC Series 3167, Class X(e)
2,088	0.000	06/15/36	2,081
FHLMC REMIC Series 3266, Class F
1,579,197	0.530	01/15/37	1,569,200
FNMA REMIC Series 2007-2, Class FM
825,325	0.496	02/25/37	819,019

			2,421,223

Sequential Fixed Rate – 1.4%
Banc of America Funding Corp. Series 2007-E, Class 4A1
1,389,274	5.709	07/20/47	915,150
Citicorp Mortgage Securities, Inc. Series 2004-9, Class 2A1
1,132,412	4.750	12/25/19	1,163,747
Countrywide Alternative Loan Trust Series 2005-1CB, Class 2A1
592,988	6.000	03/25/35	502,102
FHLMC REMIC Series 3200, Class AD
354,585	5.500	05/15/29	363,760
First Horizon Alternative Mortgage Securities Series 2006-FA8, Class 1A7
910,539	6.000	02/25/37	662,653
Residential Funding Mortgage Securities I Series 2007-SA2, Class 2A1
1,281,988	5.644	04/25/37	819,871

			4,427,283

Sequential Floating Rate(c) – 1.3%
Bear Stearns Alt-A Trust Series 2006-6, Class 1A1
1,981,920	0.406	11/25/36	845,118
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
7,000,000	0.496	11/25/36	804,983
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR3, Class A6
7,000,000	0.526	08/25/36	1,003,911
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2007-BAR1, Class A3
4,000,000	0.406	03/25/37	1,288,692

			3,942,704

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$11,229,598

Commercial Mortgage-Backed Securities – 3.3%
Sequential Fixed Rate – 3.3%
Banc of America Commercial Mortgage, Inc. Series 2002-2, Class A3
$530,000	5.118%	07/11/43	$551,828
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
1,000,000	5.350	09/10/47	1,041,543
Banc of America Commercial Mortgage, Inc. Series 2006-2, Class A4
2,000,000	5.928	05/10/45	2,072,351

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)

Credit Suisse Mortgage Capital Certificates Trust Series 2006-C4, Class A3
$1,010,000	5.467%	09/15/39	$966,562
GMAC Commercial Mortgage Securities, Inc. Series 2000-C3, Class A2
691,121	6.957	09/15/35	704,312
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3, Class A4A
1,000,000	4.936	08/15/42	1,022,085
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
1,207,000	5.156	02/15/31	1,232,870
Morgan Stanley Capital I Series 2006-HQ9, Class A4
1,100,000	5.731	07/12/44	1,135,310
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
1,300,000	5.740	05/15/43	1,344,137

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$10,070,998

Federal Agencies – 25.1%
Adjustable Rate FHLMC(c) – 0.2%
$440,238	4.825%	09/01/35	$460,101
192,959	5.750	04/01/37	203,016

			663,117

FHLMC – 5.0%
213,304	5.000	05/01/18	227,925
280,206	6.500	08/01/37	307,066
17,306	6.000	09/01/37	18,813
623,013	6.500	10/01/37	685,752
20,317	6.000	02/01/38	22,110
182,744	6.000	07/01/38	198,668
571,860	6.500	09/01/38	616,012
21,128	6.000	10/01/38	23,019
644,998	5.000	04/01/39	668,530
128,375	5.000	05/01/39	133,058
665,461	5.000	06/01/39	689,427
489,856	5.000	07/01/39	507,298
145,485	5.000	08/01/39	150,702
978,062	4.500	09/01/39	983,449
981,248	5.000	09/01/39	1,014,595
2,945,385	5.000	10/01/39	3,049,872
1,390,064	5.000	11/01/39	1,439,140
1,581,882	5.000	12/01/39	1,639,596
2,900,000	3.650	TBA-30yr (f)	2,965,328

			15,340,360

FNMA – 17.3%
175,322	4.500	10/01/18	184,527
36,701	4.500	11/01/18	38,629
65,969	4.500	12/01/18	69,433
16,238	6.000	12/01/18	17,730
40,175	4.500	01/01/19	42,297
169,793	6.000	02/01/19	183,903
147,269	4.500	05/01/19	154,735
234,069	5.000	05/01/19	249,994

323,804	4.000	06/01/19	334,492
298,042	5.000	08/01/19	317,964
232,357	6.000	08/01/19	251,665
278,226	6.000	09/01/19	301,259
540,810	5.500	06/01/20	584,342
3,350,056	5.000	08/01/20	3,567,528
345,488	6.000	12/01/20	374,089
302,960	5.000	01/01/21	320,860
430,715	6.000	04/01/21	466,549
155,009	6.000	06/01/21	167,599
128,334	5.500	07/01/21	137,735
79,485	6.000	07/01/21	85,936
66,541	4.500	11/01/22	69,203
307,894	5.000	07/01/23	325,162
420,032	5.000	08/01/23	444,479
211,160	5.500	09/01/23	226,478
80,168	5.500	10/01/23	86,068
707,203	4.500	12/01/23	734,946
78	6.000	03/01/32	84
470,826	6.000	12/01/32	511,905
5,125	6.000	05/01/33	5,538
30,651	5.000	08/01/33	31,848
3,896	5.500	09/01/33	4,127
3,034	6.000	12/01/33	3,276
4,997	5.500	02/01/34	5,290
76,256	6.000	02/01/34	82,826
803	5.500	04/01/34	850
52,657	5.500	12/01/34	55,660
14,711	6.000	02/01/35	15,831
147,491	5.000	04/01/35	152,913
3,444	6.000	04/01/35	3,697
27,101	6.000	07/01/35	29,097
6,576	5.500	09/01/35	6,959
238,595	5.000	11/01/35	246,871
77,702	6.000	11/01/35	82,938
81,273	6.000	01/01/36	87,257
7,246	6.000	02/01/36	7,698
170,976	4.500	03/01/36	172,427
273,511	5.000	03/01/36	282,998
42,581	6.000	03/01/36	45,434
45,557	6.000	04/01/36	48,641
2,422	6.000	05/01/36	2,574
5,183	6.000	06/01/36	5,507
135,924	6.000	01/01/37	144,234
852	5.500	02/01/37	900
1,533	5.500	04/01/37	1,619
1,578	5.500	05/01/37	1,667
27,194	6.000	06/01/37	29,213
57,952	6.000	07/01/37	61,459
83,483	6.000	08/01/37	88,535
335,583	6.000	09/01/37	357,033
37,454	6.000	10/01/37	39,848
216,238	6.000	11/01/37	230,061
87,765	6.000	12/01/37	94,070
60,276	6.000	01/01/38	64,129
82,456	6.000	02/01/38	88,579

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest		Maturity
Amount	Rate		Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$1,855	5.500%		03/01/38		$1,961
51,340	6.000		03/01/38		55,216
76,548	5.000		05/01/38		79,058
25,653	6.000		05/01/38		27,718
1,270	5.500		06/01/38		1,343
22,200	6.000		06/01/38		23,988
1,807	5.500		07/01/38		1,910
50,321	6.000		07/01/38		54,372
2,545	5.500		08/01/38		2,691
20,829	6.000		08/01/38		22,506
1,261	5.500		09/01/38		1,333
36,907	6.000		10/01/38		39,140
796	5.500		12/01/38		842
139,230	5.000		01/01/39		144,065
320,161	5.000		02/01/39		331,276
187,031	4.500		03/01/39		187,682
364,078	5.000		03/01/39		376,721
79,104	4.500		04/01/39		79,374
662,221	5.000		04/01/39		685,218
96,801	4.500		05/01/39		97,131
200,198	5.000		05/01/39		207,195
72,571	4.500		06/01/39		72,952
145,316	5.000		06/01/39		150,406
90,694	4.500		07/01/39		91,173
1,614,587	5.000		07/01/39		1,670,824
130,040	4.500		08/01/39		130,619
3,013,161	5.000		08/01/39		3,116,009
195,808	4.500		09/01/39		196,840
2,020,221	5.000		09/01/39		2,090,653
691,141	4.500		10/01/39		694,138
2,756,649	5.000		10/01/39		2,850,769
72,400	4.500		11/01/39		72,646
2,117,544	5.000		11/01/39		2,190,677
666,453	4.500		12/01/39		668,791
2,094,630	5.000		12/01/39		2,167,370
89,313	4.500		01/01/40		89,617
4,350,462	5.000		01/01/40		4,505,118
230,362	5.000		02/01/40		238,362
4,000,000	4.500		TBA-30yr	(f)	4,046,876
9,000,000	6.000		TBA-30yr	(f)	9,601,875
3,000,000	6.500		TBA-30yr	(f)	3,241,875

					53,139,525

GNMA – 2.6%
13,652	5.500		05/15/36		14,487
956,651	6.000		08/15/38		1,029,559
51,574	5.000		04/15/39		53,797
126,409	5.000		05/15/39		131,781
588,379	5.000		06/15/39		613,717
2,919,389	5.000		08/15/39		3,047,112
1,575,445	5.000		09/15/39		1,643,141
1,381,128	5.000		10/15/39		1,440,320

					7,973,914

TOTAL FEDERAL AGENCIES					$77,116,916

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $110,996,369)					$110,192,796

Agency Debentures – 3.0%

FHLB
$2,400,000	4.625	%(g)	09/11/20		$2,425,038
300,000	5.000		09/28/29		292,370
FHLMC
4,300,000	4.500		04/02/14		4,654,221
FNMA(h)
50,000	0.000		10/09/19		29,255
Private Export Funding Corp.
1,500,000	3.050		10/15/14		1,518,339
Tennessee Valley Authority Series B
400,000	4.375		06/15/15		425,452

TOTAL AGENCY DEBENTURES
(Cost $9,202,462)					$9,344,675

Asset-Backed Securities – 3.5%

Home Equity – 1.9%
ACE Securities Corp. Series 2007-HE4, Class A2A(c)
$9,436,980	0.376%		05/25/37		$3,402,944
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(c)
15,428	0.646		10/27/32		11,107
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(c)
9,947	0.906		10/25/32		8,124
Bear Stearns Asset Backed Securities Trust Series 2003-2, Class A2(c)
731	0.696		03/25/43		724
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(b)(c)
177,407	1.246		10/25/37		162,814
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(b)(c)
150,000	1.479		10/25/37		64,784
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(b)(c)
450,000	1.679		10/25/37		177,893
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(c)
1,879	0.866		01/25/32		1,184
First Alliance Mortgage Loan Trust Series 1999-4, Class A2(c)
2,689	1.000		03/20/31		1,881
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
55,936	7.000		09/25/37		32,993
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
97,716	7.000		09/25/37		46,488
Home Equity Asset Trust Series 2002-1, Class A4(c)
257	0.846		11/25/32		126
People’s Financial Realty Mortgage Securities Trust Series 2006-1, Class 1A3(c)
5,500,000	0.406		09/25/36		1,716,270

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

Renaissance Home Equity Loan Trust Series 2003-2, Class A(c)
	$3,066	0.686%	08/25/33	$2,478
Renaissance Home Equity Loan Trust Series 2003-3, Class A(c)
	8,597	0.746	12/25/33	7,157
Salomon Brothers Mortgage Securities VII Series 2002-CIT1, Class A(c)
	366	0.846	03/25/32	217
Wells Fargo Home Equity Trust Series 2005-3, Class AI1A(b)(c)
	50,662	0.516	11/25/35	50,071

				5,687,255

Student Loan(c) – 1.6%
Missouri Higher Education Loan Authority Student Loan Series 2010, Class A-1
	1,000,000	0.274	11/26/32	1,005,814
SLM Student Loan Trust Series 2006-7, Class A4
	1,500,000	0.319	04/25/22	1,480,925
South Carolina Student Loan Corp. Series 2005, Class A1
	1,000,000	0.352	12/03/18	994,788
South Carolina Student Loan Corp. Series 2006-1, Class A1
	1,500,000	0.342	12/02/19	1,440,300

				4,921,827

TOTAL ASSET-BACKED SECURITIES
(Cost $10,666,099)				$10,609,082

Foreign Debt Obligations – 1.5%

Sovereign – 1.2%
Ontario Province of Canada
	$500,000	4.100%	06/16/14	$534,145
Republic of Argentina
EUR	300,562	7.820	12/31/33	258,795
Republic of Indonesia(b)
	$660,000	5.875	03/13/20	683,100
Republic of Peru
	230,000	7.125	03/30/19	266,800
State of Qatar
	500,000	5.150	04/09/14	535,000
	630,000	5.250 (b)	01/20/20	653,940
Swedish Export Credit
	400,000	3.250	09/16/14	408,484
United Mexican States
	300,000	6.050	01/11/40	299,250

				3,639,514

Supranational – 0.3%
North American Development Bank
	1,100,000	4.375	02/11/20	1,086,046

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $4,587,967)				$4,725,560

Municipal Debt Obligations – 1.0%

California – 1.0%
California State GO Bonds Build America Taxable Series 2009
	$375,000	7.500%	04/01/34	$387,319
	500,000	7.550	04/01/39	517,435
California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	640,206
	1,375,000	7.625	03/01/40	1,431,608

				2,976,568

Ohio – 0.0%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
	25,000	5.875	06/01/47	18,142

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $2,943,600)				$2,994,710

Government Guarantee Obligations – 16.3%

Achmea Hypotheekbank NV(b)(i)
	$1,800,000	3.200%	11/03/14	$1,811,473
ANZ National (International) Ltd.(b)(i)
	1,700,000	3.250	04/02/12	1,769,975
Bank of America Corp.(j)
	800,000	2.100	04/30/12	814,369
Citigroup Funding, Inc.(j)
	6,600,000	1.875	10/22/12	6,648,138
	1,600,000	1.875	11/15/12	1,611,597
Citigroup, Inc.(j)
	2,200,000	2.125	04/30/12	2,240,273
Commonwealth Bank of Australia(b)(i)
	1,500,000	2.500	12/10/12	1,526,610
Dexia Credit Local(b)(i)
	1,100,000	2.750	01/10/14	1,099,656
General Electric Capital Corp.(j)
	2,400,000	2.000	09/28/12	2,429,722
	1,800,000	2.625	12/28/12	1,846,656
GMAC, Inc.(j)
	3,200,000	1.750	10/30/12	3,218,512
ING Bank NV(b)(i)
	1,400,000	2.625	02/09/12	1,433,037
Israel Government AID Bond(j)
	50,000	5.500	04/26/24	53,432
	40,000	5.500	09/18/33	41,772
Kreditanstalt fuer Wiederaufbau MTN(i)
	1,500,000	4.750	05/15/12	1,606,806
	2,000,000	1.875	01/14/13	2,007,310
	2,100,000	2.500	05/28/13	2,142,019

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Government Guarantee Obligations – (continued)

Landwirtschaftliche Rentenbank(i)
$2,600,000	4.875%	01/10/14	$2,822,811
LeasePlan Corp. NV(b)(i)
600,000	3.000	05/07/12	622,678
Macquarie Bank Ltd.(b)(i)
1,900,000	3.300	07/17/14	1,927,224
Royal Bank of Scotland Group PLC(b)(i)
2,200,000	1.500	03/30/12	2,204,691
900,000	2.625	05/11/12	918,183
Societe Financement de l’Economie Francaise(b)(i)
600,000	3.375	05/05/14	616,150
1,700,000	2.875	09/22/14	1,703,151
Swedish Housing Finance Corp.(b)(i)
400,000	3.125	03/23/12	412,133
United States Central Federal Credit Union(j)
800,000	1.250	10/19/11	803,854
600,000	1.900	10/19/12	605,200
Westpac Banking Corp.(b)(i)
3,300,000	3.250	12/16/11	3,412,167
1,600,000	1.900	12/14/12	1,620,010

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $49,501,179)			$49,969,609

U.S. Treasury Obligations – 16.0%

United States Treasury Bonds
$800,000	4.750%	02/15/37	$811,000
1,600,000	4.375	11/15/39	1,513,000
2,700,000	4.625	02/15/40	2,661,188
United States Treasury Inflation Protected Securities
5,032,148	0.875	04/15/10	5,033,326
654,978	2.000	01/15/16	694,891
1,716,560	2.500	07/15/16	1,875,342
919,544	2.375	01/15/25	962,576
218,326	2.000	01/15/26	217,183
400,968	2.125	02/15/40	397,491
United States Treasury Notes
1,200,000	1.375	03/15/13	1,192,968
1,500,000	2.500	03/31/15	1,495,725
10,400,000	2.375	03/31/16	10,058,755
4,500,000	3.250	06/30/16	4,550,625
5,300,000	3.000	09/30/16	5,250,312
300,000	3.000	02/28/17	295,289
400,000	4.000	08/15/18	412,031
4,300,000	2.750	02/15/19	3,991,273
United States Treasury Principal-Only STRIPS(h)
2,100,000	0.000	08/15/20	1,355,006
5,500,000	0.000	05/15/21	3,400,562
5,400,000	0.000	11/15/26	2,450,601
2,100,000	0.000	02/15/36	601,545

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $49,418,714)			$49,220,689

Shares	Rate	Value

Preferred Stock(c) – 0.1%

JPMorgan Chase & Co.
350,000	7.900%	$373,135
(Cost $350,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $286,674,181)		$288,607,334

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(k) – 10.1%

Repurchase Agreement – 10.1%
Joint Repurchase Agreement Account II
$31,100,000	0.019%	04/01/10	$31,100,000
Maturity Value: $31,100,016
(Cost $31,100,000)

TOTAL INVESTMENTS – 103.9%
(Cost $317,774,181)			$319,707,334

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.9)%			(12,108,774)

NET ASSETS – 100.0%			$307,598,560

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $34,296,721, which represents approximately 11.1% of net assets as of March 31, 2010.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $19,855,954, which represents approximately 6.5% of net assets as of March 31, 2010.

(g)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Guaranteed by a foreign government. Total market value of these securities amounts to $29,656,084, which represents approximately 9.7% of net assets as of March 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

(j)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $20,313,525, which represents approximately 6.6% of net assets as of March 31, 2010.

(k)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on page 67.

Investment Abbreviations:
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
EURO	—	Euro Offered Rate
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Gain

Citibank NA	JPY	Sale	06/16/10	$385,000	$367,466	$17,534
	NZD	Purchase	06/16/10	394,226	396,414	2,188
Deutsche Bank AG (London)	EUR	Sale	04/30/10	687,656	686,623	1,033
	JPY	Sale	06/16/10	4,291	4,149	142
HSBC Bank PLC	AUD	Purchase	06/16/10	386,087	388,435	2,348
	GBP	Sale	06/16/10	395,247	392,849	2,398
JPMorgan Securities, Inc.	CAD	Purchase	06/16/10	385,000	397,435	12,435
Morgan Stanley & Co.		Purchase	06/16/10	1,356,361	1,375,545	19,184
Royal Bank of Canada	EUR	Sale	06/16/10	873,616	869,503	4,113
UBS AG (London)		Sale	06/16/10	1,590,640	1,572,227	18,413
Westpac Banking Corp.	AUD	Purchase	06/16/10	393,178	394,803	1,625
	JPY	Sale	06/16/10	396,000	392,084	3,916
	NZD	Purchase	06/16/10	2,415,590	2,429,793	14,203

TOTAL						$99,532

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Loss

Bank of America Securities LLC	CHF	Sale	06/16/10	$684,033	$699,148	$(15,115)
Barclays Bank PLC	EUR	Purchase	04/30/10	374,810	374,215	(595)
Citibank NA	NOK	Purchase	06/16/10	396,000	387,300	(8,700)
	NZD	Sale	06/16/10	371,990	375,922	(3,932)
Credit Suisse International	EUR	Sale	04/30/10	268,257	268,948	(691)
Deutsche Bank AG (London)		Sale	06/16/10	398,933	403,862	(4,929)
HSBC Bank PLC	CHF	Sale	06/16/10	399,000	405,081	(6,081)
	EUR	Purchase	06/16/10	793,994	792,867	(1,127)
	JPY	Purchase	06/16/10	793,000	787,408	(5,592)
	NOK	Sale	06/16/10	396,000	403,117	(7,117)
Merrill Lynch International	NZD	Purchase	06/16/10	394,420	392,174	(2,246)
Royal Bank of Canada	JPY	Purchase	06/16/10	414,000	400,572	(13,428)
UBS AG (London)	AUD	Sale	06/16/10	386,321	391,164	(4,843)
	EUR	Sale	06/16/10	791509	796,919	(5,410)
Westpac Banking Corp.	AUD	Sale	06/16/10	1,773,078	1,788,579	(15,501)

TOTAL						$(95,307)

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (PURCHASE/SALE)

		Expiration	Purchase	Sale	Unrealized
Counterparty	Currency	Date	Current Value	Current Value	Gain

Barclays Bank PLC	NOK/EUR	06/16/10	$578,809	$578,104	$705
HSBC Bank PLC		06/16/10	383,706	382,251	1,455
	CAD/EUR	06/16/10	395,707	384,953	10,754
	CHF/JPY	06/16/10	399,538	396,765	2,773
	EUR/SEK	06/16/10	798,270	793,231	5,039
	GBP/EUR	06/16/10	780,432	772,606	7,826
	NOK/EUR	06/16/10	1,287,648	1,282,424	5,224
	NZD/EUR	06/16/10	394,997	383,602	11,395
Royal Bank of Scotland PLC	GBP/EUR	06/16/10	399,117	397,109	2,008
UBS AG (London)	CAD/JPY	06/16/10	397,742	382,771	14,971
	CHF/EUR	06/16/10	603,540	602,417	1,123
	CHF/JPY	06/16/10	399,538	386,151	13,387
	GBP/EUR	06/16/10	1,116,845	1,096,712	20,133

TOTAL					$96,793

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (PURCHASE/SALE)

		Expiration	Purchase	Sale	Unrealized
Counterparty	Currency	Date	Current Value	Current Value	Loss

Barclays Bank PLC	SEK/EUR	06/16/10	$381,285	$382,251	$(966)
Citibank NA	AUD/EUR	06/16/10	396,727	397,109	(382)
	EUR/AUD	06/16/10	599,715	600,561	(846)
	EUR/CAD	06/16/10	386,303	395,546	(9,243)
	EUR/CHF	06/16/10	578,104	593,813	(15,709)
	NZD/EUR	06/16/10	396,248	398,459	(2,211)
HSBC Bank PLC	EUR/CHF	06/16/10	594,313	603,651	(9,338)
	SEK/NOK	06/16/10	305,970	308,786	(2,816)
JPMorgan Securities, Inc.	EUR/CAD	06/16/10	798,270	799,473	(1,203)
	EUR/GBP	06/16/10	399,810	400,175	(365)
	EUR/NZD	06/16/10	790,166	793,275	(3,109)
Morgan Stanley & Co.	EUR/NOK	06/16/10	395,758	395,882	(124)
Royal Bank of Canada	CAD/EUR	06/16/10	397,083	398,460	(1,377)
	EUR/GBP	06/16/10	395,758	397,589	(1,831)
Royal Bank of Scotland PLC	EUR/GBP	06/16/10	800,971	807,362	(6,391)
State Street Bank (London)	SEK/EUR	06/16/10	836,483	842,021	(5,538)
UBS AG (London)	SEK/NOK	06/16/10	397,473	404,674	(7,201)

TOTAL					$(68,650)

FORWARD SALES CONTRACTS — At March 31, 2010, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

GNMA (Proceeds Receivable $1,070,820)	6.000%	TBA-30yr(f)	04/20/10	$(1,000,000)	$(1,068,125)

FUTURES CONTRACTS — At March 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(3)	September 2010	$(745,988)	$(6,672)
U.K. Life Long Gilt	29	June 2010	5,049,857	31,548
5 Year German Euro-Bobl	33	June 2010	5,218,427	16,173
10 Year German Euro-Bund	34	June 2010	5,664,493	31,176
2 Year U.S. Treasury Notes	98	June 2010	21,261,406	(27,084)
5 Year U.S. Treasury Notes	301	June 2010	34,567,969	(167,423)
10 Year U.S. Treasury Notes	114	June 2010	13,252,500	(49,709)
30 Year U.S. Treasury Bonds	59	June 2010	6,851,375	(33,282)

TOTAL				$(205,273)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
							Upfront
	Notional			Payments	Payments		Payments
	Amount		Termination	received by	made by	Market	made (received)	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Banc of America Securities LLC	CAD 6,730	(a)	07/20/12	3 month CDOR	1.958%	$40,047	$—	$40,047
	$7,600	(a)	06/16/17	3 month LIBOR	3.250	96,803	194,330	(97,527)
	CAD 1,580	(a)	07/20/20	3.920%	3 month CDOR	6,139	—	6,139
Barclays Bank PLC	GBP 6,150	(a)	08/09/15	6 month BP	3.460	(157,280)	—	(157,280)
	5,910	(a)	08/16/15	6 month BP	3.410	(124,126)	—	(124,126)
	10,320	(a)	08/09/20	4.147	6 month BP	254,599	—	254,599
	9,910	(a)	08/16/20	4.156	6 month BP	245,000	—	245,000
	5,160	(a)	08/09/25	6 month BP	4.380	(110,047)	—	(110,047)
	4,960	(a)	08/16/25	6 month BP	4.420	(134,360)	—	(134,360)
Citibank NA	$11,600	(a)	06/16/17	3 month LIBOR	3.250	147,752	140,549	7,203
Credit Suisse First Boston Corp	4,900	(a)	06/16/17	3.250	3 month LIBOR	(62,413)	(48,706)	(13,707)
	9,400	(a)	06/16/17	3.250	3 month LIBOR	(119,730)	(68,150)	(51,580)
	1,520	(a)	06/16/40	3 month LIBOR	4.250	78,366	(9,014)	87,380
Deutsche Bank Securities, Inc.	KRW 471,000		01/28/11	2.820	3 month KWCDC	(756)	—	(756)
	260,000		06/12/11	3.870	3 month KWCDC	1,570	—	1,570
	1,200,000		06/26/11	3.693	3 month KWCDC	4,260	—	4,260
	496,931		07/06/11	3.620	3 month KWCDC	1,988	—	1,988
	830,250		07/07/11	3.626	3 month KWCDC	3,350	—	3,350
	$13,200	(a)	06/16/17	3 month LIBOR	3.250	168,132	151,418	16,714
	EUR 1,640	(a)	06/16/20	3.750	6 month EURO	76,380	35,339	41,041
	1,300	(a)	06/16/40	4.000	6 month EURO	91,193	44,512	46,681
JPMorgan Securities, Inc.	KRW 458,000		01/28/11	2.830	3 month KWCDC	(696)	—	(696)
	360,000		06/15/11	3.900	3 month KWCDC	2,179	—	2,179
	1,250,000		06/22/11	3.720	3 month KWCDC	5,013	—	5,013
	394,879		07/08/11	3.660	3 month KWCDC	1,748	—	1,748
	CAD 2,720	(a)	08/03/12	3 month CDOR	1.940	19,789	—	19,789
	640	(a)	08/03/20	3.926	3 month CDOR	1,788	—	1,788
Royal Bank of Canada	3,150	(a)	07/26/12	3 month CDOR	1.909	22,994	—	22,994
	3,210	(a)	07/29/12	3 month CDOR	2.014	17,805	—	17,805
	3,370	(a)	08/03/12	3 month CDOR	1.940	24,518	—	24,518
	740	(a)	07/26/20	3.840	3 month CDOR	(2,529)	—	(2,529)
	750	(a)	07/29/20	3.875	3 month CDOR	(624)	—	(624)
	790	(a)	08/03/20	3.871	3 month CDOR	(1,364)	—	(1,364)

TOTAL						$597,488	$440,278	$157,210

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

			Rates		Credit		Upfront
		Notional	received		Spread at		Payments
	Referenced	Amount	(paid) by	Termination	March 31, 2010	Market	made (received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(basis points)(b)	Value	by the Fund	Gain (Loss)

Protection Sold:
Credit Suisse First Boston Corp.	ABX-HE-AAA 07-1 Index	$450	0.090%	08/25/37	3034	$(283,459)	$(97,633)	$(185,826)
		450	0.090	08/25/37	3034	(283,460)	(97,632)	(185,828)
	ABX-HE-AAA 07-2 Index	250	0.760	01/25/38	2895	(157,556)	(71,863)	(85,693)
		350	0.760	01/25/38	2895	(220,586)	(71,121)	(149,465)

TOTAL						$(945,061)	$(338,249)	$(606,812)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments
March 31, 2010

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Sovereign Debt Obligations – 38.3%

Australian Dollar – 0.1%
Australia Government Bond
AUD	1,100,000	6.000%	02/15/17	$1,029,533

British Pound – 4.0%
United Kingdom Treasury
GBP	7,000,000	4.500	03/07/13	11,453,597
	630,000	2.250	03/07/14	954,715
	240,000	2.750	01/22/15	364,888
	870,000	4.500	03/07/19	1,386,103
	7,110,000	4.000	03/07/22	10,575,788
	1,150,000	4.750	12/07/30	1,807,163
	3,390,000	4.500	09/07/34	5,134,547
	3,300,000	4.500	12/07/42	5,029,030

				36,705,831

Canadian Dollar – 1.1%
Government of Canada
CAD	2,340,000	3.500	06/01/13	2,382,093
	1,760,000	4.500	06/01/15	1,865,255
	4,950,000	5.750	06/01/29	5,938,489

				10,185,837

Danish Krone – 0.3%
Kingdom of Denmark
DKK	16,000,000	4.000	11/15/15	3,109,274

Euro – 15.8%
Federal Republic of Germany
EUR	1,500,000	5.000	07/04/12	2,201,364
	2,300,000	4.250	07/04/14	3,398,569
	1,882,000	2.500	10/10/14	2,596,499
	2,420,000	3.750	01/04/15	3,510,220
	1,710,000	3.250	07/04/15	2,423,545
	9,200,000	4.000	07/04/16	13,499,217
	651,000	3.750	01/04/17	940,392
	900,000	4.250	07/04/18	1,334,227
	700,000	3.750	01/04/19	999,649
	1,030,000	3.500	07/04/19	1,441,183
	6,013,000	3.250	01/04/20	8,224,847
	1,550,000	5.625	01/04/28	2,595,615
	600,000	5.500	01/04/31	1,002,234
	50,000	4.000	01/04/37	69,065
	4,690,000	4.750	07/04/40	7,367,969
French Treasury Note
	400,000	4.500	07/12/13	589,628
	650,000	2.500	01/12/14	898,967
Government of Finland
	7,990,000	3.125	09/15/14	11,278,403
	390,000	4.375	07/04/19	573,867
Government of France
	12,000,000	5.000	10/25/11	17,257,585
	5,500,000	3.750	04/25/21	7,584,058
	3,800,000	5.500	04/25/29	6,189,504
Government of Ireland
	1,030,000	5.900	10/18/19	1,549,555
	560,000	4.500	04/18/20	757,400

Kingdom of Belgium
EUR	3,900,000	5.000	09/28/12	$5,743,617
	2,650,000	2.750	03/28/16	3,595,990
	1,250,000	3.750	09/28/20	1,718,466
Kingdom of The Netherlands
	9,800,000	4.250	07/15/13	14,369,938
Republic of Austria(a)
	3,150,000	4.350	03/15/19	4,595,551
Republic of Italy
	3,480,000	4.500	02/01/18	5,065,615
	30,000	4.250	09/01/19	42,236
	7,120,000	6.000	05/01/31	11,334,450

				144,749,425

Japanese Yen – 13.6%
Government of Japan
JPY	3,000,000,000	1.500	06/20/12	33,008,054
	1,800,000,000	0.800	03/20/13	19,549,109
	800,000,000	1.100	09/20/13	8,777,127
	1,216,000,000	1.500	09/20/18	13,359,768
	400,000,000	1.900	06/20/25	4,277,600
	875,000,000	2.000	12/20/25	9,401,191
	430,000,000	2.100	12/20/26	4,649,850
	350,000,000	2.100	12/20/27	3,764,348
	285,000,000	2.500	09/20/34	3,180,206
	250,000,000	2.500	03/20/38	2,787,932
	100,000,000	2.200	09/20/39	1,047,082
Government of Japan CPI Linked Bond
	84,575,000	0.800	12/10/15	875,875
	438,680,000	1.000	06/10/16	4,547,275
	1,501,416,000	1.200	03/10/17	15,717,572

				124,942,989

Polish Zloty – 0.3%
Government of Poland
PLN	8,000,000	4.750	04/25/12	2,812,818

Swedish Krona – 0.5%
Kingdom of Sweden
SEK	11,000,000	6.750	05/05/14	1,793,826
	20,000,000	4.500	08/12/15	3,045,786

				4,839,612

United States Dollar – 2.6%
Federal Republic of Brazil
	$1,250,000	5.625	01/07/41	1,176,875
Kingdom of Denmark
	7,175,000	1.875	03/16/12	7,245,745
Ontario Province of Canada
	4,125,000	4.100	06/16/14	4,406,697
Quebec Province of Canada
	3,350,000	5.125	11/14/16	3,684,578
Russian Federation
	2,640,400	7.500	03/31/30	3,039,761
State of Qatar
	1,569,000	5.150	04/09/14	1,678,830

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Sovereign Debt Obligations – (continued)
United States Dollar – (continued)

United Mexican States
	$1,270,000	6.050%	01/11/40	$1,266,825

				22,499,311

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $330,283,752)				$350,874,630

Corporate Obligations – 24.6%

Banks – 8.1%
Abbey National Treasury Services PLC
EUR	750,000	2.500%	03/18/13	$1,015,827
American Express Credit Corp.
GBP	850,000	5.375	10/01/14	1,347,784
Australia & New Zealand Banking Group Ltd.
EUR	350,000	5.250	05/20/13	512,495
	1,050,000	5.125	09/10/19	1,495,704
Banco Popolare Societa Cooperativa
	1,600,000	3.625	03/31/17	2,164,079
Bank of America Corp.
	$400,000	7.375	05/15/14	449,456
Bank of Scotland PLC(a)
	3,290,000	5.250	02/21/17	3,352,771
Citigroup, Inc.
	2,300,000	5.125	05/05/14	2,365,135
	1,050,000	6.010	01/15/15	1,103,096
Credit Suisse/London
EUR	2,200,000	6.125	05/16/14	3,331,135
DnB NOR Boligkreditt
	2,200,000	3.375	01/20/17	2,992,059
HSBC Covered Bonds France
	1,800,000	3.375	01/20/17	2,458,911
HSBC Holdings PLC
	$3,900,000	6.800	06/01/38	4,182,079
ING Bank NV(b)
EUR	1,050,000	6.125	05/29/23	1,524,689
Intesa Sanpaolo SPA
	2,000,000	5.000	04/28/11	2,801,807
	2,350,000	6.625	05/08/18	3,406,730
Lloyds TSB Bank PLC(a)
	$3,250,000	4.375	01/12/15	3,203,791
Nordea Hypotek AB
EUR	2,100,000	3.500	01/18/17	2,887,857
Resona Bank Ltd.(b)
	650,000	4.125	09/27/49	847,493
Resona Bank Ltd. MTN(b)
	1,180,000	3.750	04/15/15	1,592,969
Resona Preferred Global Securities Ltd.(a)(b)
	$1,200,000	7.191	07/30/49	1,116,000
Royal Bank of Scotland Group PLC
	900,000	0.452 (b)	08/29/17	730,747
EUR	2,350,000	6.934	04/09/18	3,264,750
St. George Bank Ltd.
	850,000	6.500	06/24/13	1,287,528
Swedish Covered Bond Corp.
	2,000,000	3.000	02/03/15	2,732,641

UBS AG London
GBP	3,450,000	6.625	04/11/18	5,733,674
EUR	1,600,000	3.875	12/02/19	2,178,046
UniCredit SPA
	2,019,000	5.750	09/26/17	2,923,695
US Bank NA(b)
	2,450,000	4.375	02/28/17	3,318,079
Wachovia Bank NA
	1,750,000	6.000	05/23/13	2,593,021
Wells Fargo Capital XIII(b)
	$1,750,000	7.700	03/26/49	1,802,500
WM Covered Bond Program
EUR	700,000	4.375	05/19/14	983,672
	2,050,000	4.000	09/27/16	2,762,260

				74,462,480

Brokerage – 1.7%
Bear Stearns & Co., Inc.
	$2,410,000	5.850	07/19/10	2,444,781
	200,000	7.250	02/01/18	230,694
Merrill Lynch & Co., Inc.
	3,050,000	6.400	08/28/17	3,208,409
Morgan Stanley
EUR	6,850,000	5.500	10/02/17	9,609,580

				15,493,464

Communications – 2.8%
AT&T, Inc.
	$3,300,000	5.600	05/15/18	3,490,347
	2,050,000	6.300	01/15/38	2,080,305
Bell Atlantic New Jersey, Inc.
	65,000	8.000	06/01/22	73,785
Comcast Cable Communications Holdings, Inc.
	170,000	9.455	11/15/22	227,149
Comcast Corp.
	2,200,000	5.700	05/15/18	2,332,638
Qwest Corp.
	450,000	8.375	05/01/16	506,250
Reed Elsevier Capital, Inc.
	2,250,000	7.750	01/15/14	2,589,356
Telecom Italia Finance SA
EUR	1,049,000	7.750	01/24/33	1,674,837
Telefonica Emisiones SAU
	$1,950,000	7.045	06/20/36	2,170,892
Time Warner Cable, Inc.
	2,600,000	6.550	05/01/37	2,660,855
Verizon Wireless Capital LLC
EUR	2,850,000	8.750	12/18/15	4,911,041
WPP PLC
	2,100,000	4.375	12/05/13	2,929,834

				25,647,289

Consumer Noncyclical – 2.7%
Altria Group, Inc.
	$3,300,000	9.700	11/10/18	4,052,376

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)

Anheuser-Busch InBev NV
EUR	1,200,000	8.625%	01/30/17	$2,070,581
BAT International Finance PLC
	278,000	5.875	03/12/15	421,451
	$1,858,000	9.500 (a)	11/15/18	2,406,158
Boston Scientific Corp.
	1,573,000	4.500	01/15/15	1,505,959
Casino Guichard-Perrachon SA
EUR	1,450,000	6.375	04/04/13	2,158,131
	500,000	4.875	04/10/14	716,680
Imperial Tobacco Finance PLC
	1,650,000	7.250	09/15/14	2,585,658
	$150,000	8.375	02/17/16	249,806
Kraft Foods, Inc.
	2,200,000	6.500	02/09/40	2,266,195
Merck Financial Services GmbH
EUR	700,000	4.500	03/24/20	962,184
Pfizer, Inc.
	$850,000	7.200	03/15/39	1,036,649
Tesco PLC
EUR	2,650,000	5.875	09/12/16	4,065,609

				24,497,437

Electric(a) – 0.4%
Enel Finance International SA
	$1,200,000	6.250	09/15/17	1,303,622
	2,600,000	5.125	10/07/19	2,569,611

				3,873,233

Energy – 0.9%
Canadian Natural Resources Ltd.
	1,100,000	6.750	02/01/39	1,209,604
Dolphin Energy Ltd.(a)
	1,395,900	5.888	06/15/19	1,439,871
Transocean, Inc.
	1,716,000	6.800	03/15/38	1,921,843
XTO Energy, Inc.
	3,050,000	5.500	06/15/18	3,303,814

				7,875,132

Financial Companies – 2.6%
American Express Centurion
	3,250,000	5.200	11/26/10	3,338,800
Capital One Financial Corp.
	4,540,000	5.700	09/15/11	4,778,012
GE Capital Euro Funding
EUR	1,100,000	5.250	05/18/15	1,604,705
Nationwide Building Society
	2,550,000	4.625	09/13/12	3,618,653
	4,700,000	3.875	12/05/13	6,560,419
Pemex Project Funding Master Trust
	$1,450,000	5.750	03/01/18	1,487,700
SLM Corp.
	470,000	4.500	07/26/10	472,346
	50,000	5.450	04/25/11	50,632

	1,831,000	5.000	04/15/15	1,667,200

				23,578,467

Food & Beverage – 0.0%
Anheuser-Busch InBev Worldwide, Inc.
	150,000	4.125	01/15/15	154,335

Insurance – 2.2%
AON Financial Services Luxembourg SA
EUR	1,650,000	6.250	07/01/14	2,450,212
Aviva PLC(b)
	2,250,000	6.875	05/22/38	3,087,180
AXA SA(b)
	880,000	5.777	07/06/49	1,112,480
	2,500,000	6.211	10/05/49	3,165,587
Cloverie PLC for Zurich Insurance Co.(b)
	850,000	7.500	07/24/39	1,310,078
Endurance Specialty Holdings Ltd.
	$20,000	7.000	07/15/34	18,944
Old Mutual PLC(b)
EUR	250,000	4.500	01/18/17	312,264
SL Finance PLC(b)
	1,450,000	6.375	07/12/22	1,982,213
GBP	1,500,000	6.546	01/06/49	1,900,668
EUR	650,000	5.314	01/06/49	746,234
Swiss Re Capital I LP(a)(b)
	$1,400,000	6.854	05/25/49	1,277,451
ZFS Finance USA Trust I(a)(b)
	950,000	6.150	12/15/65	931,000
ZFS Finance USA Trust II(a)(b)
	514,000	6.450	12/15/65	490,870
ZFS Finance USA Trust IV(a)(b)
	1,050,000	5.875	05/09/32	986,244

				19,771,425

Metals & Mining – 1.0%
Anglo American Capital PLC(a)
	3,400,000	9.375	04/08/14	4,084,151
ArcelorMittal
	2,050,000	9.850	06/01/19	2,605,773
Glencore Finance Europe SA
EUR	1,000,000	7.125	04/23/15	1,503,368
	1,000,000	5.250	03/22/17	1,347,224

				9,540,516

Natural Gas – 1.8%
Centrica PLC
	3,950,000	7.125	12/09/13	6,152,995
DCP Midstream LLC(a)
	$1,820,000	5.350	03/15/20	1,823,691
Energy Transfer Partners LP
	1,050,000	8.500	04/15/14	1,220,886
	1,150,000	9.000	04/15/19	1,407,057
Enterprise Products Partners LP
	2,300,000	6.500	01/31/19	2,536,911

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Natural Gas – (continued)

The Williams Cos., Inc.
	$2,950,000	8.750%	03/15/32	$3,575,099

				16,716,639

Real Estate Investment Trust – 0.2%
Simon Property Group LP
	2,200,000	5.650	02/01/20	2,145,513

Transportation – 0.2%
Atlantia SpA
EUR	500,000	5.625	05/06/16	748,974
Autoroutes du Sud de la France
	900,000	7.375	03/20/19	1,518,461

				2,267,435

TOTAL CORPORATE OBLIGATIONS
(Cost $218,734,572)				$226,023,365

Foreign Debt Obligations – 0.9%

Sovereign – 0.9%
Bank Nederlandse Gemeenten
EUR	3,525,000	4.125%	06/28/16	$5,106,757
German Postal Pensions Securitisation 2 PLC
	$1,050,000	4.250	01/18/17	1,508,890
Landeskreditbank Baden-Wuerttemberg Foerderbank
	1,500,000	2.000	10/01/12	1,510,881

				8,126,528

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $8,050,555)				$8,126,528

Asset-Backed Securities – 0.4%

Home Equity – 0.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
	$2,057,926	1.246%	10/25/37	$1,888,642
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
	1,600,000	1.479	10/25/37	691,025
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
	2,900,000	1.679	10/25/37	1,146,422
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	181,792	7.000	09/25/37	107,229
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	211,719	7.000	09/25/37	100,723

				3,934,041

TOTAL ASSET-BACKED SECURITIES
(Cost $6,952,174)				$3,934,041

Mortgage-Backed Obligations – 16.0%

Collateralized Mortgage Obligations(b) – 1.8%
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1
	$472,205	3.563%	04/20/35	$426,758

FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
	961,138	0.798	02/25/48	963,998
FNMA REMIC Series 2008-56, Class FD
	7,859,551	1.186	07/25/48	7,835,256
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
	794,802	4.005	06/25/34	725,261
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	1,931,916	5.854	08/19/36	1,265,972
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	391,878	4.766	08/25/35	304,504
Luminent Mortgage Trust Series 2006-5, Class A1A
	1,707,374	0.436	07/25/36	847,536
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	1,876,884	1.463	01/25/46	1,049,702
Sequoia Mortgage Trust Series 2004-10, Class A3A
	378,555	0.921	11/20/34	316,543
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
	908,917	2.915	05/25/34	835,923
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
	178,053	2.582	09/25/34	155,773
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
	921,596	2.950	11/25/34	779,154
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A
	2,002,062	1.163	02/25/47	1,017,990

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$16,524,370

Commercial Mortgage-Backed Securities – 0.2%
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class A4
	$1,220,000	5.424%	02/15/40	$1,175,543

Federal Agencies – 13.7%
Adjustable Rate FHLMC(b) – 1.0%
	$8,521,607	6.045%	09/01/37	$9,002,805

Adjustable Rate FNMA(b) – 2.2%
	7,176,054	5.782	09/01/37	7,543,769
	6,599,191	6.343	09/01/37	6,917,021
	5,329,482	5.895	10/01/37	5,617,599

				20,078,389

FHLMC – 2.2%
	3,130	5.000	09/01/16	3,313
	38,289	5.000	11/01/16	40,733
	8,883	5.000	12/01/16	9,454
	131,130	5.000	01/01/17	139,736
	223,021	5.000	02/01/17	237,845
	173,547	5.000	03/01/17	185,075
	308,488	5.000	04/01/17	329,637
	12,463	5.000	05/01/17	13,271

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$4,741	5.000%	06/01/17		$5,036
13,625	5.000	08/01/17		14,561
772,280	5.000	09/01/17		825,214
854,790	5.000	10/01/17		913,494
509,891	5.000	11/01/17		544,902
575,912	5.000	12/01/17		615,490
700,622	5.000	01/01/18		748,609
1,512,064	5.000	02/01/18		1,614,596
1,502,686	5.000	03/01/18		1,605,324
1,280,810	5.000	04/01/18		1,368,307
871,767	5.000	05/01/18		930,060
200,927	5.000	06/01/18		214,619
189,262	5.000	07/01/18		202,150
113,505	5.000	08/01/18		121,233
76,366	5.000	09/01/18		81,566
18,503	4.500	10/01/18		19,478
276,767	5.000	10/01/18		295,616
89,051	4.500	11/01/18		93,741
301,005	5.000	11/01/18		321,503
206,656	5.000	12/01/18		220,728
153,485	5.000	01/01/19		163,946
24,906	5.000	02/01/19		26,575
36,211	5.000	03/01/19		38,609
31,527	4.500	06/01/19		33,138
52,149	5.000	03/01/39		53,914
1,013,568	5.000	04/01/39		1,050,547
34,453	5.000	05/01/39		35,710
296,117	5.000	07/01/39		306,597
175,261	5.000	08/01/39		181,485
1,077,030	4.500	09/01/39		1,082,869
1,440,224	5.000	09/01/39		1,490,470
984,797	4.500	10/01/39		989,668
1,220,868	5.000	10/01/39		1,265,067
1,561,074	5.000	11/01/39		1,616,403
124,930	5.000	12/01/39		129,156
206,516	5.000	01/01/40		213,503

				20,392,948

FNMA – 7.6%
6,444	5.000	01/01/17		6,865
13,153	5.000	08/01/17		14,021
309,854	5.000	09/01/17		330,314
38,354	5.000	03/01/18		40,963
7,380	4.500	04/01/18		7,767
68,459	5.000	04/01/18		73,116
9,283	4.500	05/01/18		9,771
174,895	5.000	05/01/18		186,786
86,787	5.000	06/01/18		92,690
107,842	5.000	07/01/18		115,179
176,236	5.000	10/01/18		188,226
75,986	5.000	11/01/18		81,136
304,108	5.000	12/01/18		324,581
57,632	5.000	02/01/19		61,485
11,036	5.000	03/01/19		11,774
118,452	5.000	04/01/19		126,496
274,951	5.000	07/01/19		293,330

157,121	5.000	08/01/19		167,624
112,361	5.000	09/01/19		119,871
19,831	4.500	10/01/19		20,873
935,621	5.000	10/01/19		999,276
20,254	5.000	11/01/19		21,608
110,142	5.000	12/01/19		117,520
186,255	5.000	01/01/20		198,862
73,561	5.000	03/01/20		78,337
78,293	5.000	05/01/20		83,375
2,300,684	5.000	05/01/21		2,454,472
30,651	5.000	08/01/33		31,848
15,739	5.500	02/01/34		16,661
16,681	5.500	05/01/34		17,648
11,807	5.500	10/01/34		12,481
92,273	5.500	12/01/34		97,536
28,278	5.500	04/01/35		29,926
22,648	5.500	07/01/35		23,968
26,629,119	6.000	10/01/37		28,309,585
47,151	6.000	07/01/38		50,104
466,673	5.000	02/01/39		482,925
546,117	5.000	03/01/39		565,082
29,206	5.000	04/01/39		30,220
33,172	4.500	05/01/39		33,311
173,536	5.000	05/01/39		179,608
140,488	4.500	06/01/39		141,155
61,608	5.000	06/01/39		63,792
90,694	4.500	07/01/39		91,173
204,871	5.000	07/01/39		212,153
130,040	4.500	08/01/39		130,620
470,202	5.000	08/01/39		485,823
908,929	5.000	09/01/39		939,572
391,147	4.500	10/01/39		392,889
295,113	5.000	10/01/39		304,820
198,279	4.500	11/01/39		199,324
767,493	5.000	11/01/39		794,783
212,060	5.000	12/01/39		219,036
1,079,324	5.000	01/01/40		1,117,124
32,813	5.000	02/01/40		33,892
4,000,000	4.500	TBA-30yr	(c)	4,046,876
3,000,000	5.000	TBA-30yr	(c)	3,082,500
5,000,000	5.500	TBA-30yr	(c)	5,264,843
2,000,000	6.000	TBA-30yr	(c)	2,133,750
13,000,000	6.500	TBA-30yr	(c)	14,048,125

				69,809,471

GNMA – 0.7%
80,439	5.000	05/15/39		83,858
301,960	5.000	06/15/39		314,914
4,524,707	5.000	09/15/39		4,717,747
1,183,841	5.000	10/15/39		1,234,895
99,233	4.500	10/15/39		100,660

				6,452,074

TOTAL FEDERAL AGENCIES				$125,735,687

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Home Equity(b) – 0.3%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
	$19,770	0.616%	10/25/34	$18,018
Countrywide Alternative Loan Trust Series 2005-38, Class A1
	301,803	1.963	09/25/35	179,363
Countrywide Alternative Loan Trust Series 2005-82, Class A1
	3,838,731	0.516	02/25/36	2,051,228
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	1,352,072	0.450	03/20/46	693,090

				2,941,699

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $148,635,670)				$146,377,299

Agency Debentures – 0.6%

FFCB
	$2,200,000	4.250%	04/16/18	$2,288,106
FHLB
	1,900,000	4.500	09/13/19	1,953,825
	1,300,000	5.625	03/14/36	1,361,135

TOTAL AGENCY DEBENTURES
(Cost $5,478,528)				$5,603,066

Government Guarantee Obligations – 5.9%

Achmea Hypotheekbank NV(a)(d)
	$4,800,000	3.200%	11/03/14	$4,830,596
Caisse d’Amortissement de la Dette Sociale(e)
EUR	4,350,000	2.625	04/25/12	6,047,148
ING Bank NV(e)
	2,600,000	3.375	03/03/14	3,647,706
Kreditanstalt fuer Wiederaufbau(d)
	$1,400,000	2.625	03/03/15	1,387,548
Kreditanstalt fuer Wiederaufbau MTN(e)
EUR	5,350,000	4.375	07/04/18	7,852,899
LeasePlan Corp. NV(e)
	2,750,000	3.250	05/22/14	3,834,557
NIBC Bank NV(a)(d)
	$7,400,000	2.800	12/02/14	7,328,368
Oesterreichische Kontrollbank AG(e)
EUR	2,900,000	3.500	04/28/14	4,081,482
Swedbank AB(e)
	2,550,000	3.375	05/27/14	3,576,518
United States Central Federal Credit Union(e)
	$1,900,000	1.900	10/19/12	1,916,465
Western Corporate Federal Credit Union(e)
	2,150,000	1.750	11/02/12	2,157,848
Westpac Securities NZ Ltd.(a)(d)
	6,975,000	2.500	05/25/12	7,058,216

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $53,632,033)				$53,719,351

U.S. Treasury Obligations – 9.3%

Sovereign – 9.3%
United States Treasury Bonds
	$1,500,000	7.500%	11/15/24	$2,014,380
	370,000	6.125	11/15/27	443,190
	3,790,000	5.500	08/15/28	4,245,391
	1,400,000	4.500	08/15/39	1,351,875
United States Treasury Inflation Protected Securities
	5,603,983	0.875	04/15/10	5,605,294
	3,994,109	1.625	01/15/15	4,172,598
	1,032,492	2.125	02/15/40	1,023,539
United States Treasury Notes
	1,000,000	0.750	11/30/11	998,633
	15,300,000	1.000	03/31/12	15,292,809
	2,000,000	1.375	01/15/13	1,993,594
	15,200,000	1.375	03/15/13	15,110,928
	8,000,000	1.750	01/31/14	7,909,376
	300,000	2.375	10/31/14	299,553
	10,600,000	2.500	03/31/15	10,569,790
	1,200,000	2.375	03/31/16	1,160,626
	100,000	3.250	05/31/16	101,258
	7,500,000	3.250	12/31/16	7,509,960
	1,600,000	3.125	01/31/17	1,588,752
	300,000	2.750	02/15/19	278,461
	2,900,000	3.375	11/15/19	2,797,775
United States Treasury Principal-Only STRIPS(f)
	710,000	0.000	05/15/20	465,100
	550,000	0.000	11/15/26	249,598

				85,182,480

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $85,105,437)				$85,182,480

	Exercise	Expiration
Contracts	Price	Date	Value

Options Purchased – 0.0%

Cross Currency Options
Call CAD 9,640,836
Put AUD 10,502,000	0.918	04/14/10	$27,177
Call GBP 4,604,160
Put EUR 5,232,000	0.880	04/15/10	22,104
Call NOK 43,035,300
Put EUR 5,346,000	8.050	04/01/10	22,788
Call NOK 42,699,500
Put EUR 5,405,000	7.900	04/28/10	10,542
Call NZD 6,633,750
Put AUD 5,307,000	1.250	09/07/10	46,961
Call TRY 5,422,000
Put EUR 2,711,000	2.000	05/24/10	9,747
Call TRY 7,192,290
Put EUR 3,543,000	2.030	05/07/10	21,132
Put CHF 7,663,125
Call EUR 5,025,000	1.525	01/07/11	9,753
Currency Options
Put KRW 7,938,700,000
Call USD 7,217,000	1,100.000	04/20/10	4,056

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

	Exercise	Expiration
Contracts	Price	Date	Value

Options Purchased – (continued)

Currency Options – (continued)
Call MXN 173,724,000
Put USD 14,477,000	12.000	06/10/10	$59,457
Call USD 3,194,560
Put EUR 2,384,000	1.340	04/20/10	20,247
Call USD 4,628,480
Put EUR 3,616,000	1.280	04/27/10	4,230
Call USD 6,983,830
Put EUR 5,251,000	1.330	04/06/10	5,482
Call USD 7,095,525
Put EUR 5,315,000	1.335	04/07/10	9,978
Put CHF 5,177,200
Call USD 4,816,000	1.075	04/01/10	5
Put CHF 7,960,700
Call USD 7,237,000	1.100	04/22/10	4,986

TOTAL OPTIONS PURCHASED
(Cost $337,513)			$278,645

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligations – 4.1%

Commercial Paper – 4.1%
JPMorgan Corp.
$24,581,265	0.080%	04/01/10	$24,581,265
Rabobank
13,461,198	0.160	04/01/10	13,461,198

TOTAL SHORT-TERM OBLIGATIONS
(Cost $38,042,463)			$38,042,463

TOTAL INVESTMENTS – 100.1%
(Cost $895,252,697)			$918,161,868

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(959,495)

NET ASSETS – 100.0%			$917,202,373

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $53,488,049, which represents approximately 5.8% of net assets as of March 31, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $28,576,094, which represents approximately 3.1% of net assets as of March 31, 2010.

(d)	Guaranteed by a foreign government. Total market value of these securities amounts to $20,604,728, which represents approximately 2.3% of net assets as of March 31, 2010.

(e)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $33,114,623, which represents approximately 3.6% of net assets as of March 31, 2010.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
CHFOR	—	Swiss Franc Offered Rate
CPI	—	Consumer Price Index
EURO	—	Euro Offered Rate
FDIC	—	Federal Deposit Insurance Corporation
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
JYOR	—	Japanese Yen Offered Rate
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Gain

Bank of America Securities LLC	CNY	Sale	04/06/10	$2,741,856	$2,735,236	$6,620
	EUR	Purchase	06/16/10	908,587	909,028	441
	IDR	Purchase	04/22/10	793,000	793,648	648
		Purchase	05/10/10	711,000	727,893	16,893
	ILS	Purchase	06/16/10	1,222,000	1,238,597	16,597
	INR	Purchase	04/26/10	3,396,798	3,489,218	92,420
		Purchase	05/04/10	600,198	621,999	21,801
		Sale	05/06/10	1,167,000	1,165,484	1,516
	KRW	Purchase	04/26/10	1,222,000	1,226,726	4,726
	NZD	Purchase	06/16/10	4,157,508	4,218,524	61,016
	RUB	Purchase	04/21/10	467,927	486,462	18,535
Barclays Bank PLC	AUD	Purchase	06/16/10	2,198,129	2,213,931	15,802
	EUR	Sale	04/30/10	152,523,283	152,327,104	196,179
		Sale	06/16/10	2,213,319	2,193,586	19,733
	IDR	Purchase	04/12/10	735,000	750,740	15,740
		Sale	04/12/10	1,198,000	1,194,755	3,245
		Purchase	04/22/10	793,000	793,735	735
		Purchase	06/07/10	825,000	837,680	12,680
	ILS	Purchase	06/16/10	7,409,160	7,584,210	175,050
	INR	Purchase	04/26/10	3,412,194	3,498,208	86,014
		Purchase	05/06/10	1,196,000	1,199,758	3,758
	KRW	Purchase	04/05/10	2,410,000	2,460,524	50,524
		Sale	04/06/10	2,864,535	2,862,713	1,822
		Purchase	04/09/10	916,073	918,052	1,979
		Purchase	04/12/10	1,373,000	1,407,580	34,580
		Purchase	04/22/10	2,673,304	2,683,600	10,296
	MXN	Purchase	06/16/10	1,202,000	1,218,941	16,941
	NOK	Purchase	06/16/10	1,182,000	1,188,501	6,501
	PHP	Purchase	04/05/10	1,793,000	1,838,484	45,484
	RUB	Purchase	04/20/10	303,376	315,635	12,259
		Purchase	04/21/10	1,891,612	1,914,301	22,689
	TRY	Purchase	06/16/10	976,000	992,234	16,234
BNP Paribas SA	AUD	Purchase	06/16/10	1,187,871	1,192,596	4,725
	EUR	Sale	06/16/10	3,609,515	3,552,369	57,146
		Purchase	06/16/10	4,980,470	5,009,785	29,315
	IDR	Purchase	04/22/10	793,000	793,735	735
		Purchase	06/07/10	825,000	837,680	12,680
	JPY	Sale	06/16/10	6,829,000	6,660,420	168,580
Citibank NA	ARS	Purchase	04/22/10	602,000	602,189	189
	GBP	Sale	06/16/10	1,199,852	1,193,713	6,139
	ILS	Purchase	06/16/10	8,532,649	8,690,852	158,203
	KRW	Purchase	04/06/10	4,119,916	4,152,971	33,055
		Purchase	04/22/10	1,539,000	1,547,915	8,915
	MXN	Purchase	06/16/10	6,280,400	6,473,709	193,309
	PHP	Purchase	07/07/10	1,799,287	1,819,893	20,606
	RUB	Purchase	04/20/10	2,416,000	2,442,744	26,744
		Purchase	04/20/10	2,415,000	2,455,015	40,015
Credit Suisse International (London)	AUD	Purchase	06/16/10	581,697	584,017	2,320
	CNY	Sale	06/10/10	3,526,031	3,512,296	13,735
	EUR	Purchase	04/22/10	1,193,812	1,207,598	13,786

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Gain

Credit Suisse International (London)	EUR	Purchase	06/16/10	$568,729	$575,403	$6,674
		Sale	06/16/10	2,403,599	2,374,549	29,050
	JPY	Sale	06/16/10	1,208,000	1,147,109	60,891
	KRW	Purchase	04/06/10	1,793,000	1,836,220	43,220
		Purchase	04/22/10	1,167,235	1,190,591	23,356
	MXN	Purchase	06/16/10	1,204,000	1,231,255	27,255
		Sale	06/16/10	1,196,000	1,190,742	5,258
	TRY	Purchase	06/16/10	984,000	1,002,163	18,163
	ZAR	Purchase	06/17/10	1,204,000	1,219,070	15,070
Deutsche Bank AG (London)	AUD	Purchase	06/16/10	864,034	870,568	6,534
	BRL	Purchase	04/05/10	1,250,000	1,269,000	19,000
		Purchase	04/26/10	1,203,000	1,219,871	16,871
	CAD	Purchase	06/16/10	1,665,000	1,684,403	19,403
	CLP	Sale	04/21/10	2,416,000	2,260,211	155,789
	CNY	Sale	06/10/10	7,193,251	7,151,645	41,606
	COP	Purchase	04/30/10	1,171,644	1,177,155	5,511
	EUR	Sale	04/30/10	922,880	922,300	580
		Purchase	06/16/10	6,091,596	6,096,432	4,836
		Sale	06/16/10	12,553,487	12,338,740	214,747
	GBP	Sale	04/14/10	48,468,020	47,620,455	847,565
	IDR	Purchase	04/12/10	317,911	321,582	3,671
		Purchase	05/10/10	1,618,000	1,649,073	31,073
		Purchase	06/07/10	2,438,677	2,443,616	4,939
	INR	Purchase	04/05/10	3,150,057	3,209,716	59,659
		Purchase	04/12/10	2,431,894	2,465,362	33,468
		Purchase	04/26/10	2,416,341	2,500,612	84,271
		Purchase	04/30/10	5,089,736	5,104,860	15,124
		Purchase	05/04/10	1,171,820	1,215,424	43,604
	JPY	Sale	06/16/10	16,540,235	16,373,690	166,545
	KRW	Sale	04/05/10	2,468,541	2,460,524	8,017
		Purchase	04/22/10	1,001,957	1,022,581	20,624
	MXN	Purchase	06/16/10	7,472,521	7,691,364	218,843
	MYR	Purchase	04/30/10	3,054,912	3,149,485	94,573
HSBC Bank PLC	CNY	Sale	06/10/10	3,675,006	3,648,574	26,432
	ILS	Purchase	06/16/10	6,143,254	6,272,531	129,277
	INR	Purchase	04/05/10	3,149,951	3,206,101	56,150
		Purchase	05/04/10	2,489,870	2,574,226	84,356
	PHP	Purchase	04/20/10	5,281,325	5,390,938	109,613
	SEK	Sale	04/27/10	5,267,129	5,216,834	50,295
	TRY	Purchase	06/16/10	2,404,000	2,424,313	20,313
JPMorgan Securities, Inc.	AUD	Purchase	06/16/10	581,601	584,016	2,415
	BRL	Purchase	04/01/10	1,205,000	1,211,288	6,288
	EUR	Sale	06/16/10	4,779,142	4,729,113	50,029
	IDR	Purchase	06/07/10	825,000	837,948	12,948
	ILS	Purchase	06/16/10	2,447,000	2,463,139	16,139
	JPY	Sale	06/16/10	1,182,000	1,167,303	14,697
	TRY	Purchase	06/16/10	3,677,000	3,727,422	50,422
Morgan Stanley Capital Services, Inc.	BRL	Sale	04/05/10	754,531	753,557	974
		Purchase	04/19/10	511,418	513,954	2,536
		Purchase	04/23/10	1,226,000	1,238,816	12,816
	CHF	Sale	06/16/10	1,403,000	1,401,353	1,647
	CNY	Sale	04/13/10	1,803,613	1,798,838	4,775

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Gain

Morgan Stanley Capital Services, Inc.	EUR	Sale	06/16/10	$5,838,213	$5,751,645	$86,568
	IDR	Purchase	04/12/10	2,719,000	2,786,940	67,940
		Purchase	05/10/10	3,453,388	3,558,712	105,324
	ILS	Purchase	06/16/10	1,102,505	1,115,780	13,275
	KRW	Purchase	04/09/10	289,364	290,296	932
		Purchase	04/22/10	1,271,634	1,299,099	27,465
		Purchase	07/08/10	699,754	701,666	1,912
	RUB	Purchase	04/26/10	1,230,517	1,236,234	5,717
		Sale	04/30/10	1,198,000	1,193,995	4,005
	TRY	Purchase	06/16/10	6,011,000	6,076,474	65,474
Royal Bank of Canada	BRL	Purchase	04/22/10	4,838,000	4,976,148	138,148
	CAD	Purchase	06/16/10	1,206,000	1,216,812	10,812
	MXN	Purchase	06/16/10	6,290,338	6,473,709	183,371
	TRY	Purchase	06/16/10	1,205,000	1,226,179	21,179
Royal Bank of Scotland	EUR	Sale	06/16/10	1,620,661	1,605,995	14,666
State Street Bank	AUD	Purchase	06/16/10	1,073,631	1,081,614	7,983
	CHF	Sale	06/16/10	1,403,000	1,398,557	4,443
	EUR	Sale	06/16/10	2,434,849	2,393,459	41,390
	GBP	Sale	04/06/10	9,261	9,251	10
	INR	Purchase	04/12/10	1,231,000	1,249,382	18,382
		Purchase	05/04/10	1,032,558	1,064,445	31,887
	JPY	Sale	06/16/10	2,874,000	2,769,785	104,215
	KRW	Purchase	04/02/10	1,981,413	1,999,204	17,791
		Purchase	04/06/10	4,123,368	4,167,017	43,649
		Sale	04/06/10	1,898,768	1,893,366	5,402
	ZAR	Purchase	06/17/10	2,404,000	2,454,548	50,548
		Sale	06/17/10	1,315,600	1,313,428	2,172
UBS AG (London)	IDR	Purchase	05/10/10	2,254,120	2,312,349	58,229
	KRW	Sale	04/06/10	2,859,672	2,854,063	5,609
	MYR	Purchase	04/30/10	2,999,347	3,091,190	91,843
	RUB	Purchase	04/21/10	1,284,302	1,303,624	19,322
Westpac Banking Corp.	DKK	Sale	04/20/10	2,982,129	2,965,347	16,782
	EUR	Sale	04/30/10	151,547,200	151,277,333	269,867
	JPY	Sale	04/23/10	129,952,147	125,826,932	4,125,215
	NZD	Purchase	06/16/10	6,563,777	6,647,668	83,891

TOTAL						$10,522,985

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Loss

Bank of America Securities LLC	BRL	Sale	04/30/10	$1,438,000	$1,460,984	$(22,984)
	CNY	Purchase	06/10/10	2,417,787	2,397,741	(20,046)
		Purchase	09/10/10	2,774,245	2,739,607	(34,638)
	CZK	Sale	06/16/10	3,991,166	4,032,211	(41,045)
	HUF	Sale	06/16/10	2,253,968	2,258,615	(4,647)
	JPY	Purchase	06/16/10	3,523,000	3,492,691	(30,309)
	MXN	Sale	06/16/10	1,198,000	1,205,419	(7,419)
Barclays Bank PLC	CAD	Sale	06/16/10	1,280,832	1,284,522	(3,690)
	CHF	Sale	06/16/10	1,206,000	1,223,687	(17,687)
	EUR	Purchase	06/16/10	4,210,763	4,175,348	(35,415)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Loss

Barclays Bank PLC	KRW	Purchase	07/08/10	$2,856,579	$2,852,689	$(3,890)
	NOK	Purchase	06/16/10	1,202,000	1,175,596	(26,404)
		Sale	06/16/10	1,206,000	1,227,371	(21,371)
	NZD	Sale	06/16/10	828,774	834,657	(5,883)
	RUB	Sale	04/21/10	2,396,000	2,405,660	(9,660)
	SGD	Sale	06/16/10	2,935,010	2,939,511	(4,501)
	TRY	Sale	06/16/10	1,198,000	1,209,200	(11,200)
	TWD	Purchase	04/15/10	1,708,000	1,705,414	(2,586)
BNP Paribas SA	ARS	Purchase	04/23/10	1,233,000	1,232,517	(483)
	AUD	Purchase	06/16/10	950,549	947,891	(2,658)
		Sale	06/16/10	7,064,395	7,173,769	(109,374)
	CAD	Sale	04/26/10	10,256,883	10,402,116	(145,233)
	EUR	Purchase	06/16/10	4,812,739	4,799,075	(13,664)
	JPY	Purchase	06/16/10	1,204,000	1,167,951	(36,049)
	KRW	Sale	04/02/10	1,254,000	1,294,960	(40,960)
	MXN	Sale	06/16/10	1,226,000	1,242,935	(16,935)
	TWD	Purchase	04/19/10	1,709,000	1,704,236	(4,764)
Citibank NA	BRL	Purchase	04/19/10	1,803,000	1,790,095	(12,905)
	CLP	Purchase	04/21/10	1,064,082	1,063,001	(1,081)
	JPY	Purchase	06/16/10	1,689,000	1,643,319	(45,681)
	PHP	Sale	04/05/10	1,814,209	1,838,484	(24,275)
	RUB	Sale	04/20/10	2,658,609	2,758,379	(99,770)
Credit Suisse International (London)	AUD	Sale	06/16/10	5,878,569	5,985,986	(107,417)
	BRL	Sale	04/19/10	2,494,375	2,506,463	(12,088)
	CHF	Sale	06/16/10	1,206,000	1,224,740	(18,740)
	CNY	Purchase	06/10/10	2,987,870	2,941,426	(46,444)
		Purchase	09/14/10	3,551,368	3,517,411	(33,957)
	EUR	Purchase	06/16/10	1,632,178	1,600,592	(31,586)
		Sale	06/16/10	2,400,869	2,408,317	(7,448)
	JPY	Purchase	06/16/10	3,537,000	3,454,619	(82,381)
	KRW	Sale	04/06/10	2,455,000	2,546,066	(91,066)
	TRY	Sale	06/16/10	610,000	621,892	(11,892)
	ZAR	Sale	06/17/10	1,205,000	1,260,906	(55,906)
Deutsche Bank AG (London)	ARS	Purchase	04/22/10	412,000	411,598	(402)
	AUD	Sale	06/16/10	3,975,326	4,020,349	(45,023)
	BRL	Sale	04/01/10	1,254,000	1,303,549	(49,549)
	BRL	Purchase	04/19/10	1,226,000	1,219,924	(6,076)
	BRL	Sale	04/29/10	1,222,000	1,243,494	(21,494)
	CLP	Purchase	04/21/10	1,211,000	1,197,210	(13,790)
	CNY	Purchase	04/06/10	2,739,000	2,735,236	(3,764)
		Purchase	04/13/10	1,806,000	1,798,837	(7,163)
		Purchase	06/10/10	4,669,668	4,598,108	(71,560)
		Purchase	09/10/10	3,717,960	3,669,357	(48,603)
		Purchase	09/14/10	3,524,882	3,492,472	(32,410)
		Purchase	01/12/11	2,409,000	2,350,179	(58,821)
	EUR	Purchase	06/16/10	12,181,304	12,032,129	(149,175)
		Sale	06/16/10	11,488,547	11,527,638	(39,091)
	IDR	Purchase	04/22/10	1,201,000	1,197,512	(3,488)
		Sale	05/10/10	1,227,500	1,276,146	(48,646)
	INR	Sale	04/05/10	6,349,944	6,415,816	(65,872)
	JPY	Purchase	06/16/10	10,845,838	10,779,493	(66,345)
	KRW	Purchase	07/08/10	2,101,938	2,093,801	(8,137)
	MXN	Purchase	06/16/10	1,196,000	1,195,203	(797)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Loss

Deutsche Bank AG (London)	MYR	Sale	04/30/10	$1,717,290	$1,814,041	$(96,751)
	ZAR	Sale	06/17/10	4,761,280	4,915,194	(153,914)
HSBC Bank PLC	CNY	Purchase	06/10/10	4,437,062	4,375,243	(61,819)
		Purchase	09/10/10	3,698,478	3,653,657	(44,821)
	PLN	Sale	04/15/10	2,644,851	2,706,989	(62,138)
	ZAR	Sale	06/17/10	4,734,083	4,915,194	(181,111)
JPMorgan Securities, Inc.	AUD	Sale	06/16/10	1,190,168	1,205,331	(15,163)
	BRL	Sale	04/22/10	569,420	575,332	(5,912)
	ILS	Sale	06/16/10	698,274	705,775	(7,501)
	JPY	Purchase	06/16/10	1,122,000	1,113,722	(8,278)
	TRY	Sale	06/16/10	4,390,000	4,441,219	(51,219)
	ZAR	Sale	06/17/10	4,753,091	4,942,009	(188,918)
Morgan Stanley Capital Services, Inc.	AUD	Sale	06/16/10	5,878,606	5,976,625	(98,019)
	BRL	Sale	04/05/10	512,761	515,442	(2,681)
	BRL	Sale	04/26/10	1,233,000	1,244,774	(11,774)
	CAD	Sale	06/16/10	2,996,000	3,019,525	(23,525)
	CNY	Purchase	09/10/10	1,824,110	1,801,737	(22,373)
	EUR	Sale	06/16/10	1,206,112	1,222,393	(16,281)
	IDR	Sale	05/10/10	1,227,500	1,277,150	(49,650)
	ILS	Sale	06/16/10	1,203,000	1,219,859	(16,859)
	INR	Sale	04/30/10	1,222,000	1,233,097	(11,097)
	JPY	Purchase	06/16/10	1,182,000	1,155,084	(26,916)
	KRW	Sale	04/02/10	701,788	704,244	(2,456)
		Sale	04/09/10	1,205,000	1,208,348	(3,348)
		Sale	07/08/10	288,551	289,314	(763)
	MYR	Sale	04/30/10	736,000	777,504	(41,504)
	RUB	Sale	04/21/10	398,584	413,292	(14,708)
	TRY	Purchase	06/16/10	2,644,000	2,641,860	(2,140)
		Sale	06/16/10	4,569,713	4,670,189	(100,476)
Royal Bank of Canada	BRL	Sale	04/19/10	1,201,000	1,205,475	(4,475)
		Sale	04/22/10	2,407,000	2,503,830	(96,830)
	INR	Sale	04/26/10	1,206,000	1,226,216	(20,216)
	MXN	Sale	06/16/10	1,808,000	1,836,658	(28,658)
	TRY	Sale	06/16/10	3,362,149	3,427,364	(65,215)
Royal Bank of Scotland	JPY	Purchase	06/16/10	62,182	58,789	(3,393)
State Street Bank	CAD	Sale	06/16/10	1,206,000	1,216,723	(10,723)
	CHF	Purchase	06/16/10	1,403,000	1,396,294	(6,706)
	CZK	Sale	06/16/10	4,017,268	4,034,785	(17,517)
	EUR	Sale	04/22/10	1,201,179	1,207,598	(6,419)
		Sale	06/16/10	6,942,042	7,021,331	(79,289)
	JPY	Purchase	06/16/10	1,206,000	1,140,538	(65,462)
	TRY	Sale	06/16/10	1,167,000	1,177,000	(10,000)
UBS AG (London)	CHF	Sale	06/16/10	2,439,579	2,474,269	(34,690)
	EUR	Purchase	06/16/10	2,407,409	2,392,108	(15,301)
	ILS	Sale	06/16/10	1,276,457	1,290,238	(13,781)
	KRW	Purchase	07/08/10	2,851,719	2,844,069	(7,650)
Westpac Banking Corp.	NZD	Purchase	06/16/10	1,194,353	1,188,536	(5,817)
	SGD	Sale	06/16/10	2,932,311	2,936,808	(4,497)

TOTAL						$(3,915,092)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (PURCHASE/SALE)

		Expiration	Purchase	Sale	Unrealized
Counterparty	Currency	Date	Current Value	Current Value	Gain

Bank of America Securities LLC	AUD/CAD	04/16/10	$1,683,715	$1,683,037	$678
	PLN/HUF	06/16/10	1,199,047	1,198,989	58
	PLN/EUR	06/16/10	4,814,243	4,765,306	48,937
Barclays Bank PLC	CHF/JPY	06/16/10	812,363	784,301	28,062
	EUR/JPY	06/16/10	1,115,687	1,091,299	24,388
	EUR/SEK	06/16/10	1,200,782	1,199,984	798
	HUF/EUR	06/16/10	1,184,614	1,181,871	2,743
	NZD/EUR	06/16/10	2,469,318	2,398,862	70,456
BNP Paribas SA	CHF/EUR	06/16/10	977,932	975,213	2,719
	EUR/GBP	06/16/10	2,101,706	2,100,630	1,076
	EUR/JPY	06/16/10	1,515,497	1,504,743	10,754
	GBP/EUR	06/16/10	6,738,515	6,627,410	111,105
	HUF/EUR	06/16/10	1,185,607	1,181,872	3,735
Citibank NA	PLN/EUR	06/16/10	5,219,297	5,189,584	29,713
Credit Suisse International (London)	EUR/JPY	06/16/10	1,939,620	1,881,424	58,196
	GBP/EUR	06/16/10	3,592,206	3,560,473	31,733
	PLN/EUR	06/16/10	5,219,297	5,178,575	40,722
Deutsche Bank AG (London)	CAD/EUR	06/16/10	1,200,893	1,199,431	1,462
	CHF/JPY	06/16/10	1,209,054	1,200,253	8,801
	EUR/HUF	06/16/10	1,158,910	1,144,860	14,050
	EUR/JPY	06/16/10	7,904,358	7,732,235	172,123
	EUR/SEK	06/16/10	2,432,630	2,411,616	21,014
	GBP/EUR	06/16/10	10,420,400	10,303,219	117,181
	NOK/EUR	06/16/10	1,194,365	1,189,976	4,389
	PLN/EUR	06/16/10	4,745,461	4,704,525	40,936
JPMorgan Securities, Inc.	CAD/EUR	06/16/10	4,193,512	4,110,704	82,808
	CAD/JPY	06/16/10	1,205,040	1,160,456	44,584
	ILS/EUR	06/16/10	1,216,034	1,195,379	20,655
	NOK/EUR	06/16/10	3,493,177	3,480,369	12,808
	PLN/EUR	06/16/10	1,203,488	1,191,327	12,161
Morgan Stanley Capital Services, Inc.	AUD/CAD	06/16/10	1,603,773	1,593,425	10,348
	CAD/EUR	06/16/10	4,184,166	4,101,982	82,184
	EUR/JPY	06/16/10	1,915,307	1,850,997	64,310
	GBP/EUR	06/16/10	4,799,617	4,736,941	62,676
	NZD/AUD	06/16/10	1,643,105	1,622,876	20,229
	NZD/EUR	06/16/10	1,217,459	1,206,184	11,275
	PLN/HUF	06/16/10	1,187,564	1,181,708	5,856
Royal Bank of Canada	CAD/EUR	06/16/10	4,184,166	4,107,912	76,254
State Street Bank	EUR/NZD	06/16/10	1,218,341	1,206,513	11,828
	GBP/EUR	04/06/10	808,906	807,308	1,598
	HUF/PLN	06/16/10	2,390,784	2,383,888	6,896
	NZD/EUR	06/16/10	1,201,779	1,199,431	2,348
	PLN/EUR	06/16/10	5,238,653	5,206,560	32,093

TOTAL					$1,406,740

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (PURCHASE/SALE)

		Expiration	Purchase	Sale	Unrealized
Counterparty	Currency	Date	Current Value	Current Value	Loss

Bank of America Securities LLC	EUR/HUF	06/16/10	$2,385,355	$2,404,698	$(19,343)
	EUR/NOK	06/16/10	1,222,393	1,233,024	(10,631)
	EUR/TRY	04/06/10	4,481,485	4,485,832	(4,347)
	SEK/EUR	06/16/10	1,202,862	1,203,483	(621)
Barclays Bank PLC	EUR/CZK	06/16/10	1,187,275	1,190,185	(2,910)
	EUR/GBP	06/16/10	1,210,237	1,210,677	(440)
	EUR/NOK	06/16/10	1,200,782	1,201,053	(271)
	EUR/NZD	06/16/10	1,203,483	1,215,760	(12,277)
	JPY/EUR	06/16/10	2,363,771	2,409,668	(45,897)
BNP Paribas SA	EUR/GBP	06/16/10	1,177,820	1,185,331	(7,511)
	SEK/EUR	06/16/10	1,189,060	1,189,976	(916)
Citibank NA	EUR/CAD	06/16/10	1,192,677	1,222,023	(29,346)
Credit Suisse International (London)	AUD/CAD	06/16/10	484,862	487,456	(2,594)
	AUD/EUR	06/16/10	1,199,912	1,202,132	(2,220)
	EUR/CAD	06/16/10	2,420,473	2,425,179	(4,706)
	EUR/CHF	06/16/10	1,600,592	1,628,250	(27,658)
	EUR/GBP	06/16/10	3,341,658	3,365,981	(24,323)
	GBP/EUR	06/16/10	1,206,984	1,207,535	(551)
	NOK/EUR	06/16/10	1,792,717	1,793,068	(351)
	SEK/EUR	06/16/10	1,639,154	1,640,219	(1,065)
Deutsche Bank AG (London)	AUD/NZD	06/16/10	2,394,236	2,403,065	(8,829)
	CAD/EUR	06/16/10	1,202,083	1,204,834	(2,751)
	EUR/CZK	06/16/10	2,371,848	2,384,228	(12,380)
	EUR/GBP	06/16/10	6,440,188	6,518,019	(77,831)
	EUR/NOK	04/07/10	1,181,827	1,183,386	(1,559)
	EUR/NZD	06/16/10	1,608,696	1,613,487	(4,791)
	EUR/PLN	06/16/10	2,332,677	2,348,084	(15,407)
	HUF/EUR	06/16/10	987,821	991,421	(3,600)
	JPY/EUR	06/16/10	11,951,455	12,184,760	(233,305)
	NZD/AUD	06/16/10	2,396,211	2,403,386	(7,175)
	SEK/EUR	06/16/10	1,318,086	1,323,697	(5,611)
HSBC Bank PLC	EUR/GBP	06/16/10	1,596,540	1,599,007	(2,467)
	SEK/NOK	06/16/10	1,202,641	1,224,584	(21,943)
JPMorgan Securities, Inc.	EUR/GBP	06/16/10	1,915,307	1,936,399	(21,092)
	EUR/HUF	06/16/10	1,192,677	1,203,146	(10,469)
	NZD/AUD	06/16/10	853,055	856,049	(2,994)
Morgan Stanley Capital Services, Inc.	EUR/GBP	06/16/10	2,496,113	2,508,159	(12,046)
State Street Bank	AUD/NZD	06/16/10	1,622,876	1,625,596	(2,720)
	CAD/AUD	04/16/10	1,681,599	1,683,715	(2,116)
	EUR/AUD	06/16/10	1,816,706	1,817,681	(975)
	EUR/NOK	04/07/10	591,589	591,677	(88)
	EUR/GBP	06/16/10	2,371,848	2,384,621	(12,773)
	EUR/NZD	06/16/10	1,203,483	1,209,365	(5,882)
	NZD/AUD	06/16/10	1,608,357	1,610,141	(1,784)
	NZD/EUR	06/16/10	1,198,561	1,203,483	(4,922)
UBS AG (London)	EUR/CHF	06/16/10	1,793,068	1,841,816	(48,748)

TOTAL					$(722,236)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Australia 10 Year Treasury Bond	20	June 2010	$1,864,947	$(15,499)
Eurodollars	3	June 2010	747,225	8,644
Eurodollars	3	September 2010	745,988	10,803
Eurodollars	3	December 2010	743,775	1,342
Eurodollars	3	March 2011	741,150	11,959
Eurodollars	3	June 2011	738,338	11,584
Eurodollars	3	September 2011	735,600	10,977
Eurodollars	3	December 2011	732,938	10,360
5 Year German Euro-Bobl	220	June 2010	34,789,515	108,363
10 Year German Euro-Bund	80	June 2010	13,328,219	73,327
Japan 10 Year Government Bond	14	June 2010	20,698,257	(161,803)
U.K. Life Long Gilt	108	June 2010	18,806,366	99,565
2 Year U.S. Treasury Notes	35	June 2010	7,593,359	1,870
5 Year U.S. Treasury Notes	749	June 2010	86,017,969	(563,071)
10 Year U.S. Treasury Notes	409	June 2010	47,546,250	(237,654)
30 Year U.S. Treasury Bonds	89	June 2010	10,335,125	(43,269)

TOTAL				$(672,502)

SWAP CONTRACTS — At March 31, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	received by	made by	Market	made (received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Banc of America Securities LLC	CAD	13,590	(a)	07/20/12	3 month CDOR	1.958%	$80,867	$—	$80,867
		3,190	(a)	07/20/20	3.920%	3 month CDOR	12,395	—	12,395
Barclays Bank PLC	GBP	15,490	(a)	08/04/15	6 month BP	3.510	(463,015)	—	(463,015)
		14,210	(a)	08/05/15	6 month BP	3.510	(422,641)	—	(422,641)
		11,220	(a)	08/11/15	6 month BP	3.470	(291,978)	—	(291,978)
		8,920	(a)	08/16/15	6 month BP	3.480	(231,421)	—	(231,421)
		13,290	(a)	08/16/15	6 month BP	3.410	(279,126)	—	(279,126)
		25,960	(a)	08/04/20	4.155	6 month BP	689,818	—	689,818
		23,810	(a)	08/05/20	4.160	6 month BP	644,266	—	644,266
		18,810	(a)	08/11/20	4.175	6 month BP	525,677	—	525,677
		14,960	(a)	08/16/20	4.193	6 month BP	438,743	—	438,743
		22,270	(a)	08/16/20	4.156	6 month BP	550,571	—	550,571
		12,980	(a)	08/04/25	6 month BP	4.372	(269,337)	—	(269,337)
		11,900	(a)	08/05/25	6 month BP	4.372	(245,090)	—	(245,090)
		9,400	(a)	08/11/25	6 month BP	4.420	(262,112)	—	(262,112)
		7,480	(a)	08/16/25	6 month BP	4.440	(228,228)	—	(228,228)
		11,140	(a)	08/16/25	6 month BP	4.420	(301,768)	—	(301,768)
BNP Paribas	EUR	2,960	(a)	06/16/15	6 month EURO	3.000	(93,004)	4,544	(97,548)
		25,290	(a)	06/16/15	6 month EURO	3.000	(794,608)	45,469	(840,077)
		$26,580	(a)	06/16/17	3 month LIBOR	3.250	338,557	320,669	17,888
Citibank NA	KRW	8,068,285		07/15/14	3.905	3 month KWCDC	(51,803)	—	(51,803)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	received by	made by	Market	made (received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Credit Suisse First Boston Corp.	JPY	1,177,000	(a)	06/16/15	1.000%	6 month JYOR	$116,636	$133,882	$(17,246)
		$5,000	(a)	06/16/17	3 month LIBOR	3.250%	63,686	153,000	(89,314)
		13,640	(a)	06/16/17	3 month LIBOR	3.250	173,736	254,755	(81,019)
		17,230	(a)	06/16/17	3.250	3 month LIBOR	(219,464)	(125,246)	(94,218)
		17,240	(a)	06/16/17	3.250	3 month LIBOR	(219,591)	(201,567)	(18,024)
		40,950	(a)	06/16/17	3 month LIBOR	3.250	521,592	1,050,368	(528,776)
		22,920	(a)	06/16/40	3 month LIBOR	4.250	1,181,678	(135,925)	1,317,603
Deutsche Bank Securities, Inc.	EUR	9,020	(a)	06/16/20	3.750	6 month EURO	420,091	194,366	225,725
		19,660	(a)	06/16/40	4.000	6 month EURO	1,379,130	673,166	705,964
JPMorgan Securities, Inc.	CAD	14,540	(a)	08/03/12	3 month CDOR	1.940	105,785	—	105,785
		3,420	(a)	08/03/20	3.926	3 month CDOR	9,553	—	9,553
Morgan Stanley Capital Services, Inc.		$1,440	(a)	06/16/40	3 month LIBOR	4.250	74,242	58,806	15,436
Royal Bank of Canada	CAD	22,560	(a)	07/15/12	3 month CDOR	2.005	106,436	—	106,436
		17,010	(a)	07/26/12	3 month CDOR	1.909	124,167	—	124,167
		17,030	(a)	07/30/12	3 month CDOR	2.014	94,460	—	94,460
		17,840	(a)	08/03/12	3 month CDOR	1.940	129,793	—	129,793
		5,260	(a)	07/15/20	3.960	3 month CDOR	40,782	—	40,782
		4,000	(a)	07/26/20	3.840	3 month CDOR	(13,670)	—	(13,670)
		4,010	(a)	07/29/20	3.875	3 month CDOR	(3,337)	—	(3,337)
		4,160	(a)	08/03/20	3.871	3 month CDOR	(7,185)	—	(7,185)
UBS AG (London)	CHF	5,400		01/06/17	2.105	6 month CHFOR	96,043	—	96,043

TOTAL							$3,521,326	$2,426,287	$1,095,039

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2010.

CREDIT DEFAULT SWAP CONTRACTS

				Rates		Credit		Upfront
		Notional		received		Spread at		Payments
	Referenced	Amount		(paid) by	Termination	March 31, 2010	Market	made (received)	Unrealized
Counterparty	Obligation	(000s)		Fund	Date	(basis points)(b)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Banc of America	iTraxx
Securities LLC	Europe
	Index Senior Financials	EUR	28,900	(1.000)%	06/20/15	91	$(185,976)	$(198,214)	$12,238
	iTraxx Europe Index		31,600	(1.000)	06/20/15	79	(458,636)	(432,581)	(26,055)
Credit Suisse First Boston	iTraxx
Corp.	Europe
	Index Senior Financials		3,600	(1.000)	06/20/15	91	(23,166)	(15,296)	(7,870)
	iTraxx Europe Index		12,900	(1.000)	06/20/15	79	(187,228)	(165,849)	(21,379)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS (continued)

				Rates		Credit		Upfront
		Notional		received		Spread at		Payments
	Referenced	Amount		(paid) by	Termination	March 31, 2010	Market	made (received)	Unrealized
Counterparty	Obligation	(000s)		Fund	Date	(basis points)(b)	Value	by the Fund	Gain (Loss)

Deutsche Bank Securities,	iTraxx
Inc.	Europe
	Index Senior Financials	EUR	12,400	(1.000)%	06/20/15	91	$(79,796)	$(74,805)	$(4,991)
Morgan Stanley Capital	iTraxx
Services, Inc.	Europe
	Index Senior Financials		13,400	(1.000)	06/20/15	91	(86,231)	(67,921)	(18,310)
	iTraxx Europe Index		14,600	(1.000)	06/20/15	79	(211,902)	(165,385)	(46,517)
			47,150	(1.000)	06/20/15	79	(680,789)	(702,269)	21,480
Protection Sold:
Banc of America	CDX North
Securities LLC	America
	Investment
	Grade Index		$82,000	1.000	06/20/15	88	489,444	516,581	(27,137)
Morgan Stanley Capital	CDX North
Services, Inc.	America
	Investment
	Grade Index		39,400	1.000	06/20/15	88	235,172	166,310	68,862
			39,400	1.000	06/20/15	88	235,172	228,618	6,554

TOTAL							$(953,936)	$(910,811)	$(43,125)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS — For the fiscal year ended March 31, 2010, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding March 31, 2009	—	$—

Contracts written	2,909,000	19,269
Contracts expired	(2,909,000)	(19,269)

Contracts Outstanding March 31, 2010	—	$—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2010, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Core Fixed Income	$147,600,000

Core Plus Fixed Income	31,100,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$380,000,000	0.030%	04/01/10	$380,000,317

Barclays Capital, Inc.	1,203,200,000	0.030	04/01/10	1,203,201,003

BNP Paribas Securities Co.	1,000,000,000	0.005	04/01/10	1,000,000,139

BNP Paribas Securities Co.	2,000,000,000	0.010	04/01/10	2,000,000,556

Citigroup Global Markets, Inc.	1,500,000,000	0.020	04/01/10	1,500,000,833

Credit Suisse Securities (USA) LLC	875,000,000	0.020	04/01/10	875,000,486

Deutsche Bank Securities, Inc.	1,450,000,000	0.030	04/01/10	1,450,001,208

JPMorgan Securities	950,000,000	0.005	04/01/10	950,000,132

JPMorgan Securities	335,000,000	0.020	04/01/10	335,000,186

Merrill Lynch & Co., Inc.	850,000,000	0.030	04/01/10	850,000,708

Morgan Stanley & Co.	2,250,000,000	0.020	04/01/10	2,250,001,250

RBS Securities, Inc.	1,500,000,000	0.020	04/01/10	1,500,000,833

UBS Securities LLC	500,000,000	0.010	04/01/10	500,000,139

UBS Securities LLC	58,900,000	0.020	04/01/10	58,900,033

Wells Fargo Securities LLC	3,750,000,000	0.020	04/01/10	3,750,002,083

TOTAL				$18,602,109,906

At March 31, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Bank	0.000% to 3.750%	06/11/10 to 06/13/14

Federal Home Loan Mortgage Corp.	0.179 to 13.250	04/30/10 to 04/01/40

Federal National Mortgage Association	0.000 to 12.750	04/01/10 to 03/01/50

Federal National Mortgage Association Interest-Only Stripped Security	0.000	01/15/16

Government National Mortgage Association	3.500 to 6.500	09/15/18 to 03/20/40

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Interest-Only Stripped Securities	0.000	04/15/10 to 02/15/16

U.S. Treasury Notes	0.875 to 4.625	12/15/10 to 03/31/17

The aggregate market value of the collateral, including accrued interest, was $19,008,833,377.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2010

	Core Fixed	Core Plus Fixed	Global
	Income Fund	Income Fund	Income Fund

Assets:

Investments in securities, at value (identified cost $1,498,836,980, $286,674,181 and $895,252,697, respectively)	$1,505,359,159	$288,607,334	$918,161,868
Repurchase agreement, at value which equals cost	147,600,000	31,100,000	—
Cash(a)	308,192	432,902	2,051,668
Foreign currencies, at value (identified cost $18,666, $17,170 and $671,616, respectively)	18,519	18,236	670,515
Receivables:
Investment securities sold, at value	516,647,078	79,709,858	92,279,357
Interest, at value	11,463,527	1,967,336	12,183,055
Swap contracts, at value (includes upfront payments made (received) of $4,035,415, $557,134 and $3,614,596, respectively)	5,100,638	1,311,413	8,878,492
Fund shares sold	3,352,200	9,893,383	4,414,767
Due from broker — upfront payment	1,790,669	1,885,623	—
Due from broker — variation margin(b)	942,097	163,785	2,646,604
Forward foreign currency exchange contracts, at value	810,086	196,325	11,929,725
Due from broker — collateral for swap contracts	230,000	1,251,313	486,334
Reimbursement from investment adviser	—	70,935	136,784
Other assets	12,965	2,365	44,998

Total assets	2,193,635,130	416,610,808	1,053,884,167

Liabilities:

Payables:
Investment securities purchased	605,452,052	103,735,535	117,640,464
Fund shares redeemed	12,047,728	129,014	3,908,485
Due to broker — collateral for swap contracts	3,690,061	—	3,056,272
Swap contracts, at value (includes upfront payments received (made) of $2,529,630, $455,105 and $2,099,120, respectively)	3,607,256	1,658,986	6,311,102
Income distribution	1,100,356	99,292	—
Amounts owed to affiliates	849,879	175,107	612,606
Forward foreign currency exchange contracts, at value	559,298	163,957	4,637,328
Forward sale contracts, at value (proceeds receivable $0, $1,070,820 and $0, respectively)	—	1,068,125	—
Due to broker — upfront payment	—	1,870,804	109,144
Accrued expenses and other liabilities	186,786	111,428	406,393

Total liabilities	627,493,416	109,012,248	136,681,794

Net Assets:

Paid-in capital	1,732,047,003	305,547,616	915,169,829
Accumulated undistributed (distribution in excess of) net investment income	9,755,917	680,879	(6,803,915)
Accumulated net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(181,606,050)	56,796	(21,378,148)
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	5,944,844	1,313,269	30,214,607

NET ASSETS	$1,566,141,714	$307,598,560	$917,202,373

Net Assets:
Class A	$804,834,225	$94,350,642	$218,571,760
Class B	16,680,276	9,193,228	5,143,313
Class C	33,260,477	12,660,552	7,606,089
Institutional	705,703,976	191,051,435	685,786,665
Service	5,580,351	11,740	94,546
Class IR	68,520	293,612	—
Class R	13,889	37,351	—

Total Net Assets	$1,566,141,714	$307,598,560	$917,202,373

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	84,421,202	9,245,628	17,160,227
Class B	1,742,254	901,726	405,368
Class C	3,471,859	1,241,708	600,971
Institutional	73,746,117	18,731,454	53,921,927
Service	582,790	1,151	7,443
Class IR	7,181	28,767	—
Class R	1,456	3,661	—

Net asset value, offering and redemption price per share:(c)
Class A	$9.53	$10.20	$12.74
Class B	9.57	10.20	12.69
Class C	9.58	10.20	12.66
Institutional	9.57	10.20	12.72
Service	9.58	10.20	12.70
Class IR	9.54	10.21	—
Class R	9.54	10.20	—

(a)	Includes restricted cash of $366,986 on deposit with counterparty for the Core Plus Fixed Income Fund relating to initial margin requirements and collateral on futures transactions.
(b)	Includes cash on deposit with counterparty of $2,287,651 for Global Income Fund, relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income and Global Income Funds (NAV per share multiplied by 1.0390) is $9.90, $10.60 and $13.24, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2010

	Core Fixed	Core Plus Fixed	Global
	Income Fund	Income Fund	Income Fund

Investment income:

Interest(a)	$63,719,538	$8,509,230	$36,417,129

Expenses:

Management fees	5,829,377	897,364	5,839,182
Distribution and Service fees(b)	2,283,870	376,333	635,976
Transfer Agent fees(b)	1,294,672	154,893	555,509
Custody and accounting fees	364,114	162,697	443,072
Printing and mailing costs	174,542	65,962	118,424
Professional fees	137,621	134,379	109,824
Registration fees	87,380	225,659	68,997
Service Share fees — Shareholder Administration Plan	16,270	28	534
Service Share fees — Service Plan	16,270	28	534
Trustee fees	15,842	15,318	15,576
Other	53,902	25,410	37,796

Total expenses	10,273,860	2,058,071	7,825,424

Less — expense reductions	(1,524)	(620,743)	(757,600)

Net expenses	10,272,336	1,437,328	7,067,824

NET INVESTMENT INCOME	53,447,202	7,071,902	29,349,305

Realized and unrealized gain (loss) from investment, futures, option, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(94,217,062)	1,131,538	(18,278,577)
Futures transactions	7,570,094	1,796,105	9,359,471
Written options	—	—	19,045
Swap contracts	(3,079,453)	(17,876)	(850,344)
Foreign currency related transactions	544,697	2,618	(22,434,292)
Net change in unrealized gain (loss) on:
Investments	299,641,638	15,276,777	114,245,636
Futures	(4,369,011)	(519,708)	(588,219)
Swap contracts	1,051,888	(175,164)	(3,564,354)
Translation of assets and liabilities denominated in foreign currencies	449,248	46,173	16,749,672

Net realized and unrealized gain from investment, futures, option, swap and foreign currency related transactions	207,592,039	17,540,463	94,658,038

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$261,039,241	$24,612,365	$124,007,343

(a)	Foreign taxes withheld on interest were $1,935 for the Global Income Fund.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	$1,799,260	$181,829	$302,724	$57	$935,615	$23,638	$39,354	$293,368	$2,603	$79	$15
Core Plus Fixed Income	152,400	102,723	121,079	131	79,248	13,354	15,740	46,371	4	142	34
Global Income	514,584	60,937	60,455	—	267,583	7,922	7,859	272,060	85	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From operations:

Net investment income	$53,447,202	$93,301,495
Net realized gain (loss) from investment, futures, options, swap and foreign currency related transactions	(89,181,724)	(80,556,260)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	296,773,763	(191,731,530)

Net increase (decrease) in net assets resulting from operations	261,039,241	(178,986,295)

Distributions to shareholders:

From net investment income
Class A Shares	(24,910,163)	(34,752,817)
Class B Shares	(502,776)	(778,981)
Class C Shares	(822,116)	(1,059,866)
Institutional Shares	(28,338,593)	(60,277,695)
Service Shares	(220,644)	(790,612)
Class IR Shares	(2,081)	(477)
Class R Shares	(362)	(432)
From net realized gains
Class A Shares	—	(3,634,537)
Class B Shares	—	(105,168)
Class C Shares	—	(143,857)
Institutional Shares	—	(4,738,028)
Service Shares	—	(64,465)
Class IR Shares	—	(54)
Class R Shares	—	(54)

Total distributions to shareholders	(54,796,735)	(106,347,043)

From share transactions:

Net proceeds from sales of shares	702,108,372	877,777,690
Reinvestment of distributions	40,342,479	76,644,527
Cost of shares redeemed(a)	(884,585,894)	(1,622,625,171)

Net increase (decrease) in net assets resulting from share transactions	(142,135,043)	(668,202,954)

TOTAL INCREASE (DECREASE)	64,107,463	(953,536,292)

Net assets:

Beginning of year	1,502,034,251	2,455,570,543

End of year	$1,566,141,714	$1,502,034,251

Accumulated undistributed (distribution in excess of) net investment income	$9,755,917	$3,211,682

(a)	Net of $10,331 and $7,409, and $11,922 and $39,807 of redemption fees remitted to the Core Plus Fixed Income Fund and Global Income Fund, respectively, for the fiscal years ended March 31, 2010 and March 31, 2009, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund		Global Income Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009

$7,071,902	$5,409,292	$29,349,305	$44,792,216
2,912,385	725,332	(32,184,697)	127,082,225
14,628,078	(10,634,748)	126,842,735	(187,155,071)

24,612,365	(4,500,124)	124,007,343	(15,280,630)

(2,238,162)	(2,174,067)	(20,025,980)	(9,173,231)
(311,280)	(445,794)	(570,596)	(243,252)
(363,457)	(400,284)	(523,110)	(166,354)
(4,561,188)	(2,343,878)	(69,062,749)	(35,883,234)
(400)	(442)	(21,607)	(10,030)
(3,924)	(461)	—	—
(883)	(413)	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(7,479,294)	(5,365,339)	(90,204,042)	(45,476,101)

213,501,207	47,443,891	287,590,821	351,504,276
6,779,774	4,612,943	88,636,855	44,395,451
(40,878,405)	(62,339,560)	(372,256,969)	(861,759,297)

179,402,576	(10,282,726)	3,970,707	(465,859,570)

196,535,647	(20,148,189)	37,774,008	(526,616,301)

111,062,913	131,211,102	879,428,365	1,406,044,666

$307,598,560	$111,062,913	$917,202,373	$879,428,365

$680,879	$386,453	$(6,803,915)	$73,386,195

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Core Fixed Income and Core Plus Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified

Global Income	A, B, C, Institutional and Service	Non-diversified

Class A Shares are sold with a front-end sales charge of up to 3.75%. Prior to July 29, 2009, the maximum Class A front-end sales charge for the Funds was 4.50%. Class B Shares are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Core Fixed Income and Core Plus Fixed Income Funds pursuant to a management agreement with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — The Financial Accounting Standards Board (“FASB”) implemented its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value,

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Redemption Fees — All classes of the Core Plus Fixed Income and Global Income Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Core Fixed Income and Core Plus Fixed Income	Daily/Monthly	Annually

Global Income	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

G. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
Non U.S. currency symbols utilized throughout the report are defined as follows:

AUD	=	Australian Dollar	INR	=	Indian Rupee
ARS	=	Argentine Peso	JPY	=	Japanese Yen
BRL	=	Brazilian Real	KRW	=	South Korean Won
CAD	=	Canadian Dollar	MXN	=	Mexican Peso
CHF	=	Swiss Franc	MYR	=	Malaysian Ringgit
CLP	=	Chilean Peso	NOK	=	Norwegian Krone
CNY	=	Chinese Yuan	NZD	=	New Zealand Dollar
COP	=	Colombian Peso	PHP	=	Philippine Peso
CZK	=	Czech Koruna	PLN	=	Polish Zloty
DKK	=	Danish Krone	RUB	=	Russian Ruble
EUR	=	Euro	SEK	=	Swedish Krona
GBP	=	British Pound	SGD	=	Singapore Dollar
HUF	=	Hungarian Forint	TRY	=	Turkish Lira
IDR	=	Indonesian Rupiah	TWD	=	Taiwan Dollar
ILS	=	Israeli Shekel	ZAR	=	South African Rand

H. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

I. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

J. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

K. Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

L. Options — The Funds may write and/or purchase call and put options on futures, swaps (“swaptions”), currencies, securities or any securities index consisting of securities in which the Funds may invest. When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked to market to reflect the current market value of the option written. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked to market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over-the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

M. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

N. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Funds invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

O. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

P. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2010, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate
						Effective Net
	First	Next	Next	Next	Over	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.39%

Core Plus Fixed Income	0.45	0.41	0.39	0.38	0.37	0.45

Global Income	0.65	0.59	0.56	0.55	0.54	0.65

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs also serves as distributor of the shares of the Funds pursuant to a Distribution Agreement and may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended March 31, 2010, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B		Class C

Core Fixed Income	$82,000	$100		$1,900

Core Plus Fixed Income	25,200	—		—

Global Income	23,400	—	*	100

*	Amount rounds to less than $100.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

E. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

F. Other Agreements — GSAM and GSAMI have voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expenses reimbursement, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for the Core Fixed Income, Core Plus Fixed Income and Global Income Funds as an annual percentage rate of average daily net assets are 0.104%, 0.004% and 0.004%, respectively. These Other Expenses limitations may be modified or terminated at any time at the option of GSAM and GSAMI. Additionally, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction of the Funds’ expenses.
For the fiscal year ended March 31, 2010, these expense reductions, including Other Expenses reimbursement were as follows (in thousands):

	Custody Fee	Other Expenses	Total Expense
Fund	Credits	Reimbursement	Reductions

Core Fixed Income	$2	$—	$2

Core Plus Fixed Income	1	620	621

Global Income	1	757	758

As of March 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution	Transfer
Fund	Fees	and Service Fees	Agent Fees	Total

Core Fixed Income	$518	$213	$119	$850

Core Plus Fixed Income	118	38	19	175

Global Income	507	57	49	613

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of March 31, 2010, the Funds participated in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM, GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2010, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2010, Goldman Sachs earned approximately $134,300 and $20,900 in brokerage commissions from portfolio transactions, including future transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income and Core Plus Fixed Income Funds, respectively.
As of March 31, 2010, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Goldman Sachs
	Goldman Sachs	Goldman Sachs	Growth and Income
	Balanced Strategy	Growth Strategy	Strategy
Fund	Portfolio	Portfolio	Portfolio

Global Income	18%	9%	44%

As of March 31, 2010, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 16% and 76% of the Class IR and Class R Shares, respectively, of the Core Fixed Income Fund and 100% and 30% of the Service and Class R Shares, respectively, of the Core Plus Fixed Income Fund.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of March 31, 2010:

Core Fixed Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$345,589,657	$—
Mortgage-Backed Obligations	—	590,596,970	—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	133,577,048	8,522,643	—
Asset-Backed Securities	—	29,954,696	—
Foreign Debt Obligations	—	38,772,949	—
Municipal Debt Obligations	—	21,284,752	—
Government Guarantee Obligations	—	335,781,124	—
Common Stock and/or Other Equity Investments	—	1,279,320	—
Short-term Investments	—	147,600,000	—
Derivatives	375,541	5,910,724	—

Total	$133,952,589	$1,525,292,835	$—

Liabilities
Derivatives	$(1,187,977)	$(4,166,554)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

4. FAIR VALUE OF INVESTMENTS (continued)

Core Plus Fixed Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$51,177,078	$—
Mortgage-Backed Obligations	—	110,192,796	—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	49,220,689	9,344,675	—
Asset-Backed Securities	—	10,609,082	—
Foreign Debt Obligations	—	4,725,560	—
Municipal Debt Obligations	—	2,994,710	—
Government Guarantee Obligations	—	49,969,609	—
Common Stock and/or Other Equity Investments	—	373,135	—
Short-term Investments	—	31,100,000	—
Derivatives	78,897	1,507,738	—

Total	$49,299,586	$271,994,383	$—

Liabilities
Fixed Income — Mortgage-Backed Obligations
Forward Sales Contracts	$—	$(1,068,125)	$—
Derivatives	(284,170)	(1,822,943)	—

Total	$(284,170)	$(2,891,068)	$—

Global Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Foreign Debt Obligations	$274,708,250	$84,292,908	$—
Corporate Obligations	—	226,023,365	—
Asset-Backed Securities	—	3,934,041	—
Mortgage-Backed Obligations	—	146,377,299	—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	85,182,480	5,603,066	—
Government Guarantee Obligations	—	53,719,351	—
Short-term Investments	—	38,042,463	—
Derivatives	348,794	21,086,862	—

Total	$360,239,524	$579,079,355	$—

Liabilities
Derivatives	$(1,021,296)	$(10,948,430)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of March 31, 2010. The values in the tables below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative		and Liabilities	Derivative
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value;			Payables for swap contracts, at value;
	Unrealized gain on futures	$5,476,179	(a)	Unrealized loss on futures	$(4,253,957	)(a)(b)

Credit	—	—		Payables for swap contracts, at value	(541,276	)(b)

Currency	Receivables for forward foreign currency exchange			Payables for forward foreign currency exchange
	contracts, at value	810,086		contracts, at value	(559,298)

Total		$6,286,265			$(5,354,531)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

5. INVESTMENTS IN DERIVATIVES (continued)

Core Plus Fixed Income

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative		and Liabilities	Derivative
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value;			Payables for swap contracts, at value;
	Unrealized gain on futures	$1,390,310	(a)	Unrealized loss on futures	$(998,095	)(a)(b)

Credit	—	—		Payables for swap contracts, at value	(945,061	)(b)

Currency	Receivables for forward foreign currency exchange			Payables for forward foreign currency exchange
	contracts, at value	196,325		contracts, at value	(163,957)

Total		$1,586,635			$(2,107,113)

Global Income

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative		and Liabilities	Derivative
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value;			Payables for swap contracts, at value;
	Unrealized gain on futures	$8,267,498	(a)	Unrealized loss on futures	$(5,418,674	)(a)(b)

Credit	Receivables for swap contracts, at value	959,788		Payables for swap contracts, at value	(1,913,724	)(b)

Currency	Investments in Securities, at value; Receivables for forward foreign currency			Payables for forward foreign currency exchange
	exchange contracts, at value	12,208,370		contracts, at value	(4,637,328)

Total		$21,435,656			$(11,969,726)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Aggregate of amounts include $3,607,256, $1,658,986 and $6,311,102 for Core Fixed Income, Core Plus Fixed Income and Global Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the fiscal year ended March 31, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/ Net change in unrealized gain (loss) on futures and swap contracts	$17,056,366	$(10,619,029)	3,237

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(12,565,725)	7,301,906	4

Currency	Net realized gain (loss) from foreign currency related transactions/ Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	453,358	453,174	50

Total		$4,943,999	$(2,863,949)	3,291

Core Plus Fixed Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/ Net change in unrealized gain (loss) on futures and swap contracts	$2,144,224	$(835,818)	574

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(365,995)	140,946	6

Currency	Net realized gain (loss) from foreign currency related transactions/ Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(34,231)	46,907	52

Total		$1,743,998	$(647,965)	632

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

5. INVESTMENTS IN DERIVATIVES (continued)

Global Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/ Net change in unrealized gain (loss) on futures and swap contracts	$20,307,743	$(2,665,012)	1,998

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(11,798,616)	(1,487,561)	7

Currency	Net realized gain (loss) from investment transactions, written options and foreign currency related transactions/Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(41,658,542)	16,590,157	401

Total		$(33,149,415)	$12,437,584	2,406

(a)	Average number of contracts is based on the average of quarter end balances for the fiscal year ended March 31, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2010, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (excluding	maturities of	maturities (excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$7,997,398,883	$902,522,593	$7,813,333,219	$949,832,409

Core Plus Fixed Income	1,191,406,535	148,951,149	1,073,286,428	56,858,877

Global Income	1,813,755,198	504,572,554	1,772,618,601	609,392,998

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2010 was as follows:

	Core Fixed	Core Plus	Global
	Income	Fixed Income	Income

Distributions paid from:
Ordinary Income (taxable distributions)	$54,796,735	$7,479,294	$90,204,042

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2009 was as follows:

	Core Fixed	Core Plus	Global
	Income	Fixed Income	Income

Distributions paid from:
Ordinary income	$104,564,631	$5,365,339	$45,476,101
Net long-term capital gains	1,782,412	—	—

Total taxable distributions	$106,347,043	$5,365,339	$45,476,101

As of March 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	Core Fixed	Core Plus	Global
	Income	Fixed Income	Income

Undistributed ordinary income — net	$11,088,599	$1,006,300	$17,012,351

Capital loss carryforward:[1,2]
Expiring 2014	$—	$—	$(1,892,830)
Expiring 2017	(8,343,574)	—	—
Expiring 2018	(131,291,875)	—	(12,251,045)

Total capital loss carryforward	$(139,635,449)	$—	$(14,143,875)

Timing differences (income distributions payable, post-October losses and straddles)	$(43,279,515)	$(442,891)	$(25,132,404)
Unrealized gains — net	5,921,076	1,487,535	24,296,472

Total accumulated gains (losses) — net	$(165,905,289)	$2,050,944	$2,032,544

[1]	Expiration occurs on March 31 of the year indicated.

[2]	The Core Plus Fixed Income Fund utilized $1,760,920 of capital losses in the current fiscal year.

As of March 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed	Core Plus	Global
	Income	Fixed Income	Income

Tax Cost	$1,647,187,509	$317,828,590	$895,600,962

Gross unrealized gain	39,360,978	6,906,070	44,372,209
Gross unrealized loss	(33,589,328)	(5,027,326)	(21,811,303)

Net unrealized security gain	$5,771,650	$1,878,744	$22,560,906

Net unrealized gain (loss) on other investments	149,426	(391,209)	1,735,566

Net unrealized gain	$5,921,076	$1,487,535	$24,296,472

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures and foreign currency exchange contracts and differences related to the tax treatment of swap transactions, market discount accretion and premium amortization.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from the differences in tax treatment relating to swap and foreign currency exchange transactions and the recognition of income and gains (losses) of certain bonds.

		Accumulated
		Net Realized	Accumulated Undistributed
	Paid-in Capital	Gain (Loss)	Net Investment Income (Loss)

Core Fixed Income	$(1,605)	$(7,892,163)	$7,893,768

Core Plus Fixed Income	—	(701,818)	701,818

Global Income	117,107	19,218,266	(19,335,373)

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Furthermore, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.
In the view of Goldman Sachs and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material effect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which Goldman Sachs, GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2010		March 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	42,252,017	$382,798,857	29,946,906	$264,019,566
Reinvestment of distributions	2,186,150	19,927,326	3,709,258	32,487,037
Shares converted from Class B(a)	62,053	565,096	130,698	1,145,012
Shares redeemed	(32,719,043)	(296,128,599)	(45,807,093)	(400,392,590)

	11,781,177	107,162,680	(12,020,231)	(102,740,975)

Class B Shares
Shares sold	432,183	3,888,198	777,078	6,723,065
Reinvestment of distributions	47,822	436,493	83,736	732,867
Shares converted to Class A(a)	(61,781)	(565,096)	(130,102)	(1,145,012)
Shares redeemed	(805,452)	(7,350,663)	(830,260)	(7,345,882)

	(387,228)	(3,591,068)	(99,548)	(1,034,962)

Class C Shares
Shares sold	1,457,496	13,216,194	1,347,563	11,823,361
Reinvestment of distributions	77,873	713,337	114,996	1,006,045
Shares redeemed	(1,028,874)	(9,406,423)	(1,451,658)	(12,902,171)

	506,495	4,523,108	10,901	(72,765)

Institutional Shares
Shares sold	32,720,699	300,870,023	67,209,491	591,990,347
Reinvestment of distributions	2,104,749	19,097,397	4,736,481	41,826,608
Shares redeemed	(63,595,747)	(567,529,761)	(133,076,299)	(1,184,116,634)

	(28,770,299)	(247,562,341)	(61,130,327)	(550,299,679)

Service Shares
Shares sold	127,903	1,182,152	347,779	3,221,342
Reinvestment of distributions	18,199	165,483	66,463	590,953
Shares redeemed	(445,703)	(4,073,782)	(2,050,349)	(17,867,894)

	(299,601)	(2,726,147)	(1,636,107)	(14,055,599)

Class IR Shares
Shares sold	16,099	149,660	—	—
Reinvestment of distributions	222	2,081	61	531
Shares redeemed	(10,216)	(96,620)	—	—

	6,105	55,121	61	531

Class R Shares
Shares sold	351	3,288	1	9
Reinvestment of distributions	40	362	55	486
Shares redeemed	(5)	(46)	—	—

	386	3,604	56	495

NET INCREASE (DECREASE)	(17,162,965)	$(142,135,043)	(74,875,195)	$(668,202,954)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund				Global Income Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
March 31, 2010		March 31, 2009		March 31, 2010		March 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

5,908,208	$59,326,886	2,050,460	$19,190,393	8,076,900	$102,060,057	11,197,277	$139,245,158
195,814	1,940,615	217,981	2,032,542	1,556,742	19,062,917	701,074	8,709,903
68,607	684,522	39,398	367,120	54,707	692,847	84,894	1,050,817
(1,914,195)	(18,925,404)	(2,805,820)	(26,317,339)	(9,030,928)	(113,884,152)	(19,637,024)	(244,444,299)

4,258,434	43,026,619	(497,981)	(4,727,284)	657,421	7,931,669	(7,653,779)	(95,438,421)

143,524	1,404,652	264,197	2,441,715	120,761	1,506,656	99,520	1,231,375
28,725	282,662	43,561	406,059	38,532	469,296	15,885	196,721
(68,676)	(684,522)	(39,441)	(367,120)	(54,938)	(692,847)	(85,216)	(1,050,817)
(363,052)	(3,566,249)	(505,883)	(4,719,198)	(235,354)	(2,940,638)	(308,240)	(3,820,497)

(259,479)	(2,563,457)	(237,566)	(2,238,544)	(130,999)	(1,657,533)	(278,051)	(3,443,218)

340,643	3,366,470	508,268	4,737,627	305,887	3,821,080	104,022	1,298,120
27,689	273,169	33,676	313,910	30,641	372,722	9,958	122,967
(332,824)	(3,296,801)	(520,651)	(4,894,598)	(133,285)	(1,668,388)	(192,065)	(2,372,086)

35,508	342,838	21,293	156,939	203,243	2,525,414	(78,085)	(950,999)

15,101,571	149,082,731	2,238,358	21,074,156	14,276,189	180,188,568	17,016,900	209,631,222
426,942	4,278,120	199,835	1,859,114	5,614,696	68,721,688	2,851,418	35,361,667
(1,567,253)	(15,070,727)	(2,847,237)	(26,408,425)	(20,114,067)	(253,611,838)	(49,263,198)	(610,870,162)

13,961,260	138,290,124	(409,044)	(3,475,155)	(223,182)	(4,701,582)	(29,394,880)	(365,877,273)

—	—	—	—	1,145	14,460	7,908	98,401
41	401	47	443	839	10,232	339	4,193
—	—	—	—	(12,026)	(151,953)	(20,232)	(252,253)

41	401	47	443	(10,042)	(127,261)	(11,985)	(149,659)

27,673	280,049	—	—	—	—	—	—
387	3,924	50	462	—	—	—	—
(349)	(3,544)	—	—	—	—	—	—

27,711	280,429	50	462	—	—	—	—

4,098	40,419	—	—	—	—	—	—
88	883	45	413	—	—	—	—
(1,574)	(15,680)	—	—	—	—	—	—

2,612	25,622	45	413	—	—	—	—

18,026,087	$179,402,576	(1,123,156)	$(10,282,726)	496,441	$3,970,707	(37,416,780)	$(465,859,570)

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$8.27	$0.31	$1.27	$1.58	$(0.32)	$—	$—	$(0.32)
2010 - B	8.31	0.24	1.27	1.51	(0.25)	—	—	(0.25)
2010 - C	8.31	0.24	1.28	1.52	(0.25)	—	—	(0.25)
2010 - Institutional	8.30	0.34	1.28	1.62	(0.35)	—	—	(0.35)
2010 - Service	8.31	0.30	1.27	1.57	(0.30)	—	—	(0.30)
2010 - IR	8.28	0.31	1.29	1.60	(0.34)	—	—	(0.34)
2010 - R	8.28	0.28	1.28	1.56	(0.30)	—	—	(0.30)

2009 - A	9.57	0.42	(1.23)	(0.81)	(0.44)	(0.05)	—	(0.49)
2009 - B	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	—	(0.42)
2009 - C	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	—	(0.42)
2009 - Institutional	9.60	0.45	(1.23)	(0.78)	(0.47)	(0.05)	—	(0.52)
2009 - Service	9.61	0.41	(1.24)	(0.83)	(0.42)	(0.05)	—	(0.47)
2009 - IR	9.58	0.44	(1.23)	(0.79)	(0.46)	(0.05)	—	(0.51)
2009 - R	9.57	0.40	(1.22)	(0.82)	(0.42)	(0.05)	—	(0.47)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.86	0.19	(0.28)	(0.09)	(0.20)	—	—	(0.20)
2008 - B	9.90	0.16	(0.28)	(0.12)	(0.17)	—	—	(0.17)
2008 - C	9.91	0.16	(0.29)	(0.13)	(0.17)	—	—	(0.17)
2008 - Institutional	9.90	0.21	(0.30)	(0.09)	(0.21)	—	—	(0.21)
2008 - Service	9.91	0.19	(0.30)	(0.11)	(0.19)	—	—	(0.19)
2008 - IR (Commenced November 30, 2007)	10.01	0.16	(0.43)	(0.27)	(0.16)	—	—	(0.16)
2008 - R (Commenced November 30, 2007)	10.01	0.14	(0.44)	(0.30)	(0.14)	—	—	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.82	0.44	0.02	0.46	(0.42)	—	—	(0.42)
2007 - B	9.86	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - C	9.87	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - Institutional	9.86	0.48	0.02	0.50	(0.46)	—	—	(0.46)
2007 - Service	9.86	0.43	0.03	0.46	(0.41)	—	—	(0.41)

2006 - A	9.87	0.41	(0.01)	0.40	(0.38)	(0.06)	(0.01)	(0.45)
2006 - B	9.91	0.34	(0.01)	0.33	(0.31)	(0.06)	(0.01)	(0.38)
2006 - C	9.91	0.34	—	0.34	(0.31)	(0.06)	(0.01)	(0.38)
2006 - Institutional	9.90	0.45	—	0.45	(0.42)	(0.06)	(0.01)	(0.49)
2006 - Service	9.91	0.40	(0.01)	0.39	(0.37)	(0.06)	(0.01)	(0.44)

2005 - A	10.25	0.32	(0.20)	0.12	(0.37)	(0.13)	—	(0.50)
2005 - B	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - C	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - Institutional	10.28	0.36	(0.21)	0.15	(0.40)	(0.13)	—	(0.53)
2005 - Service	10.29	0.31	(0.21)	0.10	(0.35)	(0.13)	—	(0.48)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Periods Ended
2010	2009	2008	2007	2006
503%	371%	193%	141%	516%

The prior year includes the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$9.53	19.32%	$804,834	0.82%		0.82%		3.37%		591%
9.57	18.36	16,680	1.57		1.57		2.68		591
9.58	18.48	33,260	1.57		1.57		2.62		591
9.57	19.79	705,704	0.48		0.48		3.78		591
9.58	19.05	5,580	0.98		0.98		3.30		591
9.54	19.58	69	0.57		0.57		3.30		591
9.54	19.03	14	1.07		1.07		3.10		591

8.27	(8.63)	600,963	0.80		0.81		4.70		413
8.31	(9.26)	17,694	1.55		1.56		3.95		413
8.31	(9.26)	24,655	1.55		1.56		3.95		413
8.30	(8.27)	851,372	0.46		0.47		5.04		413
8.31	(8.72)	7,333	0.96		0.97		4.55		413
8.28	(8.39)	9	0.55		0.56		4.97		413
8.28	(8.81)	9	1.05		1.06		4.51		413

9.57	(0.99)	809,957	0.78	(d)	0.78	(d)	4.63	(d)	239
9.61	(1.28)	21,415	1.53	(d)	1.53	(d)	3.89	(d)	239
9.61	(1.38)	28,402	1.53	(d)	1.53	(d)	3.89	(d)	239
9.60	(0.94)	1,571,578	0.44	(d)	0.44	(d)	4.97	(d)	239
9.61	(1.04)	24,199	0.94	(d)	0.94	(d)	4.47	(d)	239
9.58	(2.75)	10	0.53	(d)	0.53	(d)	4.66	(d)	239
9.57	(2.90)	10	1.03	(d)	1.03	(d)	4.22	(d)	239

9.86	4.84	798,223	0.80		0.81		4.51		166
9.90	4.05	20,736	1.55		1.56		3.74		166
9.91	4.05	23,008	1.55		1.56		3.76		166
9.90	5.21	1,684,860	0.44		0.45		4.87		166
9.91	4.68	29,899	0.94		0.95		4.32		166

9.82	4.21	714,877	0.83		0.84		4.25		562
9.86	3.42	22,971	1.58		1.59		3.49		562
9.87	3.52	20,937	1.58		1.59		3.49		562
9.86	4.69	1,558,971	0.46		0.47		4.65		562
9.86	4.06	46,600	0.96		0.97		4.13		562

9.87	1.14	658,114	0.86		0.87		3.14		283
9.91	0.38	29,096	1.61		1.62		2.40		283
9.91	0.38	23,432	1.61		1.62		2.40		283
9.90	1.53	1,098,280	0.47		0.48		3.54		283
9.91	1.02	31,682	0.97		0.98		3.03		283

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$9.16	$0.34	$1.07	$1.41	$(0.37)
2010 - B	9.15	0.28	1.07	1.35	(0.30)
2010 - C	9.15	0.28	1.07	1.35	(0.30)
2010 - Institutional	9.16	0.37	1.07	1.44	(0.40)
2010 - Service	9.16	0.34	1.05	1.39	(0.35)
2010 - IR	9.16	0.32	1.12	1.44	(0.39)
2010 - R	9.16	0.31	1.07	1.38	(0.34)

2009 - A	9.90	0.43	(0.75)	(0.32)	(0.42)
2009 - B	9.90	0.36	(0.76)	(0.40)	(0.35)
2009 - C	9.90	0.36	(0.76)	(0.40)	(0.35)
2009 - Institutional	9.90	0.46	(0.74)	(0.28)	(0.46)
2009 - Service	9.90	0.41	(0.74)	(0.33)	(0.41)
2009 - IR	9.91	0.45	(0.75)	(0.30)	(0.45)
2009 - R	9.91	0.40	(0.75)	(0.35)	(0.40)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.99	0.18	(0.05)	0.13	(0.22)
2008 - B	9.99	0.15	(0.05)	0.10	(0.19)
2008 - C	9.99	0.15	(0.05)	0.10	(0.19)
2008 - Institutional	9.99	0.20	(0.05)	0.15	(0.24)
2008 - Service	9.99	0.18	(0.05)	0.13	(0.22)
2008 - IR (Commenced November 30, 2007)	10.12	0.15	(0.17)	(0.02)	(0.19)
2008 - R (Commenced November 30, 2007)	10.12	0.14	(0.18)	(0.04)	(0.17)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (Commenced November 30, 2006)	10.00	0.39	(0.02)	0.37	(0.38)
2007 - B (Commenced June 20, 2007)	9.77	0.14	0.21	0.35	(0.13)
2007 - C (Commenced November 30, 2006)	10.00	0.33	(0.02)	0.31	(0.32)
2007 - Institutional (Commenced November 30, 2006)	10.00	0.42	(0.01)	0.41	(0.42)
2007 - Service (Commenced June 20, 2007)	9.77	0.16	0.21	0.37	(0.15)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Periods Ended
2010	2009	2008	2007

494%	330%	63%	312%

(d)	Includes a non-recurring reduction of expenses of a merged fund which amounted to 0.06% of average net assets.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$10.20	15.60%	$94,351	0.83%		1.14%		3.48%		600%
10.20	14.75	9,193	1.58		1.89		2.87		600
10.20	14.75	12,661	1.58		1.89		2.83		600
10.20	15.99	191,051	0.49		0.80		3.72		600
10.20	15.42	12	0.99		1.30		3.44		600
10.21	16.00	294	0.58		0.89		3.23		600
10.20	15.30	37	1.08		1.39		3.15		600

9.16	(3.17)	45,686	0.75	(d)	1.33	(d)	4.57	(d)	365
9.15	(4.00)	10,626	1.50	(d)	2.08	(d)	3.82	(d)	365
9.15	(4.00)	11,040	1.50	(d)	2.08	(d)	3.82	(d)	365
9.16	(2.84)	43,681	0.41	(d)	0.99	(d)	4.91	(d)	365
9.16	(3.34)	10	0.91	(d)	1.49	(d)	4.38	(d)	365
9.16	(3.02)	10	0.50	(d)	1.08	(d)	4.82	(d)	365
9.16	(3.49)	10	1.00	(d)	1.58	(d)	4.32	(d)	365

9.90	1.21	54,330	0.79	(e)	1.21	(e)	4.37	(e)	96
9.90	0.99	13,843	1.54	(e)	1.96	(e)	3.63	(e)	96
9.90	0.99	11,727	1.54	(e)	1.96	(e)	3.63	(e)	96
9.90	1.45	51,281	0.45	(e)	0.87	(e)	4.73	(e)	96
9.90	1.26	11	0.95	(e)	1.37	(e)	4.26	(e)	96
9.91	(0.26)	10	0.54	(e)	0.96	(e)	4.49	(e)	96
9.91	(0.41)	10	1.04	(e)	1.46	(e)	4.00	(e)	96

9.99	3.93	53,541	0.83	(e)	1.51	(e)	4.45	(e)	350
9.99	3.60	15,077	1.58	(e)	2.26	(e)	3.86	(e)	350
9.99	3.13	11,798	1.58	(e)	2.26	(e)	3.78	(e)	350
9.99	4.21	31,155	0.47	(e)	1.15	(e)	4.62	(e)	350
9.99	3.83	10	0.97	(e)	1.65	(e)	4.42	(e)	350

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$12.30	$0.38	$1.35	$1.73	$(1.29)	$—	$(1.29)
2010 - B	12.25	0.29	1.34	1.63	(1.19)	—	(1.19)
2010 - C	12.23	0.28	1.34	1.62	(1.19)	—	(1.19)
2010 - Institutional	12.28	0.42	1.35	1.77	(1.33)	—	(1.33)
2010 - Service	12.27	0.36	1.34	1.70	(1.27)	—	(1.27)

2009 - A	12.91	0.45	(0.60)	(0.15)	(0.46)	—	(0.46)
2009 - B	12.87	0.35	(0.60)	(0.25)	(0.37)	—	(0.37)
2009 - C	12.84	0.35	(0.59)	(0.24)	(0.37)	—	(0.37)
2009 - Institutional	12.89	0.49	(0.59)	(0.10)	(0.51)	—	(0.51)
2009 - Service	12.88	0.43	(0.60)	(0.17)	(0.44)	—	(0.44)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	12.93	0.17	—	0.17	(0.19)	—	(0.19)
2008 - B	12.88	0.13	0.01	0.14	(0.15)	—	(0.15)
2008 - C	12.86	0.13	—	0.13	(0.15)	—	(0.15)
2008 - Institutional	12.91	0.19	—	0.19	(0.21)	—	(0.21)
2008 - Service	12.90	0.16	—	0.16	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	12.74	0.37	0.20	0.57	(0.34)	(0.04)	(0.38)
2007 - B	12.70	0.27	0.19	0.46	(0.25)	(0.03)	(0.28)
2007 - C	12.67	0.27	0.20	0.47	(0.25)	(0.03)	(0.28)
2007 - Institutional	12.73	0.42	0.18	0.60	(0.38)	(0.04)	(0.42)
2007 - Service	12.71	0.35	0.20	0.55	(0.32)	(0.04)	(0.36)

2006 - A	13.25	0.34	(0.09)	0.25	(0.71)	(0.05)	(0.76)
2006 - B	13.20	0.24	(0.08)	0.16	(0.62)	(0.04)	(0.66)
2006 - C	13.18	0.24	(0.09)	0.15	(0.62)	(0.04)	(0.66)
2006 - Institutional	13.23	0.38	(0.07)	0.31	(0.76)	(0.05)	(0.81)
2006 - Service	13.22	0.32	(0.08)	0.24	(0.70)	(0.05)	(0.75)

2005 - A	13.65	0.32	0.28	0.60	(1.00)	—	(1.00)
2005 - B	13.61	0.22	0.27	0.49	(0.90)	—	(0.90)
2005 - C	13.58	0.22	0.28	0.50	(0.90)	—	(0.90)
2005 - Institutional	13.64	0.37	0.28	0.65	(1.06)	—	(1.06)
2005 - Service	13.63	0.30	0.28	0.58	(0.99)	—	(0.99)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$12.74	14.73%	$218,572	1.03%		1.11%		3.02%		267%
12.69	13.92	5,143	1.78		1.86		2.30		267
12.66	13.80	7,606	1.78		1.86		2.22		267
12.72	15.14	685,787	0.69		0.77		3.36		267
12.70	14.50	95	1.19		1.27		2.87		267

12.30	(1.10)	202,926	1.02		1.11		3.61		168
12.25	(1.93)	6,572	1.77		1.86		2.85		168
12.23	(1.85)	4,863	1.77		1.86		2.85		168
12.28	(0.76)	664,853	0.68		0.77		3.94		168
12.27	(1.26)	214	1.18		1.27		3.44		168

12.91	1.33	311,900	1.01	(c)	1.07	(c)	3.17	(c)	141
12.87	1.10	10,479	1.76	(c)	1.82	(c)	2.42	(c)	141
12.84	1.02	6,110	1.76	(c)	1.82	(c)	2.44	(c)	141
12.89	1.48	1,077,177	0.67	(c)	0.73	(c)	3.54	(c)	141
12.88	1.27	380	1.17	(c)	1.23	(c)	3.03	(c)	141

12.93	4.46	324,537	1.04		1.10		2.92		116
12.88	3.59	11,127	1.79		1.85		2.13		116
12.86	3.69	5,282	1.79		1.85		2.13		116
12.91	4.76	1,089,450	0.68		0.74		3.30		116
12.90	4.31	376	1.18		1.24		2.75		116

12.74	2.07	252,962	1.05		1.17		2.63		97
12.70	1.36	17,716	1.80		1.93		1.89		97
12.67	1.28	6,908	1.80		1.93		1.89		97
12.73	2.53	590,541	0.68		0.80		3.00		97
12.71	1.93	435	1.18		1.31		2.51		97

13.25	4.56	173,712	1.08		1.32		2.36		137
13.20	3.72	24,819	1.83		2.07		1.61		137
13.18	3.80	8,370	1.83		2.07		1.61		137
13.23	4.90	214,410	0.69		0.91		2.70		137
13.22	4.38	463	1.19		1.43		2.26		137

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Multi Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund and Goldman Sachs Global Income Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Core Plus Fixed Income Fund, the financial highlights of the Funds for the period ended October 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated December 21, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 21, 2010

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income Fund				Core Plus Fixed Income Fund				Global Income Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	10/1/09	3/31/10		3/31/10*	10/1/09	3/31/10		3/31/10*	10/1/09	3/31/10		3/31/10*
Class A
Actual	$1,000.00	$1,040.30		$4.19	$1,000.00	$1,034.50		$4.22	$1,000.00	$1,037.00		$5.25
Hypothetical 5% return	1,000.00	1,020.83	+	4.15	1,000.00	1,020.78	+	4.19	1,000.00	1,019.77	+	5.21

Class B
Actual	1,000.00	1,036.30		7.99	1,000.00	1,031.70		8.02	1,000.00	1,033.20		9.04
Hypothetical 5% return	1,000.00	1,017.09	+	7.91	1,000.00	1,017.03	+	7.97	1,000.00	1,016.04	+	8.96

Class C
Actual	1,000.00	1,037.40		7.99	1,000.00	1,030.70		8.02	1,000.00	1,032.60		9.05
Hypothetical 5% return	1,000.00	1,017.08	+	7.91	1,000.00	1,017.03	+	7.97	1,000.00	1,016.03	+	8.97

Institutional
Actual	1,000.00	1,043.00		2.46	1,000.00	1,037.30		2.51	1,000.00	1,038.80		3.53
Hypothetical 5% return	1,000.00	1,022.52	+	2.44	1,000.00	1,022.47	+	2.49	1,000.00	1,021.47	+	3.50

Service
Actual	1,000.00	1,039.30		5.00	1,000.00	1,034.70		4.99	1,000.00	1,035.40		6.05
Hypothetical 5% return	1,000.00	1,020.03	+	4.95	1,000.00	1,020.03	+	4.95	1,000.00	1,018.99	+	6.00

Class IR
Actual	1,000.00	1,041.50		2.92	1,000.00	1,036.80		2.93	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.07	+	2.89	1,000.00	1,022.05	+	2.91	N/A	N/A		N/A

Class R
Actual	1,000.00	1,039.10		5.40	1,000.00	1,034.30		5.50	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,019.64	+	5.34	1,000.00	1,019.52	+	5.46	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Core Fixed Income	0.82%	1.57%	1.57%	0.48%	0.98%	0.57%	1.07%
Core Plus Fixed Income	0.83	1.58	1.58	0.49	0.99	0.58	1.08
Global Income	1.03	1.78	1.78	0.69	1.19	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of May 31, 2010.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of May 31, 2010, the Trust consisted of 83 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of May 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $753.4 billion in assets under management as of December 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] ■ Institutional Liquid Assets Prime Obligations Portfolio
■ Institutional Liquid Assets Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Tax-Free Money Market Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund

■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
■ Structured International Equity Flex Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
Select Satellite[3] ■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[3] ■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2008 year-end assets. Ranked 9th in Total Assets Worldwide. Pensions&Investments, May 2009.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Tollkeeper Fundsm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser Christchurch Court, 10-15 Newgate Street London, England EC1 A7HD

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

A Prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Copyright 2010 Goldman, Sachs & Co. All rights reserved. 36124.MF.TMPL MSFIAR10 / 36.1K / 4-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,655,758	$2,735,367	Financial Statement audits. For 2009, $689,739 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$116,245	$257,222	Other attest services.

Tax Fees:

• PwC	$729,246	$655,950	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2010 and 2009, $74,833 and $71,161 represent fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended March 31, 2010 and March 31, 2009 were approximately $845,491 and $913,172 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $6.4 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	June 3, 2010

By:	/s/ George. F. Travers

George. F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 3, 2010